UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-3785

Fidelity Advisor Series I
 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts  02210
 (Address of principal executive offices)       (Zip code)

Marc Bryant, Secretary

245 Summer St.

Boston, Massachusetts  02210
(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2016

Item 1.

Reports to Stockholders

Fidelity Advisor® Floating Rate High Income Fund Class A, Class T, Class C and Class I Annual Report October 31, 2016

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2016	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 2.75% sales charge)	3.07%	2.80%	3.32%
Class T (incl. 2.75% sales charge)	2.97%	2.68%	3.26%
Class C (incl. contingent deferred sales charge)	4.19%	2.58%	2.84%
Class I	6.23%	3.62%	3.87%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Floating Rate High Income Fund - Class A on October 31, 2006, and the current 2.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the S&P®/LSTA Leveraged Performing Loan Index performed over the same period.

Period Ending Values
$13,863	Fidelity Advisor® Floating Rate High Income Fund - Class A
$15,996	S&P®/LSTA Leveraged Performing Loan Index

Management's Discussion of Fund Performance

Market Recap:  Floating-rate bank loans posted a solid gain for the fiscal year ending October 31, 2016, sharply reversing course in March to end seven months of negative returns. The S&P/LSTA® Leveraged Performing Loan Index gained 6.62% the past year, lagging high-yield bonds but outpacing the broad investment-grade fixed-income market. Sharply falling oil prices, global economic uncertainty and investor risk aversion weighed on the asset class into mid-February. As February progressed, loans began to benefit from improvement across a range of global issues. Oil prices shifted into an uptrend, China’s central bank eased concern about its economy by implementing additional stimulus measures and improving U.S. economic data helped allay fears that global developments would stall U.S. expansion. The loan market extended its rally through May, bolstered by fading fears of a U.S. recession, robust stimulus from the European Central Bank and modestly increased demand for collateralized loan obligations. Following a brief, late-June disruption related to the U.K.’s vote to exit the European Union, or Brexit, loans advanced through October 31. Gains were broad-based across industries, led by steel, which rallied in step with recovering commodity prices. From a credit-quality perspective, lower-quality loans delivered the best performance, reflecting improved risk sentiment.

Comments from Portfolio Manager Eric Mollenhauer:  For the year, the fund’s share classes (excluding sales charges, if applicable) gained about 6%, modestly trailing the benchmark S&P/LSTA® Leveraged Performing Loan Index. A cash stake of roughly 7%, on average, was the primary factor hampering relative performance. During the period, a combination of loan repayments and investment sales pushed the fund’s cash allocation above my 5% target. Despite the fund’s conservative overall positioning, positive security selection among loans rated B and CCC helped performance stay relatively close to that of the benchmark in a rally led by lower-quality areas of the market. At the sector/industry level, security selection in health care was a modest drag on relative results. On the plus side, selections in lodging & casinos, leisure goods/activities/movies and nonferrous metals/minerals notably aided relative performance. The biggest individual detractors were an underweighting in oil & gas exploration & production company Fieldwood Energy and an out-of-benchmark position in coal mine operator Walter Energy. The loans of both of these firms were no longer in the fund as of period end, although we held an equity stake in Walter Energy. The top contributors were overweightings in coal producer Murray Energy and resort and casino operator Caesars Entertainment.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Five Holdings as of October 31, 2016

(by issuer, excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Albertson's LLC	2.3	2.6
Community Health Systems, Inc.	2.1	2.8
Caesars Growth Properties Holdings, LLC	1.7	1.7
Valeant Pharmaceuticals International, Inc.	1.5	1.5
Kronos, Inc.	1.3	0.6
	8.9

Top Five Market Sectors as of October 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Technology	10.8	10.8
Healthcare	10.4	10.3
Services	7.4	6.4
Telecommunications	7.1	8.4
Gaming	6.5	6.5

Quality Diversification (% of fund's net assets)

As of October 31, 2016
BBB	2.9%
BB	38.9%
B	40.1%
CCC,CC,C	6.0%
Not Rated	4.6%
Equities	0.4%
Short-Term Investments and Net Other Assets	7.1%

As of April 30, 2016
BBB	4.8%
BB	41.1%
B	39.5%
CCC,CC,C	4.5%
D	0.8%
Not Rated	2.4%
Equities	0.4%
Short-Term Investments and Net Other Assets	6.5%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of October 31, 2016*
Bank Loan Obligations	84.7%
Nonconvertible Bonds	7.8%
Common Stocks	0.4%
Short-Term Investments and Net Other Assets (Liabilities)	7.1%

 * Foreign investments - 7.9%

As of April 30, 2016*
Bank Loan Obligations	84.3%
Nonconvertible Bonds	8.8%
Common Stocks	0.4%
Short-Term Investments and Net Other Assets (Liabilities)	6.5%

 * Foreign investments - 10.9%

Investments October 31, 2016

Showing Percentage of Net Assets

Bank Loan Obligations - 84.7%(a)
	Principal Amount (000s)	Value (000s)
Aerospace - 1.0%
Gemini HDPE LLC Tranche B, term loan 4.75% 8/7/21 (b)	$9,227	$9,296
TransDigm, Inc.:
Tranche C, term loan 3.8214% 2/28/20(b)	56,625	56,537
Tranche F, term loan 3.75% 6/9/23 (b)	29,925	29,794

TOTAL AEROSPACE		95,627

Automotive & Auto Parts - 0.6%
Chrysler Group LLC term loan 3.25% 12/31/18 (b)	7,147	7,150
North American Lifting Holdings, Inc.:
Tranche 1LN, term loan 5.5% 11/27/20 (b)	16,539	13,893
Tranche 2LN, term loan 10% 11/27/21 (b)	24,370	15,109
Tower Automotive Holdings U.S.A. LLC term loan 4% 4/23/20 (b)	17,272	17,228

TOTAL AUTOMOTIVE & AUTO PARTS		53,380

Broadcasting - 1.4%
CBS Radio, Inc. term loan 4.5% 10/17/23 (b)	21,000	21,105
Clear Channel Communications, Inc. Tranche D, term loan 7.2843% 1/30/19 (b)	51,970	39,261
Entercom Radio, LLC Tranche B, term loan 11/1/23 (c)	6,000	6,030
ION Media Networks, Inc. Tranche B, term loan 4.75% 12/18/20 (b)	14,337	14,391
Nielsen Finance LLC Tranche B 3LN, term loan 3.0311% 10/4/23 (b)	12,000	12,047
Univision Communications, Inc. Tranche C 4LN, term loan 4% 3/1/20 (b)	41,429	41,493

TOTAL BROADCASTING		134,327

Building Materials - 0.7%
GCP Applied Technologies, Inc. Tranche B, term loan 4.0877% 2/3/22 (b)	1,990	2,001
HD Supply, Inc. Tranche B, term loan 3.63% 10/17/23 (b)	8,250	8,255
HNC Holdings, Inc. Tranche B, term loan 5.5% 10/5/23 (b)	9,725	9,733
Jeld-Wen, Inc. Tranche B, term loan 4.75% 7/1/22 (b)	23,045	23,179
LBM Borrower LLC Tranche B 1LN, term loan 6.25% 8/20/22 (b)	18,317	18,304

TOTAL BUILDING MATERIALS		61,472

Cable/Satellite TV - 3.9%
Altice U.S. Finance SA term loan 3.8818% 1/15/25 (b)	30,500	30,584
Charter Communication Operating LLC Tranche I, term loan 3.5% 1/24/23 (b)	54,695	55,006
Charter Communications Operating LLC:
Tranche E, term loan 3% 7/1/20 (b)	47,729	47,807
Tranche F, term loan 3% 1/3/21 (b)	75,591	75,685
CSC Holdings LLC Tranche B, term loan 3.8761% 10/11/24 (b)	18,883	18,943
Liberty Cablevision of Puerto Rico Tranche 1LN, term loan 4.5% 1/7/22 (b)	14,000	13,767
Numericable LLC:
Tranche B 1LN, term loan 4.5625% 7/20/22 (b)	9,900	9,904
Tranche B 6LN, term loan 4.75% 2/10/23 (b)	14,888	14,888
Tranche B, term loan 5.1373% 1/15/24 (b)	34,228	34,510
Virgin Media Investment Holdings Ltd. Tranche B, term loan 3.5% 6/30/23 (b)	8,863	8,897
WideOpenWest Finance LLC Tranche B, term loan 4.5% 8/19/23 (b)	28,000	27,924
Ziggo B.V.:
Tranche B 1LN, term loan 3.5% 1/15/22 (b)	14,405	14,393
Tranche B 2LN, term loan 3.5% 1/15/22 (b)	8,537	8,530
Tranche B 3LN, term loan 3.7014% 1/15/22 (b)	2,653	2,650

TOTAL CABLE/SATELLITE TV		363,488

Capital Goods - 0.7%
Doncasters PLC Tranche B 2LN, term loan 9.5% 10/9/20 (b)	4,516	4,245
Onex Wizard U.S. Acquisition, Inc. Tranche B, term loan 4% 3/13/22 (b)	31,377	31,391
SRAM LLC. Tranche B, term loan 4.0146% 4/10/20 (b)	20,552	20,038
Wireco Worldgroup, Inc. Tranche B 1LN, term loan 6.5% 9/30/23 (b)	6,500	6,533

TOTAL CAPITAL GOODS		62,207

Chemicals - 2.0%
Hilex Poly Co. LLC Tranche B 1LN, term loan 6% 12/5/21 (b)	7,930	7,994
Ineos Styrolution U.S. Holding LLC Tranche B, term loan 4.75% 9/30/21 (b)	10,265	10,342
Kraton Polymers LLC Tranche B, term loan 6% 1/6/22 (b)	21,195	21,312
MacDermid, Inc.:
term loan 5% 6/7/23 (b)	30,645	30,875
Tranche B 3LN, term loan 5.5% 6/7/20 (b)	22,284	22,451
Royal Holdings, Inc.:
Tranche B 1LN, term loan 4.5% 6/19/22 (b)	13,825	13,881
Tranche B 2LN, term loan 8.5% 6/19/23 (b)	2,130	2,087
The Chemours Co. LLC Tranche B, term loan 3.75% 5/12/22 (b)	15,606	15,403
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc. Tranche B 1LN, term loan 4.25% 11/5/21 (b)	18,323	18,428
Tronox Pigments (Netherlands) B.V. Tranche B, term loan 4.5% 3/19/20 (b)	11,645	11,584
U.S. Coatings Acquisition, Inc. Tranche B, term loan 3.75% 2/1/20 (b)	14,467	14,567
Univar, Inc. Tranche B, term loan 4.25% 7/1/22 (b)	14,004	14,021

TOTAL CHEMICALS		182,945

Consumer Products - 0.5%
Weight Watchers International, Inc. Tranche B 2LN, term loan 4.074% 4/2/20 (b)	32,779	24,879
Wilsonart LLC Tranche B, term loan 4% 10/31/19 (b)	17,746	17,740

TOTAL CONSUMER PRODUCTS		42,619

Containers - 2.3%
Anchor Glass Container Corp. Tranche B, term loan 4.75% 7/1/22 (b)	2,746	2,771
Ardagh Holdings U.S.A., Inc. Tranche B, term loan 4% 12/17/21 (b)	42,335	42,719
Berry Plastics Corp.:
Tranche G, term loan 3.5% 1/6/21 (b)	8,592	8,595
Tranche H, term loan 3.75% 10/1/22 (b)	17,569	17,623
Berry Plastics Group, Inc. term loan 3.5% 2/8/20 (b)	75,350	75,433
BWAY Holding Co. Tranche B, term loan 5.5% 8/14/20 (b)	13,897	13,981
Consolidated Container Co. Tranche B, term loan 5% 7/3/19 (b)	13,034	12,947
Hostess Brands LLC Tranche B 1LN, term loan 4.5% 8/3/22 (b)	11,999	12,078
Reynolds Group Holdings, Inc. Tranche B, term loan 4.25% 2/5/23 (b)	26,980	27,040

TOTAL CONTAINERS		213,187

Diversified Financial Services - 2.9%
AlixPartners LLP term loan 4% 7/28/22 (b)	23,923	23,961
Assuredpartners, Inc. Tranche B 1LN, term loan 5.75% 10/22/22 (b)	31,393	31,519
Delos Finance SARL Tranche B LN, term loan 3.5877% 3/6/21 (b)	33,095	33,281
Energy & Minerals Group Tranche B, term loan 4.75% 3/27/20 (b)	5,254	5,162
Fly Funding II SARL Tranche B, term loan 3.54% 8/9/19 (b)	13,019	13,044
Flying Fortress Holdings, Inc. Tranche B, term loan 3.5877% 4/30/20 (b)	66,390	66,788
Fort Dearborn Holding Co., Inc. Tranche B, term loan 5% 10/19/23 (b)	4,000	4,018
HarbourVest Partners LLC Tranche B, term loan 3.3811% 2/4/21 (b)	11,377	11,377
IBC Capital U.S. LLC Tranche B 1LN, term loan 4.9847% 9/11/21 (b)	24,625	24,215
TransUnion LLC Tranche B 2LN, term loan 3.5% 4/9/21 (b)	37,360	37,453
UFC Holdings LLC:
Tranche 2LN, term loan 8.5% 8/18/24 (b)	4,275	4,339
Tranche B 1LN, term loan 5% 8/18/23 (b)	19,375	19,523

TOTAL DIVERSIFIED FINANCIAL SERVICES		274,680

Energy - 3.2%
Alon U.S.A. Partners LP term loan 9.25% 11/26/18 (b)	8,556	8,534
California Resources Corp. Tranche 1LN, term loan 11.375% 12/31/21 (b)	12,500	13,422
Chesapeake Energy Corp. Tranche 1LN, term loan 8.5% 8/23/21 (b)	15,000	16,022
Chief Exploration & Development, LLC. Tranche 2LN, term loan 7.7528% 5/16/21 (b)	3,000	2,867
Citgo Holding, Inc. Tranche B, term loan 9.5% 5/12/18 (b)	13,647	13,793
Crestwood Holdings Partners LLC Tranche B, term loan 9% 6/19/19 (b)	25,181	23,670
Drillships Ocean Ventures, Inc. Tranche B, term loan 5.5% 7/25/21 (b)	16,089	11,406
Empire Generating Co. LLC:
Tranche B, term loan 5.25% 3/14/21 (b)	32,039	29,315
Tranche C, term loan 5.25% 3/14/21 (b)	2,549	2,332
Energy Transfer Equity LP Tranche C, term loan 4.0424% 12/2/19 (b)	20,993	20,997
ExGen Renewables I, LLC Tranche B term loan 5.25% 2/6/21 (b)	11,367	11,452
Expro Finservices SARL Tranche B, term loan 5.75% 9/2/21 (b)	27,886	24,198
Gulf Finance LLC Tranche B 1LN, term loan 6.25% 8/25/23 (b)	46,500	45,396
MRP Generation Holdings LLC Tranche B, term loan 8% 9/29/22 (b)	15,000	14,231
Overseas Shipholding Group, Inc. Tranche B, term loan 5.25% 8/5/19 (b)	13,089	12,975
Pacific Drilling SA Tranche B, term loan 4.5% 6/3/18 (b)	13,810	3,884
Panda Temple Power, LLC term loan 7.25% 4/3/19 (b)	10,918	9,990
Seadrill Operating LP Tranche B, term loan 4% 2/21/21 (b)	43,636	24,245
Targa Resources Corp. term loan 5.75% 2/27/22 (b)	5,581	5,588
Western Refining, Inc. Tranche B, term loan 5.25% 11/12/20 (b)	7,402	7,383

TOTAL ENERGY		301,700

Entertainment/Film - 0.7%
AMC Entertainment Holdings, Inc. Tranche B, term loan 12/15/23 (c)	7,690	7,709
AMC Entertainment, Inc. Tranche B, term loan 4% 12/15/22 (b)	5,000	5,017
CDS U.S. Intermediate Holdings, Inc.:
Tranche B 1LN, term loan 5% 7/8/22 (b)	11,453	11,460
Tranche B 2LN, term loan 9.25% 7/8/23 (b)	5,305	5,119
Digital Cinema Implementation Partners, LLC Tranche B, term loan 3.3349% 5/17/21(b)	13,034	13,058
Lions Gate Entertainment Corp. term loan 10/13/23 (c)	23,000	22,962

TOTAL ENTERTAINMENT/FILM		65,325

Environmental - 0.7%
ADS Waste Holdings, Inc. Tranche B 2LN, term loan 3.75% 10/9/19 (b)	15,470	15,474
The Brickman Group, Ltd.:
Tranche 2LN, term loan 7.5% 12/18/21 (b)	5,690	5,670
Tranche B 1LN, term loan 4% 12/18/20 (b)	29,569	29,504
WTG Holdings III Corp. Tranche B 1LN, term loan 4.75% 1/15/21 (b)	13,848	13,882

TOTAL ENVIRONMENTAL		64,530

Food & Drug Retail - 3.2%
Albertson's LLC:
Tranche B 4LN, term loan 4.5% 8/25/21 (b)	180,438	181,707
Tranche B 6LN, term loan 4.75% 6/22/23 (b)	32,676	33,016
Candy Intermediate Holdings, Inc. Tranche B 1LN, term loan 5.5% 6/15/23 (b)	9,975	10,044
GOBP Holdings, Inc. Tranche B 1LN, term loan 5% 10/21/21 (b)	3,980	3,973
Petco Holdings, Inc. Tranche B 1LN, term loan 5% 1/26/23 (b)	27,810	28,032
Pizza Hut Holdings LLC Tranche B, term loan 3.2857% 6/16/23 (b)	24,938	25,187
RPI Finance Trust term loan 3.0346% 10/14/22 (b)	10,305	10,393
Smart & Final, Inc. Tranche B, term loan 4.3046% 11/15/22 (b)	5,500	5,483
SUPERVALU, Inc. Tranche B, term loan 5.5% 3/21/19 (b)	3,343	3,350

TOTAL FOOD & DRUG RETAIL		301,185

Food/Beverage/Tobacco - 0.8%
AdvancePierre Foods, Inc. Tranche B 1LN, term loan 4.5% 6/2/23 (b)	11,618	11,699
Chobani LLC Tranche B, term loan 5.25% 10/7/23 (b)	16,000	16,170
Keurig Green Mountain, Inc. Tranche B, term loan 5.25% 3/3/23 (b)	19,621	19,862
U.S. Foods, Inc. Tranche B, term loan 4% 6/27/23 (b)	27,182	27,342

TOTAL FOOD/BEVERAGE/TOBACCO		75,073

Gaming - 6.4%
Aristocrat International Pty Ltd. Tranche B 1LN, term loan 3.6312% 10/20/21 (b)	27,060	27,155
Boyd Gaming Corp.:
Tranche B 2LN, term loan 3.534% 9/15/23 (b)	15,915	16,025
Tranche B, term loan 4% 8/14/20 (b)	8,220	8,282
Caesars Entertainment Resort Properties LLC Tranche B 1LN, term loan 7% 10/11/20 (b)	101,087	101,592
Caesars Growth Properties Holdings, LLC Tranche 1LN, term loan 6.25% 5/8/21 (b)	161,126	160,857
CityCenter Holdings LLC Tranche B, term loan 4.25% 10/16/20 (b)	15,337	15,417
Golden Nugget, Inc. Tranche B, term loan:
4.5% 11/21/19 (b)	35,129	35,502
4.5% 11/21/19 (b)	15,055	15,215
Las Vegas Sands LLC Tranche B, term loan 3.25% 12/19/20 (b)	23,980	24,119
MGM Mirage, Inc. Tranche A, term loan 3.2843% 4/25/21 (b)	14,405	14,333
Mohegan Tribal Gaming Authority Tranche B, term loan 5.5% 10/14/23 (b)	15,000	14,939
Scientific Games Corp.:
Tranche B 2LN, term loan 6% 10/1/21 (b)	40,617	40,770
Tranche B, term loan 6% 10/18/20 (b)	73,665	74,057
Station Casinos LLC Tranche B, term loan 3.75% 6/8/23 (b)	40,922	41,098
Yonkers Racing Corp. Tranche B 1LN, term loan 4.25% 8/20/19 (b)	12,715	12,699

TOTAL GAMING		602,060

Healthcare - 9.6%
Alere, Inc. Tranche B, term loan 4.25% 6/18/22 (b)	11,128	11,080
Alvogen Pharma U.S., Inc. Tranche B 1LN, term loan 6% 4/2/22 (b)	15,804	15,804
AmSurg Corp. Tranche B, term loan 3.5% 7/16/21 (b)	15,858	15,851
Avantor Performance Materials Holdings, Inc. Tranche B 1LN, term loan 6% 6/21/22 (b)	19,930	20,055
Community Health Systems, Inc.:
Tranche F, term loan 4.0834% 12/31/18 (b)	40,399	39,389
Tranche G, term loan 3.75% 12/31/19 (b)	56,322	53,207
Tranche H, term loan 4% 1/27/21 (b)	98,426	92,840
DaVita HealthCare Partners, Inc. Tranche B, term loan 3.5% 6/24/21 (b)	47,104	47,059
DJO Finance LLC Tranche B 1LN, term loan 4.25% 6/7/20 (b)	19,721	19,499
Drumm Investors LLC Tranche B, term loan 9.5% 5/4/18 (b)	12,621	12,582
Emergency Medical Services Corp. Tranche B, term loan 4.25% 5/25/18 (b)	21,049	21,068
Endo Pharmaceuticals, Inc. Tranche B, term loan 3.75% 9/25/22 (b)	32,708	32,655
Gold Merger Co., Inc. Tranche B, term loan 4.75% 7/27/23 (b)	6,735	6,774
Grifols, S.A. Tranche B, term loan 3.4559% 2/27/21 (b)	31,962	32,216
HCA Holdings, Inc.:
Tranche B 6LN, term loan 3.7843% 3/18/23 (b)	60,232	60,842
Tranche B 7LN, term loan 3.5877% 2/15/24 (b)	20,000	20,169
HCR Healthcare LLC Tranche B, term loan 5% 4/6/18 (b)	7,329	6,425
Horizon Pharmaceuticals, Inc. term loan 5/7/21 (c)	13,500	13,517
InVentiv Health, Inc. Tranche B, term loan 9/29/23 (c)	21,000	20,989
Jaguar Holding Co. II/Pharmaceutical Product Development LLC Tranche B, term loan 4.25% 8/18/22 (b)	6,101	6,091
Kindred Healthcare, Inc. Tranche B, term loan 4.25% 4/9/21 (b)	4,975	4,970
Milk Specialties Co. Tranche B, term loan 6% 8/16/23 (b)	12,165	12,256
MPH Acquisition Holdings LLC Tranche B, term loan 5% 6/7/23 (b)	19,135	19,333
Onex Schumacher Finance LP Tranche B 1LN, term loan 5% 7/31/22 (b)	3,482	3,494
Ortho-Clinical Diagnostics, Inc. Tranche B, term loan 4.75% 6/30/21 (b)	42,013	40,997
Patheon, Inc. Tranche B, term loan 4.25% 3/11/21 (b)	13,764	13,769
Precyse Acquisition Corp. Tranche B, term loan 6.5% 10/20/22 (b)	9,975	10,037
Press Ganey Holdings, Inc.:
Tranche 2LN, term loan 10/21/24 (c)	5,000	5,063
Tranche B 1LN, term loan 4.25% 10/21/23 (b)	15,500	15,500
U.S. Renal Care, Inc.:
Tranche 2LN, term loan 9% 12/31/23 (b)	5,000	4,775
Tranche B 1LN, term loan 5.25% 12/31/22 (b)	46,651	44,625
Valeant Pharmaceuticals International, Inc.:
Tranche A 3LN, term loan 4.29% 10/20/18 (b)	3,008	2,999
Tranche B, term loan 5.5% 4/1/22 (b)	66,430	66,181
Tranche BC 2LN, term loan 5.25% 12/11/19 (b)	25,638	25,579
Tranche BD 2LN, term loan 5% 2/13/19 (b)	36,462	36,345
Tranche E, term loan 5.25% 8/5/20 (b)	13,577	13,521
Vizient, Inc. term loan 5% 2/11/23 (b)	26,396	26,668

TOTAL HEALTHCARE		894,224

Homebuilders/Real Estate - 1.5%
Americold Realty Operating Partnership LP Tranche B, term loan 5.75% 12/1/22 (b)	12,464	12,594
Communications Sales & Leasing, Inc. Tranche B, term loan 4.5% 10/24/22 (b)	21,619	21,689
DTZ U.S. Borrower LLC Tranche B 1LN, term loan 4.25% 11/4/21 (b)	29,700	29,613
MGM Growth Properties Operating Partner LP Tranche B, term loan 3.5% 4/25/23 (b)	30,184	30,241
Realogy Group LLC Tranche B, term loan 3.75% 7/20/22 (b)	42,959	43,290

TOTAL HOMEBUILDERS/REAL ESTATE		137,427

Hotels - 2.0%
ESH Hospitality, Inc. Tranche B, term loan 8/30/23 (c)	17,000	17,087
Four Seasons Holdings, Inc.:
Tranche 2LN, term loan 6.25% 12/27/20 (b)	16,755	16,870
Tranche B 1LN, term loan 3.5877% 6/27/20 (b)	50,417	50,621
Hilton Worldwide Finance LLC:
Tranche B 2LN, term loan 3.034% 10/25/23 (b)	31,809	31,957
Tranche B, term loan 3.5% 10/25/20 (b)	39,374	39,522
La Quinta Intermediate Holdings LLC Tranche B LN, term loan 3.75% 4/14/21 (b)	19,447	19,393
Playa Resorts Holding BV Tranche B, term loan 4% 8/9/19 (b)	13,558	13,524

TOTAL HOTELS		188,974

Insurance - 1.8%
Alliant Holdings Intermediate LLC Tranche B, term loan 4.7528% 8/14/22 (b)	23,095	23,081
Asurion LLC:
Tranche B 1LN, term loan 5% 5/24/19 (b)	23,207	23,211
Tranche B 2LN, term loan 4.3377% 7/8/20 (b)	7,422	7,425
Tranche B 2LN, term loan 8.5% 3/3/21 (b)	13,303	13,397
Tranche B 4LN, term loan 5% 8/4/22 (b)	39,040	39,211
Tranche B 5LN, term loan 11/3/23 (c)	17,840	17,840
HUB International Ltd. Tranche B 1LN, term loan 4% 10/2/20 (b)	17,634	17,622
Lonestar Intermediate Super Holdings LLC term loan 10% 8/31/21 pay-in-kind (b)	13,500	13,590
VF Holdings Corp. Tranche B 1LN, term loan 4.75% 6/30/23 (b)	15,000	15,045

TOTAL INSURANCE		170,422

Leisure - 0.9%
24 Hour Fitness Worldwide, Inc. Tranche B, term loan 4.75% 5/30/21 (b)	28,076	27,409
ClubCorp Club Operations, Inc. Tranche B, term loan 4% 12/15/22 (b)	10,000	10,046
Fitness International LLC Tranche B, term loan 6% 7/1/20 (b)	11,000	11,008
LTF Merger Sub, Inc. Tranche B, term loan 4.25% 6/10/22 (b)	31,927	31,902
Planet Fitness Holdings, LLC. Tranche B, term loan 4.5% 3/31/21 (b)	2,296	2,296

TOTAL LEISURE		82,661

Metals/Mining - 1.8%
American Rock Salt Co. LLC Tranche B 1LN, term loan 4.75% 5/20/21 (b)	8,701	8,412
Ameriforge Group, Inc.:
Tranche B 1LN, term loan 5% 12/19/19 (b)	7,368	3,850
Tranche B 2LN, term loan 8.75% 12/19/20 (b)	3,000	400
Doncasters Group, LLC Tranche B 1LN, term loan 4.5% 4/9/20 (b)	19,634	19,438
Fortescue Metals Group Ltd. Tranche B, term loan 3.75% 6/30/19 (b)	19,148	19,130
Murray Energy Corp. Tranche B 2LN, term loan 8.25% 4/16/20 (b)	90,349	82,584
Oxbow Carbon LLC:
Tranche 2LN, term loan 8% 1/19/20 (b)	19,130	18,652
Tranche B 1LN, term loan 4.25% 7/19/19 (b)	1,359	1,361
Peabody Energy Corp. Tranche B, term loan 0% 9/24/20 (d)	19,086	16,803
Walter Energy, Inc. Tranche B, term loan 0% 4/1/18 (d)	32,780	0

TOTAL METALS/MINING		170,630

Publishing/Printing - 2.5%
Cengage Learning, Inc. Tranche B, term loan 5.25% 6/7/23 (b)	48,753	47,605
Getty Images, Inc. Tranche B, term loan 4.75% 10/18/19 (b)	51,923	43,989
Harland Clarke Holdings Corp.:
Tranche B 4LN, term loan 6.993% 8/4/19 (b)	5,270	5,227
Tranche B 5LN, term loan 7% 12/31/19 (b)	14,192	14,091
Houghton Mifflin Harcourt Publishing, Inc. Tranche B, term loan 4% 5/29/21 (b)	26,266	25,954
JD Power & Associates Tranche B 1LN, term loan 5.25% 9/7/23 (b)	6,180	6,219
McGraw-Hill Global Education Holdings, LLC term loan 5% 5/4/22 (b)	49,381	49,247
Merrill Communications LLC Tranche B, term loan 6.25% 6/1/22 (b)	16,397	15,413
Proquest LLC Tranche B, term loan 5.75% 10/24/21 (b)	6,929	6,921
Springer Science+Business Media Deutschland GmbH Tranche B 9LN, term loan 4.75% 8/14/20 (b)	14,427	14,084

TOTAL PUBLISHING/PRINTING		228,750

Restaurants - 1.1%
Burger King Worldwide, Inc. Tranche B, term loan 3.75% 12/12/21 (b)	18,736	18,814
CEC Entertainment, Inc. Tranche B, term loan 4% 2/14/21 (b)	3,760	3,709
Focus Brands, Inc. term loan 5% 10/5/23 (b)	10,500	10,609
Landry's Acquisition Co. Tranche B 1LN, term loan 4% 10/4/23 (b)	52,000	52,282
Red Lobster Hospitality LLC Tranche B, term loan 6.25% 7/28/21 (b)	20,312	20,388

TOTAL RESTAURANTS		105,802

Services - 7.1%
Abacus Innovations Corp. Tranche B, term loan 3.2843% 8/16/23 (b)	15,250	15,354
Acosta, Inc. Tranche B, term loan 4.25% 9/26/21 (b)	27,038	25,984
Ancestry.Com Operations, Inc.:
Tranche 2LN, term loan 9.25% 10/19/24 (b)	8,500	8,606
Tranche B 1LN, term loan 5.25% 10/19/23 (b)	32,500	32,551
Apollo Security Service Borrower LLC Tranche B 1LN, term loan 4.75% 5/2/22 (b)	77,720	78,261
ARAMARK Corp. Tranche F, term loan 3.3377% 2/24/21 (b)	48,449	48,692
Avis Budget Group, Inc. Tranche B, term loan 3.09% 3/15/19 (b)	3,563	3,560
Brand Energy & Infrastructure Services, Inc. Tranche B, term loan 4.75% 11/26/20 (b)	25,621	25,264
Bright Horizons Family Solutions, Inc. Tranche B, term loan 5.25% 1/30/20 (b)	9,620	9,655
Cactus Wellhead LLC Tranche B, term loan 7% 7/31/20 (b)	22,995	20,293
Coinmach Service Corp. Tranche B, term loan 4.25% 11/14/19 (b)	36,456	36,237
Garda World Security Corp.:
term loan 4% 11/8/20 (b)	2,583	2,550
Tranche DD, term loan 4.0039% 11/8/20 (b)	449	443
GCA Services Group, Inc. Tranche B 1LN, term loan 5.8721% 3/1/23 (b)	9,950	10,028
KAR Auction Services, Inc. Tranche B 3LN, term loan 4.375% 3/9/23 (b)	16,124	16,290
Karman Buyer Corp.:
Tranche 1LN, term loan 4.25% 7/25/21 (b)	21,388	21,165
Tranche 2LN, term loan 7.5% 7/25/22 (b)	7,490	7,064
KC Mergersub, Inc. Tranche L 2LN, term loan 10.25% 8/13/23 (b)	3,000	2,925
Kuehg Corp. Tranche B 1LN, term loan 5.25% 8/13/22 (b)	14,850	14,850
Laureate Education, Inc. Tranche B, term loan 8.8679% 3/17/21 (b)	118,274	117,239
Lineage Logistics Holdings, LLC. Tranche B, term loan 4.5% 4/7/21 (b)	42,440	41,591
Nexeo Solutions LLC Tranche B, term loan 5.25% 6/9/23 (b)	6,673	6,715
Nord Anglia Education Tranche B, term loan 5% 3/31/21 (b)	34,487	34,595
Outerwall, Inc.:
Tranche 2LN, term loan 9.75% 9/27/24 (b)	2,500	2,481
Tranche B 1LN, term loan 5.25% 9/27/23 (b)	7,000	7,064
Science Applications International Corp. Tranche B, term loan 3.25% 5/4/22 (b)	6,226	6,265
The ServiceMaster Co. Tranche B, term loan 4.25% 7/1/21 (b)	34,812	34,834
Thomson Reuters IP&S Tranche B 1LN, term loan 4.75% 10/3/23 (b)	26,965	26,987
Wash Multifamily Acquisition, Inc. Tranche B 1LN, term loan 4.25% 5/14/22 (b)	3,449	3,444

TOTAL SERVICES		660,987

Steel - 0.2%
JMC Steel Group, Inc. Tranche B, term loan 6% 6/14/21 (b)	17,478	17,587
Super Retail - 4.3%
Academy Ltd. Tranche B, term loan 5% 7/2/22 (b)	30,666	29,717
Bass Pro Group LLC Tranche B, term loan 4% 6/5/20 (b)	3,960	3,957
BJ's Wholesale Club, Inc.:
Tranche 2LN, term loan 8.5% 3/31/20 (b)	12,218	12,249
Tranche B 1LN, term loan 4.5% 9/26/19 (b)	32,906	32,937
Davids Bridal, Inc. Tranche B, term loan 5% 10/11/19 (b)	9,547	8,879
Dollar Tree, Inc. Tranche B 3LN, term loan 3.0625% 7/6/22 (b)	5,971	6,023
General Nutrition Centers, Inc. Tranche B, term loan 3.25% 3/4/19 (b)	27,104	26,460
Harbor Freight Tools U.S.A., Inc. Tranche B, term loan 4.1373% 8/19/23 (b)	22,943	23,093
J. Crew Group, Inc. Tranche B, term loan 4% 3/5/21 (b)	36,034	27,426
JC Penney Corp., Inc. Tranche B, term loan 5.25% 6/23/23 (b)	90,550	91,071
Party City Holdings, Inc. term loan 4.2037% 8/19/22 (b)	28,572	28,647
PetSmart, Inc. term loan 4% 3/11/22 (b)	55,294	55,402
Sears Holdings Corp. Tranche ABL, term loan 5.5% 6/30/18 (b)	58,540	57,252
Sports Authority, Inc. Tranche B, term loan 0% 11/16/17 (b)(d)	5,664	1,152

TOTAL SUPER RETAIL		404,265

Technology - 9.8%
Applied Systems, Inc.:
Tranche B 1LN, term loan 4% 1/23/21 (b)	9,078	9,091
Tranche B 2LN, term loan 7.5% 1/23/22 (b)	3,590	3,612
Avago Technologies Cayman Finance Ltd. Tranche B 3LN, term loan 3.5346% 2/1/23 (b)	27,358	27,628
BMC Software Finance, Inc. Tranche B, term loan:
5% 9/10/20 (b)	6,125	6,040
5% 9/10/20 (b)	10,306	10,142
Cavium, Inc. Tranche B, term loan 3.75% 8/16/22 (b)	12,805	12,837
Ceridian HCM Holding, Inc. Tranche B 2LN, term loan 4.5% 9/15/20 (b)	14,059	13,778
Computer Discount Warehouse (CDW) LLC Tranche B, term loan 3% 8/17/23 (b)	31,544	31,673
Compuware Corp.:
term loan 9.25% 12/12/22 (b)	7,270	7,034
Tranche B 2LN, term loan 6.25% 12/15/21 (b)	14,737	14,730
Dell International LLC Tranche B, term loan 4% 9/7/23 (b)	35,500	35,742
EIG Investors Corp. Tranche B 1LN, term loan 6% 2/9/23 (b)	38,088	35,708
Epicor Software Corp. Tranche B, term loan 4.75% 6/1/22 (b)	29,890	29,526
First Data Corp.:
term loan 3.524% 3/24/21 (b)	1,954	1,962
Tranche B, term loan 4.274% 7/10/22 (b)	85,000	85,585
Generac Power Systems, Inc. Tranche B, term loan 3.5956% 5/31/20 (b)	25,401	25,417
Global Payments, Inc. Tranche B, term loan 3.0244% 4/22/23	9,942	9,979
Infor U.S., Inc.:
Tranche B 3LN, term loan 3.75% 6/3/20 (b)	7,317	7,298
Tranche B 5LN, term loan 3.75% 6/3/20 (b)	22,305	22,234
Kronos, Inc.:
term loan:
10/20/23 (c)	40,000	40,159
10/20/24 (c)	30,000	30,896
Tranche 2LN, term loan 9.75% 4/30/20 (b)	28,837	29,170
Tranche B 1LN, term loan 4.5% 10/30/19 (b)	31,559	31,678
Lux FinCo U.S. SPV:
Tranche 2LN, term loan 9.5% 10/16/23 (b)	6,000	5,985
Tranche B 1LN, term loan 5% 10/16/22 (b)	9,925	9,925
Micron Technology, Inc. Tranche B, term loan 4.29% 4/26/22 (b)	10,224	10,282
Microsemi Corp. Tranche B, term loan 3.75% 1/15/23 (b)	11,113	11,202
NXP BV/NXP Funding LLC Tranche F, term loan 3.4052% 12/7/20 (b)	18,662	18,719
Quest Software U.S. Holdings, Inc. Tranche B, term loan 9/27/22 (c)	21,000	20,984
Rackspace Hosting, Inc. term loan 10/26/23 (c)	45,745	45,988
Renaissance Learning, Inc.:
Tranche 1LN, term loan 4.5% 4/9/21 (b)	15,599	15,547
Tranche 2LN, term loan 8% 4/9/22 (b)	19,080	18,714
SolarWinds Holdings, Inc. Tranche B, term loan 5.5% 2/5/23 (b)	10,474	10,521
Solera LLC Tranche B, term loan 5.75% 3/3/23 (b)	20,442	20,656
Sophia L.P. Tranche B, term loan 4.75% 9/30/22 (b)	26,698	26,723
SS&C Technologies, Inc.:
Tranche B 1LN, term loan 4% 7/8/22 (b)	16,386	16,504
Tranche B 2LN, term loan 4% 7/8/22 (b)	1,994	2,009
Sybil Software LLC. Tranche B, term loan 5% 9/30/22 (b)	33,720	34,023
Syniverse Holdings, Inc. Tranche B, term loan:
4% 4/23/19 (b)	16,127	14,827
4% 4/23/19 (b)	9,380	8,629
TTM Technologies, Inc. Tranche B 1LN, term loan 5.25% 5/31/21 (b)	32,724	32,806
Uber Technologies, Inc. Tranche B, term loan 5% 7/13/23 (b)	30,500	30,710
Vantiv LLC Tranche B, term loan 3.25% 10/14/23 (b)	12,816	12,893
Western Digital Corp. Tranche B 1LN, term loan 4.5% 4/29/23 (b)	7,411	7,491
WEX, Inc. Tranche B, term loan 4.25% 7/1/23 (b)	19,950	20,162

TOTAL TECHNOLOGY		917,219

Telecommunications - 5.5%
Digicel International Finance Ltd.:
Tranche D 1LN, term loan 4.375% 3/31/17 (b)	1,499	1,424
Tranche D 2LN, term loan 4.3377% 3/31/19 (b)	30,062	28,558
DigitalGlobe, Inc. Tranche B, term loan 4.75% 1/31/20 (b)	7,183	7,237
FairPoint Communications, Inc. Tranche B, term loan 7.5% 2/14/19 (b)	9,942	9,956
FPL FiberNet, LLC. Tranche A, term loan 4.1003% 7/22/19 (b)	12,179	12,088
Integra Telecom Holdings, Inc. Tranche B 1LN, term loan 5.25% 8/14/20 (b)	24,625	24,487
Intelsat Jackson Holdings SA Tranche B 2LN, term loan 3.75% 6/30/19 (b)	113,055	107,980
Level 3 Financing, Inc.:
Tranche B 2LN, term loan 3.5% 5/31/22 (b)	18,400	18,469
Tranche B 4LN, term loan 4% 1/15/20 (b)	54,000	54,243
LTS Buyer LLC:
Tranche 2LN, term loan 8% 4/12/21 (b)	3,868	3,870
Tranche B 1LN, term loan 4.0877% 4/11/20 (b)	43,910	43,954
Mitel U.S. Holdings, Inc. Tranche B, term loan 5.5% 4/29/22 (b)	16,674	16,806
Polycom, Inc. Tranche B, term loan 7.5% 9/27/23 (b)	20,000	19,475
RP Crown Parent, LLC Tranche B, term loan 4.5% 10/12/23 (b)	28,500	28,480
Sable International Finance Ltd.:
Tranche B 1LN, term loan 5.5877% 12/31/22 (b)	3,575	3,608
Tranche B 2LN, term loan 5.83% 12/31/22 (b)	2,925	2,952
SBA Senior Finance II, LLC term loan 3.34% 3/24/21 (b)	26,294	26,313
Securus Technologies Holdings, Inc.:
Tranche 2LN, term loan 9% 4/30/21 (b)	7,775	7,462
Tranche B 1LN, term loan 4.75% 4/30/20 (b)	33,753	33,078
Securus Technologies, Inc. Tranche B2 1LN, term loan 5.25% 4/30/20 (b)	4,520	4,429
T-Mobile U.S.A., Inc. Tranche B, term loan 3.5% 11/9/22 (b)	17,257	17,380
TCH-2 Holdings, LLC. Tranche B 1LN, term loan 5.5% 5/12/21 (b)	7,798	7,798
Telenet Financing USD LLC term loan 4.3566% 6/30/24 (b)	9,915	9,917
Telesat Holding, Inc. Tranche B, term loan 3.5% 3/28/19 (b)	16,243	16,243
Xplornet Communications, Inc. Tranche B, term loan 7% 9/9/21 (b)	3,000	3,023
Zayo Group LLC/Zayo Capital, Inc. Tranche B, term loan 3.75% 5/6/21 (b)	6,030	6,058

TOTAL TELECOMMUNICATIONS		515,288

Textiles/Apparel - 0.1%
ABB Optical Group LLC Tranche B, term loan 6.0041% 6/15/23 (b)	10,335	10,361
Transportation Ex Air/Rail - 0.2%
American Commercial Barge Line Tranche B 1LN, term loan 9.75% 11/12/20 (b)	19,729	19,063
YRC Worldwide, Inc. Tranche B, term loan 8% 2/13/19 (b)	4,408	4,151

TOTAL TRANSPORTATION EX AIR/RAIL		23,214

Utilities - 5.3%
Alinta Energy Finance Pty. Ltd. Tranche B, term loan:
6.375% 8/13/18 (b)	2,127	2,120
6.375% 8/13/19 (b)	31,997	31,901
APLP Holdings LP Tranche B, term loan 6% 4/13/23 (b)	23,388	23,739
Calpine Construction Finance Co. LP:
Tranche B 1LN, term loan 3.09% 5/3/20 (b)	61,182	60,723
Tranche B 2LN, term loan 3.34% 1/31/22 (b)	7,064	7,024
Calpine Corp. Tranche B 5LN, term loan 3.59% 5/28/22 (b)	32,291	32,328
Cortes NP Acquisition Corp. Tranche B, term loan 9/30/23 (c)	30,305	30,116
Dynegy Finance IV, Inc. Tranche C, term loan 5% 6/27/23 (b)	56,000	56,140
Dynegy, Inc. Tranche B 2LN, term loan 4% 4/23/20 (b)	13,484	13,486
Energy Future Holdings Corp. term loan 4.25% 6/30/17 (b)	65,924	66,295
Essential Power LLC Tranche B, term loan 4.75% 8/8/19 (b)	12,931	12,963
Exgen Texas Power LLC Tranche B, term loan 5.75% 9/18/21 (b)	26,451	21,178
Houston Fuel Oil Terminal Co. Tranche B, term loan 4.25% 8/19/21 (b)	27,098	26,624
InterGen NV Tranche B, term loan 5.5% 6/13/20 (b)	32,815	31,010
Moxie Patriot LLC Tranche B, term loan 6.75% 12/19/20 (b)	18,856	18,408
Southcross Energy Partners LP Tranche B, term loan 5.25% 8/4/21 (b)	5,784	4,656
Southcross Holdings Borrower LP Tranche B, term loan 9% 4/13/23	2,650	2,213
Tex Operations Co. LLC:
Tranche B, term loan 5% 8/4/23 (b)	41,121	41,481
Tranche C, term loan 5% 8/4/23 (b)	9,379	9,461

TOTAL UTILITIES		491,866

TOTAL BANK LOAN OBLIGATIONS
(Cost $7,959,921)		7,913,482

Nonconvertible Bonds - 7.8%
Broadcasting - 0.3%
AMC Networks, Inc. 4.75% 12/15/22	6,600	6,732
Clear Channel Communications, Inc. 9% 12/15/19	8,677	6,584
Starz LLC/Starz Finance Corp. 5% 9/15/19	9,000	9,113
Univision Communications, Inc. 6.75% 9/15/22 (e)	5,368	5,657

TOTAL BROADCASTING		28,086

Building Materials - 0.1%
CEMEX S.A.B. de CV 5.63% 10/15/18 (b)(e)	10,000	10,400
Cable/Satellite TV - 0.5%
CCO Holdings LLC/CCO Holdings Capital Corp.:
5.125% 2/15/23	17,065	17,662
5.25% 3/15/21	13,070	13,593
Cequel Communications Escrow I LLC/Cequel Communications Escrow Capital Corp. 6.375% 9/15/20 (e)	10,815	11,139
Lynx I Corp. 5.375% 4/15/21 (e)	4,500	4,646
Virgin Media Finance PLC 4.875% 2/15/22	2,000	1,721

TOTAL CABLE/SATELLITE TV		48,761

Capital Goods - 0.0%
Shale-Inland Holdings LLC/Shale-Inland Finance Corp. 8.75% 11/15/19 (e)	3,000	1,793
Chemicals - 0.1%
Nufarm Australia Ltd. 6.375% 10/15/19 (e)	5,000	5,100
Containers - 1.0%
Ardagh Packaging Finance PLC/Ardagh MP Holdings U.S.A., Inc.:
3.8503% 12/15/19 (b)(e)	42,330	43,018
4.067% 5/15/21 (b)(e)	7,000	7,140
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA:
4.38% 7/15/21 (b)(e)	11,130	11,353
5.75% 10/15/20	33,325	34,201

TOTAL CONTAINERS		95,712

Diversified Financial Services - 0.7%
CIT Group, Inc. 5% 5/15/17	7,000	7,088
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
3.5% 3/15/17	18,720	18,720
4.875% 3/15/19	15,000	14,905
International Lease Finance Corp.:
3.875% 4/15/18	7,000	7,158
6.25% 5/15/19	10,000	10,813
Prime Securities Services Borrower LLC/Prime Finance, Inc. 9.25% 5/15/23 (e)	10,000	10,625

TOTAL DIVERSIFIED FINANCIAL SERVICES		69,309

Energy - 0.6%
American Energy-Permian Basin LLC/AEPB Finance Corp. 7.2591% 8/1/19 (b)(e)	7,340	5,377
Cheniere Corpus Christi Holdings LLC 7% 6/30/24 (e)	7,000	7,420
Chesapeake Energy Corp. 8% 12/15/22 (e)	17,832	18,088
Citgo Petroleum Corp. 6.25% 8/15/22 (e)	10,000	10,225
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 6.375% 8/1/22	4,492	4,627
Western Refining, Inc. 6.25% 4/1/21	5,305	5,345

TOTAL ENERGY		51,082

Entertainment/Film - 0.0%
Cinemark U.S.A., Inc. 5.125% 12/15/22	3,185	3,273
Food/Beverage/Tobacco - 0.0%
ESAL GmbH 6.25% 2/5/23 (e)	4,000	3,850
Gaming - 0.1%
MCE Finance Ltd. 5% 2/15/21 (e)	10,000	9,999
Healthcare - 0.8%
Community Health Systems, Inc. 5.125% 8/15/18	10,755	10,661
DaVita HealthCare Partners, Inc. 5.75% 8/15/22	8,235	8,441
HCA Holdings, Inc. 3.75% 3/15/19	25,000	25,563
MPT Operating Partnership LP/MPT Finance Corp. 5.25% 8/1/26	3,570	3,641
Tenet Healthcare Corp.:
4.3503% 6/15/20 (b)	17,895	18,029
4.75% 6/1/20	8,680	8,875

TOTAL HEALTHCARE		75,210

Homebuilders/Real Estate - 0.2%
CBRE Group, Inc. 5% 3/15/23	17,990	18,890
Paper - 0.1%
Xerium Technologies, Inc. 9.5% 8/15/21 (e)	9,500	9,643
Publishing/Printing - 0.1%
Cenveo Corp. 6% 8/1/19 (e)	9,850	8,668
Services - 0.3%
APX Group, Inc. 7.875% 12/1/22	8,975	9,446
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 3.5921% 12/1/17 (b)	14,410	14,422

TOTAL SERVICES		23,868

Super Retail - 0.1%
JC Penney Corp., Inc. 5.875% 7/1/23 (e)	6,385	6,578
Technology - 1.0%
Brocade Communications Systems, Inc. 4.625% 1/15/23	7,235	7,126
Diamond 1 Finance Corp./Diamond 2 Finance Corp.:
3.48% 6/1/19 (e)	6,199	6,361
4.42% 6/15/21 (e)	16,685	17,445
First Data Corp. 6.75% 11/1/20 (e)	25,460	26,351
NXP BV/NXP Funding LLC:
4.125% 6/1/21 (e)	16,440	17,550
5.75% 2/15/21 (e)	14,760	15,350
5.75% 3/15/23 (e)	5,000	5,325

TOTAL TECHNOLOGY		95,508

Telecommunications - 1.6%
Altice Financing SA:
6.5% 1/15/22 (e)	7,240	7,568
7.5% 5/15/26 (e)	19,200	19,776
Columbus International, Inc. 7.375% 3/30/21 (e)	14,535	15,552
DigitalGlobe, Inc. 5.25% 2/1/21 (e)	3,905	3,934
Intelsat Jackson Holdings SA 8% 2/15/24 (e)	14,100	14,171
Level 3 Financing, Inc. 4.4067% 1/15/18 (b)	15,000	15,019
SFR Group SA:
6% 5/15/22 (e)	2,550	2,615
6.25% 5/15/24 (e)	10,905	10,898
7.375% 5/1/26 (e)	18,755	18,943
Sprint Capital Corp.:
6.875% 11/15/28	4,000	3,680
6.9% 5/1/19	5,000	5,263
Sprint Communications, Inc.:
6% 11/15/22	30,000	27,956
9% 11/15/18 (e)	3,000	3,300

TOTAL TELECOMMUNICATIONS		148,675

Utilities - 0.2%
Energy Future Intermediate Holding Co. LLC/Energy Future Intermediate Holding Finance, Inc. 12.25% 3/1/22 (d)(e)	8,728	11,237
NRG Energy, Inc. 6.625% 3/15/23	4,000	3,990
The AES Corp. 3.8421% 6/1/19 (b)	1,433	1,431

TOTAL UTILITIES		16,658

TOTAL NONCONVERTIBLE BONDS
(Cost $730,376)		731,063
	Shares	Value (000s)

Common Stocks - 0.4%
Broadcasting - 0.1%
Cumulus Media, Inc. Class A (f)	28,882	40
ION Media Networks, Inc. (f)	2,842	1,825

TOTAL BROADCASTING		1,865

Chemicals - 0.2%
LyondellBasell Industries NV Class A	245,943	19,565
Homebuilders/Real Estate - 0.0%
Five Point Holdings LLC Class A(f)	289,870	974
Metals/Mining - 0.1%
Warrior Met Coal LLC Class A (g)	35,615	9,195
Paper - 0.0%
White Birch Cayman Holdings Ltd. (f)	12,570	0
Telecommunications - 0.0%
FairPoint Communications, Inc. (f)	34,287	535
Utilities - 0.0%
Calpine Corp. (f)	20,715	247
Southcross Holdings Borrower LP	2,927	1,446

TOTAL UTILITIES		1,693

TOTAL COMMON STOCKS
(Cost $85,130)		33,827

Money Market Funds - 9.8%
Fidelity Cash Central Fund, 0.41% (h)
(Cost $909,817)	909,802,234	910,075
TOTAL INVESTMENT PORTFOLIO - 102.7%
(Cost $9,685,244)		9,588,447
NET OTHER ASSETS (LIABILITIES) - (2.7)%		(249,871)
NET ASSETS - 100%		$9,338,576

Values shown as $0 may reflect amounts less than $500.

Legend

 (a) Remaining maturities of bank loan obligations may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) The coupon rate will be determined upon settlement of the loan after period end.

 (d) Non-income producing - Security is in default.

 (e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $387,095,000 or 4.1% of net assets.

 (f) Non-income producing

 (g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $9,195,000 or 0.1% of net assets.

 (h) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost (000s)
Warrior Met Coal LLC Class A	3/9/11 - 7/11/14	$72,703

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$2,945
Total	$2,945

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Consumer Discretionary	$1,865	$40	$--	$1,825
Energy	9,195	--	--	9,195
Materials	19,565	19,565	--	--
Real Estate	974	--	--	974
Telecommunication Services	535	535	--	--
Utilities	1,693	247	--	1,446
Bank Loan Obligations	7,913,482	--	7,871,412	42,070
Corporate Bonds	731,063	--	731,063	--
Money Market Funds	910,075	910,075	--	--
Total Investments in Securities:	$9,588,447	$930,462	$8,602,475	$55,510

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		October 31, 2016
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $8,775,427)	$8,678,372
Fidelity Central Funds (cost $909,817)	910,075
Total Investments (cost $9,685,244)		$9,588,447
Cash		45,645
Receivable for investments sold		78,897
Receivable for fund shares sold		8,074
Interest receivable		48,793
Distributions receivable from Fidelity Central Funds		338
Prepaid expenses		24
Total assets		9,770,218
Liabilities
Payable for investments purchased	$375,366
Payable for fund shares redeemed	44,237
Distributions payable	5,748
Accrued management fee	4,346
Distribution and service plan fees payable	668
Other affiliated payables	1,162
Other payables and accrued expenses	115
Total liabilities		431,642
Net Assets		$9,338,576
Net Assets consist of:
Paid in capital		$9,789,932
Undistributed net investment income		27,697
Accumulated undistributed net realized gain (loss) on investments		(382,256)
Net unrealized appreciation (depreciation) on investments		(96,797)
Net Assets		$9,338,576
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($706,963 ÷ 73,671 shares)		$9.60
Maximum offering price per share (100/97.25 of $9.60)		$9.87
Class T:
Net Asset Value and redemption price per share ($170,741 ÷ 17,819 shares)		$9.58
Maximum offering price per share (100/97.25 of $9.58)		$9.85
Class C:
Net Asset Value and offering price per share ($582,061 ÷ 60,669 shares)(a)		$9.59
Fidelity Floating Rate High Income Fund:
Net Asset Value, offering price and redemption price per share ($6,131,215 ÷ 639,780 shares)		$9.58
Class I:
Net Asset Value, offering price and redemption price per share ($1,747,596 ÷ 182,509 shares)		$9.58

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended October 31, 2016
Investment Income
Dividends		$802
Interest		421,902
Income from Fidelity Central Funds		2,945
Total income		425,649
Expenses
Management fee	$52,254
Transfer agent fees	12,872
Distribution and service plan fees	8,300
Accounting fees and expenses	1,544
Custodian fees and expenses	105
Independent trustees' fees and expenses	41
Registration fees	220
Audit	181
Legal	139
Miscellaneous	84
Total expenses before reductions	75,740
Expense reductions	(77)	75,663
Net investment income (loss)		349,986
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(225,630)
Fidelity Central Funds	10
Total net realized gain (loss)		(225,620)
Change in net unrealized appreciation (depreciation) on investment securities		386,147
Net gain (loss)		160,527
Net increase (decrease) in net assets resulting from operations		$510,513

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2016	Year ended October 31, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$349,986	$489,822
Net realized gain (loss)	(225,620)	(176,848)
Change in net unrealized appreciation (depreciation)	386,147	(378,925)
Net increase (decrease) in net assets resulting from operations	510,513	(65,951)
Distributions to shareholders from net investment income	(383,140)	(448,829)
Distributions to shareholders from net realized gain	–	(58,045)
Total distributions	(383,140)	(506,874)
Share transactions - net increase (decrease)	(1,573,710)	(3,268,839)
Redemption fees	413	858
Total increase (decrease) in net assets	(1,445,924)	(3,840,806)
Net Assets
Beginning of period	10,784,500	14,625,306
End of period	$9,338,576	$10,784,500
Other Information
Undistributed net investment income end of period	$27,697	$38,133

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Floating Rate High Income Fund Class A

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$9.42	$9.85	$9.99	$9.94	$9.73
Income from Investment Operations
Net investment income (loss)A	.334	.375	.317	.310	.340
Net realized and unrealized gain (loss)	.211	(.425)	(.114)	.070	.195
Total from investment operations	.545	(.050)	.203	.380	.535
Distributions from net investment income	(.365)	(.341)	(.307)	(.282)	(.325)
Distributions from net realized gain	–	(.040)	(.036)	(.049)	–
Total distributions	(.365)	(.381)	(.343)	(.331)	(.325)
Redemption fees added to paid in capitalA	–B	.001	–B	.001	–B
Net asset value, end of period	$9.60	$9.42	$9.85	$9.99	$9.94
Total ReturnC,D	5.98%	(.53)%	2.05%	3.89%	5.60%
Ratios to Average Net AssetsE,F
Expenses before reductions	.99%	.98%	.98%	.99%	.99%
Expenses net of fee waivers, if any	.99%	.98%	.98%	.99%	.99%
Expenses net of all reductions	.98%	.98%	.98%	.99%	.99%
Net investment income (loss)	3.58%	3.86%	3.17%	3.11%	3.47%
Supplemental Data
Net assets, end of period (in millions)	$707	$863	$1,185	$1,681	$1,305
Portfolio turnover rateG	46%	26%	54%	62%	49%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Floating Rate High Income Fund Class T

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$9.40	$9.84	$9.98	$9.93	$9.72
Income from Investment Operations
Net investment income (loss)A	.324	.365	.306	.299	.330
Net realized and unrealized gain (loss)	.212	(.434)	(.112)	.071	.195
Total from investment operations	.536	(.069)	.194	.370	.525
Distributions from net investment income	(.356)	(.332)	(.298)	(.272)	(.315)
Distributions from net realized gain	–	(.040)	(.036)	(.049)	–
Total distributions	(.356)	(.372)	(.334)	(.321)	(.315)
Redemption fees added to paid in capitalA	–B	.001	–B	.001	–B
Net asset value, end of period	$9.58	$9.40	$9.84	$9.98	$9.93
Total ReturnC,D	5.89%	(.72)%	1.96%	3.79%	5.50%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.08%	1.07%	1.07%	1.09%	1.09%
Expenses net of fee waivers, if any	1.08%	1.07%	1.07%	1.09%	1.09%
Expenses net of all reductions	1.08%	1.07%	1.07%	1.09%	1.09%
Net investment income (loss)	3.48%	3.77%	3.08%	3.01%	3.37%
Supplemental Data
Net assets, end of period (in millions)	$171	$195	$240	$272	$241
Portfolio turnover rateG	46%	26%	54%	62%	49%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Floating Rate High Income Fund Class C

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$9.41	$9.85	$9.99	$9.94	$9.73
Income from Investment Operations
Net investment income (loss)A	.263	.301	.241	.235	.267
Net realized and unrealized gain (loss)	.212	(.434)	(.113)	.070	.195
Total from investment operations	.475	(.133)	.128	.305	.462
Distributions from net investment income	(.295)	(.268)	(.232)	(.207)	(.252)
Distributions from net realized gain	–	(.040)	(.036)	(.049)	–
Total distributions	(.295)	(.308)	(.268)	(.256)	(.252)
Redemption fees added to paid in capitalA	–B	.001	–B	.001	–B
Net asset value, end of period	$9.59	$9.41	$9.85	$9.99	$9.94
Total ReturnC,D	5.19%	(1.38)%	1.29%	3.11%	4.81%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.74%	1.73%	1.73%	1.74%	1.74%
Expenses net of fee waivers, if any	1.74%	1.73%	1.73%	1.74%	1.74%
Expenses net of all reductions	1.74%	1.73%	1.73%	1.74%	1.74%
Net investment income (loss)	2.82%	3.10%	2.41%	2.35%	2.72%
Supplemental Data
Net assets, end of period (in millions)	$582	$671	$835	$960	$806
Portfolio turnover rateG	46%	26%	54%	62%	49%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Floating Rate High Income Fund

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$9.40	$9.84	$9.98	$9.93	$9.72
Income from Investment Operations
Net investment income (loss)A	.359	.401	.344	.337	.368
Net realized and unrealized gain (loss)	.212	(.435)	(.113)	.071	.195
Total from investment operations	.571	(.034)	.231	.408	.563
Distributions from net investment income	(.391)	(.367)	(.335)	(.310)	(.353)
Distributions from net realized gain	–	(.040)	(.036)	(.049)	–
Total distributions	(.391)	(.407)	(.371)	(.359)	(.353)
Redemption fees added to paid in capitalA	–B	.001	–B	.001	–B
Net asset value, end of period	$9.58	$9.40	$9.84	$9.98	$9.93
Total ReturnC	6.28%	(.36)%	2.34%	4.19%	5.91%
Ratios to Average Net AssetsD,E
Expenses before reductions	.71%	.70%	.69%	.70%	.71%
Expenses net of fee waivers, if any	.71%	.70%	.69%	.70%	.71%
Expenses net of all reductions	.71%	.70%	.69%	.70%	.71%
Net investment income (loss)	3.86%	4.14%	3.45%	3.39%	3.75%
Supplemental Data
Net assets, end of period (in millions)	$6,131	$6,615	$9,032	$8,882	$5,720
Portfolio turnover rateF	46%	26%	54%	62%	49%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Floating Rate High Income Fund Class I

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$9.40	$9.83	$9.97	$9.92	$9.71
Income from Investment Operations
Net investment income (loss)A	.355	.396	.339	.332	.363
Net realized and unrealized gain (loss)	.211	(.424)	(.113)	.071	.196
Total from investment operations	.566	(.028)	.226	.403	.559
Distributions from net investment income	(.386)	(.363)	(.330)	(.305)	(.349)
Distributions from net realized gain	–	(.040)	(.036)	(.049)	–
Total distributions	(.386)	(.403)	(.366)	(.354)	(.349)
Redemption fees added to paid in capitalA	–B	.001	–B	.001	–B
Net asset value, end of period	$9.58	$9.40	$9.83	$9.97	$9.92
Total ReturnC	6.23%	(.30)%	2.29%	4.15%	5.87%
Ratios to Average Net AssetsD,E
Expenses before reductions	.75%	.74%	.74%	.75%	.75%
Expenses net of fee waivers, if any	.75%	.74%	.74%	.75%	.75%
Expenses net of all reductions	.75%	.74%	.74%	.75%	.75%
Net investment income (loss)	3.81%	4.10%	3.40%	3.34%	3.71%
Supplemental Data
Net assets, end of period (in millions)	$1,748	$2,429	$3,317	$3,646	$2,510
Portfolio turnover rateF	46%	26%	54%	62%	49%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2016
(Amounts in thousands except percentages)

1. Organization.

Fidelity Advisor Floating Rate High Income Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Fidelity Floating Rate High Income Fund and Class I shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

After the close of business on June 24, 2016, all outstanding Class B shares were converted to Class A shares. All current fiscal period dollar and share amounts for Class B presented in the Notes to Financial Statements are for the period November 1, 2015 through June 24, 2016.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds and bank loan obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2016 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. The Fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, consent fees and prepayment fees. These fees are recorded as Interest in the accompanying financial statements.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$129,688
Gross unrealized depreciation	(212,395)
Net unrealized appreciation (depreciation) on securities	$(82,707)
Tax Cost	$9,671,154

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$5,235
Capital loss carryforward	$(373,885)
Net unrealized appreciation (depreciation) on securities and other investments	$(82,707)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(30,793)
Long-term	(343,092)
Total capital loss carryforward	$(373,885)

The tax character of distributions paid was as follows:

	October 31, 2016	October 31, 2015
Ordinary Income	$383,140	$ 474,949
Long-term Capital Gains	–	31,925
Total	$383,140	$ 506,874

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 60 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation. The Fund did not have any unfunded loan commitments, which are contractual obligations for future funding, at period end.

4. Purchase and Sales of Investments.

Purchases and sales of securities (including principal repayments of bank loan obligations), other than short-term securities, aggregated $4,046,299 and $5,721,506, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .11% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$1,837	$–
Class T	-%	.25%	437	–
Class B	.55%	.15%	41	32
Class C	.75%	.25%	5,985	370
			$8,300	$402

Sales Load. FDC may receive a front-end sales charge of up to 2.75% for selling Class A shares and Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 3.50% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% or .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$24
Class T	6
Class B(a)	5
Class C(a)	30
$65

 (a) When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$1,106.15
Class T	431.25
Class B	10.18
Class C	929.16
Fidelity Floating Rate High Income Fund	7,004.12
Class I	3,392.17
	$ 12,872

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $24 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $37.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $40.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2016	Year ended October 31, 2015
From net investment income
Class A	$28,998	$33,971
Class T	6,712	7,344
Class B	210	423
Class C	19,076	20,389
Fidelity Floating Rate High Income Fund	244,237	280,321
Class I	83,907	106,381
Total	$383,140	$448,829
From net realized gain
Class A	$–	$4,660
Class T	–	949
Class B	–	67
Class C	–	3,316
Fidelity Floating Rate High Income Fund	–	35,966
Class I	–	13,087
Total	$–	$58,045

9. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2016	Year ended October 31, 2015	Year ended October 31, 2016	Year ended October 31, 2015
Class A
Shares sold	13,632	14,549	$127,187	$140,420
Reinvestment of distributions	2,814	3,585	26,169	34,673
Shares redeemed	(34,450)	(46,740)	(318,820)	(452,094)
Net increase (decrease)	(18,004)	(28,606)	$(165,464)	$(277,001)
Class T
Shares sold	1,326	2,073	$12,365	$20,042
Reinvestment of distributions	671	799	6,235	7,716
Shares redeemed	(4,884)	(6,523)	(45,244)	(63,018)
Net increase (decrease)	(2,887)	(3,651)	$(26,644)	$(35,260)
Class B
Shares sold	10	106	$96	$1,023
Reinvestment of distributions	19	44	177	429
Shares redeemed	(1,219)	(682)	(11,330)	(6,588)
Net increase (decrease)	(1,190)	(532)	$(11,057)	$(5,136)
Class C
Shares sold	5,299	7,045	$49,451	$68,101
Reinvestment of distributions	1,645	1,955	15,298	18,899
Shares redeemed	(17,529)	(22,521)	(162,349)	(217,845)
Net increase (decrease)	(10,585)	(13,521)	$(97,600)	$(130,845)
Fidelity Floating Rate High Income Fund
Shares sold	152,772	148,966	$1,428,276	$1,441,402
Reinvestment of distributions	21,133	26,586	196,548	256,678
Shares redeemed	(237,658)	(390,276)	(2,193,671)	(3,761,603)
Net increase (decrease)	(63,753)	(214,724)	$(568,847)	$(2,063,523)
Class I
Shares sold	58,131	66,570	$539,868	$643,823
Reinvestment of distributions	5,808	7,469	53,924	72,034
Shares redeemed	(139,996)	(152,936)	(1,297,890)	(1,472,931)
Net increase (decrease)	(76,057)	(78,897)	$(704,098)	$(757,074)

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Floating Rate High Income Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Floating Rate High Income Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments, as of October 31, 2016, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodians, brokers, and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Floating Rate High Income Fund as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
December 16, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as Chairman (2014-present) and a member (2010-present) of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes) and a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present) and a non-executive Chairman of Health Equity, Inc. (health savings custodian, 2015-present). Previously, Mr. Selander served as a Member of the Advisory Board of certain Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2002

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016), Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Thomas C. Hense (1964)

Year of Election or Appointment: 2008, 2010, or 2015

Vice President

Mr. Hense serves as Vice President of Fidelity Advisor® Multi-Asset Income Fund (2015) and other funds (High Income (2008), Small Cap (2008), and Value (2010) funds), and is an employee of Fidelity Investments (1993-present). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2016 to October 31, 2016).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses Paid During Period-B May 1, 2016 to October 31, 2016
Class A	.98%
Actual		$1,000.00	$1,044.50	$5.04
Hypothetical-C		$1,000.00	$1,020.21	$4.98
Class T	1.07%
Actual		$1,000.00	$1,044.00	$5.50
Hypothetical-C		$1,000.00	$1,019.76	$5.43
Class C	1.73%
Actual		$1,000.00	$1,039.50	$8.87
Hypothetical-C		$1,000.00	$1,016.44	$8.77
Fidelity Floating Rate High Income Fund	.70%
Actual		$1,000.00	$1,044.90	$3.60
Hypothetical-C		$1,000.00	$1,021.62	$3.56
Class I	.75%
Actual		$1,000.00	$1,045.70	$3.86
Hypothetical-C		$1,000.00	$1,021.37	$3.81

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

A total of 0.21% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $268,085,063 of distributions paid during the period January 1, 2016 to October 31, 2016 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Floating Rate High Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2016 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) broadening eligibility requirements for certain lower-priced share classes of, and streamlining the fee structure for, certain existing equity index funds; (v) lowering expense caps for certain existing funds and classes to reduce expenses paid by shareholders; (vi) eliminating redemption fees for certain variable insurance product funds and classes; (vii) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (viii) launching a lower cost share class for use by the Freedom Index Fund product line; (ix) rationalizing product lines and gaining increased efficiencies through fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; (xi) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (xii) accelerating the conversion of all remaining Class B shares to Class A shares, which have a lower expense structure; and (xiii) implementing changes to Fidelity's money market fund product line in response to recent regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Advisor Floating Rate High Income Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Broadridge investment objective categories that have comparable investment mandates. Combining Broadridge investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Broadridge funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Broadridge peer group used by the Board for performance comparisons because the Total Mapped Group combines several Broadridge investment objective categories while the Broadridge peer group does not. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Fidelity Advisor Floating Rate High Income Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2015.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and the boards of other Fidelity funds to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class C, Class I, and the retail class ranked below the competitive median for 2015 and the total expense ratio of Class T ranked above the competitive median for 2015. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although Class T was above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins; (vi) the realization of fall-out benefits in and attribution of fall-out benefits to certain Fidelity business units; (vii) the appropriateness of certain funds' benchmarks; (viii) the rationalization for certain share classes and expenses; (ix) sub-advisory fee rates for comparable investment mandates; (x) product strategy for certain underperforming funds; and (xi) Fidelity's resources and strategy for cybersecurity.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

AFR-ANN-1216
1.750077.116

Fidelity® Floating Rate High Income Fund (A Class of Fidelity Advisor® Floating Rate High Income Fund) Annual Report October 31, 2016

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2016	Past 1 year	Past 5 years	Past 10 years
Fidelity® Floating Rate High Income Fund	6.28%	3.64%	3.90%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Floating Rate High Income Fund, a class of the fund, on October 31, 2006.

The chart shows how the value of your investment would have changed, and also shows how the S&P®/LSTA Leveraged Performing Loan Index performed over the same period.

Period Ending Values
$14,666	Fidelity® Floating Rate High Income Fund
$15,996	S&P®/LSTA Leveraged Performing Loan Index

Management's Discussion of Fund Performance

Market Recap:  Floating-rate bank loans posted a solid gain for the fiscal year ending October 31, 2016, sharply reversing course in March to end seven months of negative returns. The S&P/LSTA® Leveraged Performing Loan Index gained 6.62% the past year, lagging high-yield bonds but outpacing the broad investment-grade fixed-income market. Sharply falling oil prices, global economic uncertainty and investor risk aversion weighed on the asset class into mid-February. As February progressed, loans began to benefit from improvement across a range of global issues. Oil prices shifted into an uptrend, China’s central bank eased concern about its economy by implementing additional stimulus measures and improving U.S. economic data helped allay fears that global developments would stall U.S. expansion. The loan market extended its rally through May, bolstered by fading fears of a U.S. recession, robust stimulus from the European Central Bank and modestly increased demand for collateralized loan obligations. Following a brief, late-June disruption related to the U.K.’s vote to exit the European Union, or Brexit, loans advanced through October 31. Gains were broad-based across industries, led by steel, which rallied in step with recovering commodity prices. From a credit-quality perspective, lower-quality loans delivered the best performance, reflecting improved risk sentiment.

Comments from Portfolio Manager Eric Mollenhauer:  For the year, the fund’s share classes (excluding sales charges, if applicable) gained about 6%, modestly trailing the benchmark S&P/LSTA® Leveraged Performing Loan Index. A cash stake of roughly 7%, on average, was the primary factor hampering relative performance. During the period, a combination of loan repayments and investment sales pushed the fund’s cash allocation above my 5% target. Despite the fund’s conservative overall positioning, positive security selection among loans rated B and CCC helped performance stay relatively close to that of the benchmark in a rally led by lower-quality areas of the market. At the sector/industry level, security selection in health care was a modest drag on relative results. On the plus side, selections in lodging & casinos, leisure goods/activities/movies and nonferrous metals/minerals notably aided relative performance. The biggest individual detractors were an underweighting in oil & gas exploration & production company Fieldwood Energy and an out-of-benchmark position in coal mine operator Walter Energy. The loans of both of these firms were no longer in the fund as of period end, although we held an equity stake in Walter Energy. The top contributors were overweightings in coal producer Murray Energy and resort and casino operator Caesars Entertainment.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Five Holdings as of October 31, 2016

(by issuer, excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Albertson's LLC	2.3	2.6
Community Health Systems, Inc.	2.1	2.8
Caesars Growth Properties Holdings, LLC	1.7	1.7
Valeant Pharmaceuticals International, Inc.	1.5	1.5
Kronos, Inc.	1.3	0.6
	8.9

Top Five Market Sectors as of October 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Technology	10.8	10.8
Healthcare	10.4	10.3
Services	7.4	6.4
Telecommunications	7.1	8.4
Gaming	6.5	6.5

Quality Diversification (% of fund's net assets)

As of October 31, 2016
BBB	2.9%
BB	38.9%
B	40.1%
CCC,CC,C	6.0%
Not Rated	4.6%
Equities	0.4%
Short-Term Investments and Net Other Assets	7.1%

As of April 30, 2016
BBB	4.8%
BB	41.1%
B	39.5%
CCC,CC,C	4.5%
D	0.8%
Not Rated	2.4%
Equities	0.4%
Short-Term Investments and Net Other Assets	6.5%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of October 31, 2016*
Bank Loan Obligations	84.7%
Nonconvertible Bonds	7.8%
Common Stocks	0.4%
Short-Term Investments and Net Other Assets (Liabilities)	7.1%

 * Foreign investments - 7.9%

As of April 30, 2016*
Bank Loan Obligations	84.3%
Nonconvertible Bonds	8.8%
Common Stocks	0.4%
Short-Term Investments and Net Other Assets (Liabilities)	6.5%

 * Foreign investments - 10.9%

Investments October 31, 2016

Showing Percentage of Net Assets

Bank Loan Obligations - 84.7%(a)
	Principal Amount (000s)	Value (000s)
Aerospace - 1.0%
Gemini HDPE LLC Tranche B, term loan 4.75% 8/7/21 (b)	$9,227	$9,296
TransDigm, Inc.:
Tranche C, term loan 3.8214% 2/28/20(b)	56,625	56,537
Tranche F, term loan 3.75% 6/9/23 (b)	29,925	29,794

TOTAL AEROSPACE		95,627

Automotive & Auto Parts - 0.6%
Chrysler Group LLC term loan 3.25% 12/31/18 (b)	7,147	7,150
North American Lifting Holdings, Inc.:
Tranche 1LN, term loan 5.5% 11/27/20 (b)	16,539	13,893
Tranche 2LN, term loan 10% 11/27/21 (b)	24,370	15,109
Tower Automotive Holdings U.S.A. LLC term loan 4% 4/23/20 (b)	17,272	17,228

TOTAL AUTOMOTIVE & AUTO PARTS		53,380

Broadcasting - 1.4%
CBS Radio, Inc. term loan 4.5% 10/17/23 (b)	21,000	21,105
Clear Channel Communications, Inc. Tranche D, term loan 7.2843% 1/30/19 (b)	51,970	39,261
Entercom Radio, LLC Tranche B, term loan 11/1/23 (c)	6,000	6,030
ION Media Networks, Inc. Tranche B, term loan 4.75% 12/18/20 (b)	14,337	14,391
Nielsen Finance LLC Tranche B 3LN, term loan 3.0311% 10/4/23 (b)	12,000	12,047
Univision Communications, Inc. Tranche C 4LN, term loan 4% 3/1/20 (b)	41,429	41,493

TOTAL BROADCASTING		134,327

Building Materials - 0.7%
GCP Applied Technologies, Inc. Tranche B, term loan 4.0877% 2/3/22 (b)	1,990	2,001
HD Supply, Inc. Tranche B, term loan 3.63% 10/17/23 (b)	8,250	8,255
HNC Holdings, Inc. Tranche B, term loan 5.5% 10/5/23 (b)	9,725	9,733
Jeld-Wen, Inc. Tranche B, term loan 4.75% 7/1/22 (b)	23,045	23,179
LBM Borrower LLC Tranche B 1LN, term loan 6.25% 8/20/22 (b)	18,317	18,304

TOTAL BUILDING MATERIALS		61,472

Cable/Satellite TV - 3.9%
Altice U.S. Finance SA term loan 3.8818% 1/15/25 (b)	30,500	30,584
Charter Communication Operating LLC Tranche I, term loan 3.5% 1/24/23 (b)	54,695	55,006
Charter Communications Operating LLC:
Tranche E, term loan 3% 7/1/20 (b)	47,729	47,807
Tranche F, term loan 3% 1/3/21 (b)	75,591	75,685
CSC Holdings LLC Tranche B, term loan 3.8761% 10/11/24 (b)	18,883	18,943
Liberty Cablevision of Puerto Rico Tranche 1LN, term loan 4.5% 1/7/22 (b)	14,000	13,767
Numericable LLC:
Tranche B 1LN, term loan 4.5625% 7/20/22 (b)	9,900	9,904
Tranche B 6LN, term loan 4.75% 2/10/23 (b)	14,888	14,888
Tranche B, term loan 5.1373% 1/15/24 (b)	34,228	34,510
Virgin Media Investment Holdings Ltd. Tranche B, term loan 3.5% 6/30/23 (b)	8,863	8,897
WideOpenWest Finance LLC Tranche B, term loan 4.5% 8/19/23 (b)	28,000	27,924
Ziggo B.V.:
Tranche B 1LN, term loan 3.5% 1/15/22 (b)	14,405	14,393
Tranche B 2LN, term loan 3.5% 1/15/22 (b)	8,537	8,530
Tranche B 3LN, term loan 3.7014% 1/15/22 (b)	2,653	2,650

TOTAL CABLE/SATELLITE TV		363,488

Capital Goods - 0.7%
Doncasters PLC Tranche B 2LN, term loan 9.5% 10/9/20 (b)	4,516	4,245
Onex Wizard U.S. Acquisition, Inc. Tranche B, term loan 4% 3/13/22 (b)	31,377	31,391
SRAM LLC. Tranche B, term loan 4.0146% 4/10/20 (b)	20,552	20,038
Wireco Worldgroup, Inc. Tranche B 1LN, term loan 6.5% 9/30/23 (b)	6,500	6,533

TOTAL CAPITAL GOODS		62,207

Chemicals - 2.0%
Hilex Poly Co. LLC Tranche B 1LN, term loan 6% 12/5/21 (b)	7,930	7,994
Ineos Styrolution U.S. Holding LLC Tranche B, term loan 4.75% 9/30/21 (b)	10,265	10,342
Kraton Polymers LLC Tranche B, term loan 6% 1/6/22 (b)	21,195	21,312
MacDermid, Inc.:
term loan 5% 6/7/23 (b)	30,645	30,875
Tranche B 3LN, term loan 5.5% 6/7/20 (b)	22,284	22,451
Royal Holdings, Inc.:
Tranche B 1LN, term loan 4.5% 6/19/22 (b)	13,825	13,881
Tranche B 2LN, term loan 8.5% 6/19/23 (b)	2,130	2,087
The Chemours Co. LLC Tranche B, term loan 3.75% 5/12/22 (b)	15,606	15,403
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc. Tranche B 1LN, term loan 4.25% 11/5/21 (b)	18,323	18,428
Tronox Pigments (Netherlands) B.V. Tranche B, term loan 4.5% 3/19/20 (b)	11,645	11,584
U.S. Coatings Acquisition, Inc. Tranche B, term loan 3.75% 2/1/20 (b)	14,467	14,567
Univar, Inc. Tranche B, term loan 4.25% 7/1/22 (b)	14,004	14,021

TOTAL CHEMICALS		182,945

Consumer Products - 0.5%
Weight Watchers International, Inc. Tranche B 2LN, term loan 4.074% 4/2/20 (b)	32,779	24,879
Wilsonart LLC Tranche B, term loan 4% 10/31/19 (b)	17,746	17,740

TOTAL CONSUMER PRODUCTS		42,619

Containers - 2.3%
Anchor Glass Container Corp. Tranche B, term loan 4.75% 7/1/22 (b)	2,746	2,771
Ardagh Holdings U.S.A., Inc. Tranche B, term loan 4% 12/17/21 (b)	42,335	42,719
Berry Plastics Corp.:
Tranche G, term loan 3.5% 1/6/21 (b)	8,592	8,595
Tranche H, term loan 3.75% 10/1/22 (b)	17,569	17,623
Berry Plastics Group, Inc. term loan 3.5% 2/8/20 (b)	75,350	75,433
BWAY Holding Co. Tranche B, term loan 5.5% 8/14/20 (b)	13,897	13,981
Consolidated Container Co. Tranche B, term loan 5% 7/3/19 (b)	13,034	12,947
Hostess Brands LLC Tranche B 1LN, term loan 4.5% 8/3/22 (b)	11,999	12,078
Reynolds Group Holdings, Inc. Tranche B, term loan 4.25% 2/5/23 (b)	26,980	27,040

TOTAL CONTAINERS		213,187

Diversified Financial Services - 2.9%
AlixPartners LLP term loan 4% 7/28/22 (b)	23,923	23,961
Assuredpartners, Inc. Tranche B 1LN, term loan 5.75% 10/22/22 (b)	31,393	31,519
Delos Finance SARL Tranche B LN, term loan 3.5877% 3/6/21 (b)	33,095	33,281
Energy & Minerals Group Tranche B, term loan 4.75% 3/27/20 (b)	5,254	5,162
Fly Funding II SARL Tranche B, term loan 3.54% 8/9/19 (b)	13,019	13,044
Flying Fortress Holdings, Inc. Tranche B, term loan 3.5877% 4/30/20 (b)	66,390	66,788
Fort Dearborn Holding Co., Inc. Tranche B, term loan 5% 10/19/23 (b)	4,000	4,018
HarbourVest Partners LLC Tranche B, term loan 3.3811% 2/4/21 (b)	11,377	11,377
IBC Capital U.S. LLC Tranche B 1LN, term loan 4.9847% 9/11/21 (b)	24,625	24,215
TransUnion LLC Tranche B 2LN, term loan 3.5% 4/9/21 (b)	37,360	37,453
UFC Holdings LLC:
Tranche 2LN, term loan 8.5% 8/18/24 (b)	4,275	4,339
Tranche B 1LN, term loan 5% 8/18/23 (b)	19,375	19,523

TOTAL DIVERSIFIED FINANCIAL SERVICES		274,680

Energy - 3.2%
Alon U.S.A. Partners LP term loan 9.25% 11/26/18 (b)	8,556	8,534
California Resources Corp. Tranche 1LN, term loan 11.375% 12/31/21 (b)	12,500	13,422
Chesapeake Energy Corp. Tranche 1LN, term loan 8.5% 8/23/21 (b)	15,000	16,022
Chief Exploration & Development, LLC. Tranche 2LN, term loan 7.7528% 5/16/21 (b)	3,000	2,867
Citgo Holding, Inc. Tranche B, term loan 9.5% 5/12/18 (b)	13,647	13,793
Crestwood Holdings Partners LLC Tranche B, term loan 9% 6/19/19 (b)	25,181	23,670
Drillships Ocean Ventures, Inc. Tranche B, term loan 5.5% 7/25/21 (b)	16,089	11,406
Empire Generating Co. LLC:
Tranche B, term loan 5.25% 3/14/21 (b)	32,039	29,315
Tranche C, term loan 5.25% 3/14/21 (b)	2,549	2,332
Energy Transfer Equity LP Tranche C, term loan 4.0424% 12/2/19 (b)	20,993	20,997
ExGen Renewables I, LLC Tranche B term loan 5.25% 2/6/21 (b)	11,367	11,452
Expro Finservices SARL Tranche B, term loan 5.75% 9/2/21 (b)	27,886	24,198
Gulf Finance LLC Tranche B 1LN, term loan 6.25% 8/25/23 (b)	46,500	45,396
MRP Generation Holdings LLC Tranche B, term loan 8% 9/29/22 (b)	15,000	14,231
Overseas Shipholding Group, Inc. Tranche B, term loan 5.25% 8/5/19 (b)	13,089	12,975
Pacific Drilling SA Tranche B, term loan 4.5% 6/3/18 (b)	13,810	3,884
Panda Temple Power, LLC term loan 7.25% 4/3/19 (b)	10,918	9,990
Seadrill Operating LP Tranche B, term loan 4% 2/21/21 (b)	43,636	24,245
Targa Resources Corp. term loan 5.75% 2/27/22 (b)	5,581	5,588
Western Refining, Inc. Tranche B, term loan 5.25% 11/12/20 (b)	7,402	7,383

TOTAL ENERGY		301,700

Entertainment/Film - 0.7%
AMC Entertainment Holdings, Inc. Tranche B, term loan 12/15/23 (c)	7,690	7,709
AMC Entertainment, Inc. Tranche B, term loan 4% 12/15/22 (b)	5,000	5,017
CDS U.S. Intermediate Holdings, Inc.:
Tranche B 1LN, term loan 5% 7/8/22 (b)	11,453	11,460
Tranche B 2LN, term loan 9.25% 7/8/23 (b)	5,305	5,119
Digital Cinema Implementation Partners, LLC Tranche B, term loan 3.3349% 5/17/21(b)	13,034	13,058
Lions Gate Entertainment Corp. term loan 10/13/23 (c)	23,000	22,962

TOTAL ENTERTAINMENT/FILM		65,325

Environmental - 0.7%
ADS Waste Holdings, Inc. Tranche B 2LN, term loan 3.75% 10/9/19 (b)	15,470	15,474
The Brickman Group, Ltd.:
Tranche 2LN, term loan 7.5% 12/18/21 (b)	5,690	5,670
Tranche B 1LN, term loan 4% 12/18/20 (b)	29,569	29,504
WTG Holdings III Corp. Tranche B 1LN, term loan 4.75% 1/15/21 (b)	13,848	13,882

TOTAL ENVIRONMENTAL		64,530

Food & Drug Retail - 3.2%
Albertson's LLC:
Tranche B 4LN, term loan 4.5% 8/25/21 (b)	180,438	181,707
Tranche B 6LN, term loan 4.75% 6/22/23 (b)	32,676	33,016
Candy Intermediate Holdings, Inc. Tranche B 1LN, term loan 5.5% 6/15/23 (b)	9,975	10,044
GOBP Holdings, Inc. Tranche B 1LN, term loan 5% 10/21/21 (b)	3,980	3,973
Petco Holdings, Inc. Tranche B 1LN, term loan 5% 1/26/23 (b)	27,810	28,032
Pizza Hut Holdings LLC Tranche B, term loan 3.2857% 6/16/23 (b)	24,938	25,187
RPI Finance Trust term loan 3.0346% 10/14/22 (b)	10,305	10,393
Smart & Final, Inc. Tranche B, term loan 4.3046% 11/15/22 (b)	5,500	5,483
SUPERVALU, Inc. Tranche B, term loan 5.5% 3/21/19 (b)	3,343	3,350

TOTAL FOOD & DRUG RETAIL		301,185

Food/Beverage/Tobacco - 0.8%
AdvancePierre Foods, Inc. Tranche B 1LN, term loan 4.5% 6/2/23 (b)	11,618	11,699
Chobani LLC Tranche B, term loan 5.25% 10/7/23 (b)	16,000	16,170
Keurig Green Mountain, Inc. Tranche B, term loan 5.25% 3/3/23 (b)	19,621	19,862
U.S. Foods, Inc. Tranche B, term loan 4% 6/27/23 (b)	27,182	27,342

TOTAL FOOD/BEVERAGE/TOBACCO		75,073

Gaming - 6.4%
Aristocrat International Pty Ltd. Tranche B 1LN, term loan 3.6312% 10/20/21 (b)	27,060	27,155
Boyd Gaming Corp.:
Tranche B 2LN, term loan 3.534% 9/15/23 (b)	15,915	16,025
Tranche B, term loan 4% 8/14/20 (b)	8,220	8,282
Caesars Entertainment Resort Properties LLC Tranche B 1LN, term loan 7% 10/11/20 (b)	101,087	101,592
Caesars Growth Properties Holdings, LLC Tranche 1LN, term loan 6.25% 5/8/21 (b)	161,126	160,857
CityCenter Holdings LLC Tranche B, term loan 4.25% 10/16/20 (b)	15,337	15,417
Golden Nugget, Inc. Tranche B, term loan:
4.5% 11/21/19 (b)	35,129	35,502
4.5% 11/21/19 (b)	15,055	15,215
Las Vegas Sands LLC Tranche B, term loan 3.25% 12/19/20 (b)	23,980	24,119
MGM Mirage, Inc. Tranche A, term loan 3.2843% 4/25/21 (b)	14,405	14,333
Mohegan Tribal Gaming Authority Tranche B, term loan 5.5% 10/14/23 (b)	15,000	14,939
Scientific Games Corp.:
Tranche B 2LN, term loan 6% 10/1/21 (b)	40,617	40,770
Tranche B, term loan 6% 10/18/20 (b)	73,665	74,057
Station Casinos LLC Tranche B, term loan 3.75% 6/8/23 (b)	40,922	41,098
Yonkers Racing Corp. Tranche B 1LN, term loan 4.25% 8/20/19 (b)	12,715	12,699

TOTAL GAMING		602,060

Healthcare - 9.6%
Alere, Inc. Tranche B, term loan 4.25% 6/18/22 (b)	11,128	11,080
Alvogen Pharma U.S., Inc. Tranche B 1LN, term loan 6% 4/2/22 (b)	15,804	15,804
AmSurg Corp. Tranche B, term loan 3.5% 7/16/21 (b)	15,858	15,851
Avantor Performance Materials Holdings, Inc. Tranche B 1LN, term loan 6% 6/21/22 (b)	19,930	20,055
Community Health Systems, Inc.:
Tranche F, term loan 4.0834% 12/31/18 (b)	40,399	39,389
Tranche G, term loan 3.75% 12/31/19 (b)	56,322	53,207
Tranche H, term loan 4% 1/27/21 (b)	98,426	92,840
DaVita HealthCare Partners, Inc. Tranche B, term loan 3.5% 6/24/21 (b)	47,104	47,059
DJO Finance LLC Tranche B 1LN, term loan 4.25% 6/7/20 (b)	19,721	19,499
Drumm Investors LLC Tranche B, term loan 9.5% 5/4/18 (b)	12,621	12,582
Emergency Medical Services Corp. Tranche B, term loan 4.25% 5/25/18 (b)	21,049	21,068
Endo Pharmaceuticals, Inc. Tranche B, term loan 3.75% 9/25/22 (b)	32,708	32,655
Gold Merger Co., Inc. Tranche B, term loan 4.75% 7/27/23 (b)	6,735	6,774
Grifols, S.A. Tranche B, term loan 3.4559% 2/27/21 (b)	31,962	32,216
HCA Holdings, Inc.:
Tranche B 6LN, term loan 3.7843% 3/18/23 (b)	60,232	60,842
Tranche B 7LN, term loan 3.5877% 2/15/24 (b)	20,000	20,169
HCR Healthcare LLC Tranche B, term loan 5% 4/6/18 (b)	7,329	6,425
Horizon Pharmaceuticals, Inc. term loan 5/7/21 (c)	13,500	13,517
InVentiv Health, Inc. Tranche B, term loan 9/29/23 (c)	21,000	20,989
Jaguar Holding Co. II/Pharmaceutical Product Development LLC Tranche B, term loan 4.25% 8/18/22 (b)	6,101	6,091
Kindred Healthcare, Inc. Tranche B, term loan 4.25% 4/9/21 (b)	4,975	4,970
Milk Specialties Co. Tranche B, term loan 6% 8/16/23 (b)	12,165	12,256
MPH Acquisition Holdings LLC Tranche B, term loan 5% 6/7/23 (b)	19,135	19,333
Onex Schumacher Finance LP Tranche B 1LN, term loan 5% 7/31/22 (b)	3,482	3,494
Ortho-Clinical Diagnostics, Inc. Tranche B, term loan 4.75% 6/30/21 (b)	42,013	40,997
Patheon, Inc. Tranche B, term loan 4.25% 3/11/21 (b)	13,764	13,769
Precyse Acquisition Corp. Tranche B, term loan 6.5% 10/20/22 (b)	9,975	10,037
Press Ganey Holdings, Inc.:
Tranche 2LN, term loan 10/21/24 (c)	5,000	5,063
Tranche B 1LN, term loan 4.25% 10/21/23 (b)	15,500	15,500
U.S. Renal Care, Inc.:
Tranche 2LN, term loan 9% 12/31/23 (b)	5,000	4,775
Tranche B 1LN, term loan 5.25% 12/31/22 (b)	46,651	44,625
Valeant Pharmaceuticals International, Inc.:
Tranche A 3LN, term loan 4.29% 10/20/18 (b)	3,008	2,999
Tranche B, term loan 5.5% 4/1/22 (b)	66,430	66,181
Tranche BC 2LN, term loan 5.25% 12/11/19 (b)	25,638	25,579
Tranche BD 2LN, term loan 5% 2/13/19 (b)	36,462	36,345
Tranche E, term loan 5.25% 8/5/20 (b)	13,577	13,521
Vizient, Inc. term loan 5% 2/11/23 (b)	26,396	26,668

TOTAL HEALTHCARE		894,224

Homebuilders/Real Estate - 1.5%
Americold Realty Operating Partnership LP Tranche B, term loan 5.75% 12/1/22 (b)	12,464	12,594
Communications Sales & Leasing, Inc. Tranche B, term loan 4.5% 10/24/22 (b)	21,619	21,689
DTZ U.S. Borrower LLC Tranche B 1LN, term loan 4.25% 11/4/21 (b)	29,700	29,613
MGM Growth Properties Operating Partner LP Tranche B, term loan 3.5% 4/25/23 (b)	30,184	30,241
Realogy Group LLC Tranche B, term loan 3.75% 7/20/22 (b)	42,959	43,290

TOTAL HOMEBUILDERS/REAL ESTATE		137,427

Hotels - 2.0%
ESH Hospitality, Inc. Tranche B, term loan 8/30/23 (c)	17,000	17,087
Four Seasons Holdings, Inc.:
Tranche 2LN, term loan 6.25% 12/27/20 (b)	16,755	16,870
Tranche B 1LN, term loan 3.5877% 6/27/20 (b)	50,417	50,621
Hilton Worldwide Finance LLC:
Tranche B 2LN, term loan 3.034% 10/25/23 (b)	31,809	31,957
Tranche B, term loan 3.5% 10/25/20 (b)	39,374	39,522
La Quinta Intermediate Holdings LLC Tranche B LN, term loan 3.75% 4/14/21 (b)	19,447	19,393
Playa Resorts Holding BV Tranche B, term loan 4% 8/9/19 (b)	13,558	13,524

TOTAL HOTELS		188,974

Insurance - 1.8%
Alliant Holdings Intermediate LLC Tranche B, term loan 4.7528% 8/14/22 (b)	23,095	23,081
Asurion LLC:
Tranche B 1LN, term loan 5% 5/24/19 (b)	23,207	23,211
Tranche B 2LN, term loan 4.3377% 7/8/20 (b)	7,422	7,425
Tranche B 2LN, term loan 8.5% 3/3/21 (b)	13,303	13,397
Tranche B 4LN, term loan 5% 8/4/22 (b)	39,040	39,211
Tranche B 5LN, term loan 11/3/23 (c)	17,840	17,840
HUB International Ltd. Tranche B 1LN, term loan 4% 10/2/20 (b)	17,634	17,622
Lonestar Intermediate Super Holdings LLC term loan 10% 8/31/21 pay-in-kind (b)	13,500	13,590
VF Holdings Corp. Tranche B 1LN, term loan 4.75% 6/30/23 (b)	15,000	15,045

TOTAL INSURANCE		170,422

Leisure - 0.9%
24 Hour Fitness Worldwide, Inc. Tranche B, term loan 4.75% 5/30/21 (b)	28,076	27,409
ClubCorp Club Operations, Inc. Tranche B, term loan 4% 12/15/22 (b)	10,000	10,046
Fitness International LLC Tranche B, term loan 6% 7/1/20 (b)	11,000	11,008
LTF Merger Sub, Inc. Tranche B, term loan 4.25% 6/10/22 (b)	31,927	31,902
Planet Fitness Holdings, LLC. Tranche B, term loan 4.5% 3/31/21 (b)	2,296	2,296

TOTAL LEISURE		82,661

Metals/Mining - 1.8%
American Rock Salt Co. LLC Tranche B 1LN, term loan 4.75% 5/20/21 (b)	8,701	8,412
Ameriforge Group, Inc.:
Tranche B 1LN, term loan 5% 12/19/19 (b)	7,368	3,850
Tranche B 2LN, term loan 8.75% 12/19/20 (b)	3,000	400
Doncasters Group, LLC Tranche B 1LN, term loan 4.5% 4/9/20 (b)	19,634	19,438
Fortescue Metals Group Ltd. Tranche B, term loan 3.75% 6/30/19 (b)	19,148	19,130
Murray Energy Corp. Tranche B 2LN, term loan 8.25% 4/16/20 (b)	90,349	82,584
Oxbow Carbon LLC:
Tranche 2LN, term loan 8% 1/19/20 (b)	19,130	18,652
Tranche B 1LN, term loan 4.25% 7/19/19 (b)	1,359	1,361
Peabody Energy Corp. Tranche B, term loan 0% 9/24/20 (d)	19,086	16,803
Walter Energy, Inc. Tranche B, term loan 0% 4/1/18 (d)	32,780	0

TOTAL METALS/MINING		170,630

Publishing/Printing - 2.5%
Cengage Learning, Inc. Tranche B, term loan 5.25% 6/7/23 (b)	48,753	47,605
Getty Images, Inc. Tranche B, term loan 4.75% 10/18/19 (b)	51,923	43,989
Harland Clarke Holdings Corp.:
Tranche B 4LN, term loan 6.993% 8/4/19 (b)	5,270	5,227
Tranche B 5LN, term loan 7% 12/31/19 (b)	14,192	14,091
Houghton Mifflin Harcourt Publishing, Inc. Tranche B, term loan 4% 5/29/21 (b)	26,266	25,954
JD Power & Associates Tranche B 1LN, term loan 5.25% 9/7/23 (b)	6,180	6,219
McGraw-Hill Global Education Holdings, LLC term loan 5% 5/4/22 (b)	49,381	49,247
Merrill Communications LLC Tranche B, term loan 6.25% 6/1/22 (b)	16,397	15,413
Proquest LLC Tranche B, term loan 5.75% 10/24/21 (b)	6,929	6,921
Springer Science+Business Media Deutschland GmbH Tranche B 9LN, term loan 4.75% 8/14/20 (b)	14,427	14,084

TOTAL PUBLISHING/PRINTING		228,750

Restaurants - 1.1%
Burger King Worldwide, Inc. Tranche B, term loan 3.75% 12/12/21 (b)	18,736	18,814
CEC Entertainment, Inc. Tranche B, term loan 4% 2/14/21 (b)	3,760	3,709
Focus Brands, Inc. term loan 5% 10/5/23 (b)	10,500	10,609
Landry's Acquisition Co. Tranche B 1LN, term loan 4% 10/4/23 (b)	52,000	52,282
Red Lobster Hospitality LLC Tranche B, term loan 6.25% 7/28/21 (b)	20,312	20,388

TOTAL RESTAURANTS		105,802

Services - 7.1%
Abacus Innovations Corp. Tranche B, term loan 3.2843% 8/16/23 (b)	15,250	15,354
Acosta, Inc. Tranche B, term loan 4.25% 9/26/21 (b)	27,038	25,984
Ancestry.Com Operations, Inc.:
Tranche 2LN, term loan 9.25% 10/19/24 (b)	8,500	8,606
Tranche B 1LN, term loan 5.25% 10/19/23 (b)	32,500	32,551
Apollo Security Service Borrower LLC Tranche B 1LN, term loan 4.75% 5/2/22 (b)	77,720	78,261
ARAMARK Corp. Tranche F, term loan 3.3377% 2/24/21 (b)	48,449	48,692
Avis Budget Group, Inc. Tranche B, term loan 3.09% 3/15/19 (b)	3,563	3,560
Brand Energy & Infrastructure Services, Inc. Tranche B, term loan 4.75% 11/26/20 (b)	25,621	25,264
Bright Horizons Family Solutions, Inc. Tranche B, term loan 5.25% 1/30/20 (b)	9,620	9,655
Cactus Wellhead LLC Tranche B, term loan 7% 7/31/20 (b)	22,995	20,293
Coinmach Service Corp. Tranche B, term loan 4.25% 11/14/19 (b)	36,456	36,237
Garda World Security Corp.:
term loan 4% 11/8/20 (b)	2,583	2,550
Tranche DD, term loan 4.0039% 11/8/20 (b)	449	443
GCA Services Group, Inc. Tranche B 1LN, term loan 5.8721% 3/1/23 (b)	9,950	10,028
KAR Auction Services, Inc. Tranche B 3LN, term loan 4.375% 3/9/23 (b)	16,124	16,290
Karman Buyer Corp.:
Tranche 1LN, term loan 4.25% 7/25/21 (b)	21,388	21,165
Tranche 2LN, term loan 7.5% 7/25/22 (b)	7,490	7,064
KC Mergersub, Inc. Tranche L 2LN, term loan 10.25% 8/13/23 (b)	3,000	2,925
Kuehg Corp. Tranche B 1LN, term loan 5.25% 8/13/22 (b)	14,850	14,850
Laureate Education, Inc. Tranche B, term loan 8.8679% 3/17/21 (b)	118,274	117,239
Lineage Logistics Holdings, LLC. Tranche B, term loan 4.5% 4/7/21 (b)	42,440	41,591
Nexeo Solutions LLC Tranche B, term loan 5.25% 6/9/23 (b)	6,673	6,715
Nord Anglia Education Tranche B, term loan 5% 3/31/21 (b)	34,487	34,595
Outerwall, Inc.:
Tranche 2LN, term loan 9.75% 9/27/24 (b)	2,500	2,481
Tranche B 1LN, term loan 5.25% 9/27/23 (b)	7,000	7,064
Science Applications International Corp. Tranche B, term loan 3.25% 5/4/22 (b)	6,226	6,265
The ServiceMaster Co. Tranche B, term loan 4.25% 7/1/21 (b)	34,812	34,834
Thomson Reuters IP&S Tranche B 1LN, term loan 4.75% 10/3/23 (b)	26,965	26,987
Wash Multifamily Acquisition, Inc. Tranche B 1LN, term loan 4.25% 5/14/22 (b)	3,449	3,444

TOTAL SERVICES		660,987

Steel - 0.2%
JMC Steel Group, Inc. Tranche B, term loan 6% 6/14/21 (b)	17,478	17,587
Super Retail - 4.3%
Academy Ltd. Tranche B, term loan 5% 7/2/22 (b)	30,666	29,717
Bass Pro Group LLC Tranche B, term loan 4% 6/5/20 (b)	3,960	3,957
BJ's Wholesale Club, Inc.:
Tranche 2LN, term loan 8.5% 3/31/20 (b)	12,218	12,249
Tranche B 1LN, term loan 4.5% 9/26/19 (b)	32,906	32,937
Davids Bridal, Inc. Tranche B, term loan 5% 10/11/19 (b)	9,547	8,879
Dollar Tree, Inc. Tranche B 3LN, term loan 3.0625% 7/6/22 (b)	5,971	6,023
General Nutrition Centers, Inc. Tranche B, term loan 3.25% 3/4/19 (b)	27,104	26,460
Harbor Freight Tools U.S.A., Inc. Tranche B, term loan 4.1373% 8/19/23 (b)	22,943	23,093
J. Crew Group, Inc. Tranche B, term loan 4% 3/5/21 (b)	36,034	27,426
JC Penney Corp., Inc. Tranche B, term loan 5.25% 6/23/23 (b)	90,550	91,071
Party City Holdings, Inc. term loan 4.2037% 8/19/22 (b)	28,572	28,647
PetSmart, Inc. term loan 4% 3/11/22 (b)	55,294	55,402
Sears Holdings Corp. Tranche ABL, term loan 5.5% 6/30/18 (b)	58,540	57,252
Sports Authority, Inc. Tranche B, term loan 0% 11/16/17 (b)(d)	5,664	1,152

TOTAL SUPER RETAIL		404,265

Technology - 9.8%
Applied Systems, Inc.:
Tranche B 1LN, term loan 4% 1/23/21 (b)	9,078	9,091
Tranche B 2LN, term loan 7.5% 1/23/22 (b)	3,590	3,612
Avago Technologies Cayman Finance Ltd. Tranche B 3LN, term loan 3.5346% 2/1/23 (b)	27,358	27,628
BMC Software Finance, Inc. Tranche B, term loan:
5% 9/10/20 (b)	6,125	6,040
5% 9/10/20 (b)	10,306	10,142
Cavium, Inc. Tranche B, term loan 3.75% 8/16/22 (b)	12,805	12,837
Ceridian HCM Holding, Inc. Tranche B 2LN, term loan 4.5% 9/15/20 (b)	14,059	13,778
Computer Discount Warehouse (CDW) LLC Tranche B, term loan 3% 8/17/23 (b)	31,544	31,673
Compuware Corp.:
term loan 9.25% 12/12/22 (b)	7,270	7,034
Tranche B 2LN, term loan 6.25% 12/15/21 (b)	14,737	14,730
Dell International LLC Tranche B, term loan 4% 9/7/23 (b)	35,500	35,742
EIG Investors Corp. Tranche B 1LN, term loan 6% 2/9/23 (b)	38,088	35,708
Epicor Software Corp. Tranche B, term loan 4.75% 6/1/22 (b)	29,890	29,526
First Data Corp.:
term loan 3.524% 3/24/21 (b)	1,954	1,962
Tranche B, term loan 4.274% 7/10/22 (b)	85,000	85,585
Generac Power Systems, Inc. Tranche B, term loan 3.5956% 5/31/20 (b)	25,401	25,417
Global Payments, Inc. Tranche B, term loan 3.0244% 4/22/23	9,942	9,979
Infor U.S., Inc.:
Tranche B 3LN, term loan 3.75% 6/3/20 (b)	7,317	7,298
Tranche B 5LN, term loan 3.75% 6/3/20 (b)	22,305	22,234
Kronos, Inc.:
term loan:
10/20/23 (c)	40,000	40,159
10/20/24 (c)	30,000	30,896
Tranche 2LN, term loan 9.75% 4/30/20 (b)	28,837	29,170
Tranche B 1LN, term loan 4.5% 10/30/19 (b)	31,559	31,678
Lux FinCo U.S. SPV:
Tranche 2LN, term loan 9.5% 10/16/23 (b)	6,000	5,985
Tranche B 1LN, term loan 5% 10/16/22 (b)	9,925	9,925
Micron Technology, Inc. Tranche B, term loan 4.29% 4/26/22 (b)	10,224	10,282
Microsemi Corp. Tranche B, term loan 3.75% 1/15/23 (b)	11,113	11,202
NXP BV/NXP Funding LLC Tranche F, term loan 3.4052% 12/7/20 (b)	18,662	18,719
Quest Software U.S. Holdings, Inc. Tranche B, term loan 9/27/22 (c)	21,000	20,984
Rackspace Hosting, Inc. term loan 10/26/23 (c)	45,745	45,988
Renaissance Learning, Inc.:
Tranche 1LN, term loan 4.5% 4/9/21 (b)	15,599	15,547
Tranche 2LN, term loan 8% 4/9/22 (b)	19,080	18,714
SolarWinds Holdings, Inc. Tranche B, term loan 5.5% 2/5/23 (b)	10,474	10,521
Solera LLC Tranche B, term loan 5.75% 3/3/23 (b)	20,442	20,656
Sophia L.P. Tranche B, term loan 4.75% 9/30/22 (b)	26,698	26,723
SS&C Technologies, Inc.:
Tranche B 1LN, term loan 4% 7/8/22 (b)	16,386	16,504
Tranche B 2LN, term loan 4% 7/8/22 (b)	1,994	2,009
Sybil Software LLC. Tranche B, term loan 5% 9/30/22 (b)	33,720	34,023
Syniverse Holdings, Inc. Tranche B, term loan:
4% 4/23/19 (b)	16,127	14,827
4% 4/23/19 (b)	9,380	8,629
TTM Technologies, Inc. Tranche B 1LN, term loan 5.25% 5/31/21 (b)	32,724	32,806
Uber Technologies, Inc. Tranche B, term loan 5% 7/13/23 (b)	30,500	30,710
Vantiv LLC Tranche B, term loan 3.25% 10/14/23 (b)	12,816	12,893
Western Digital Corp. Tranche B 1LN, term loan 4.5% 4/29/23 (b)	7,411	7,491
WEX, Inc. Tranche B, term loan 4.25% 7/1/23 (b)	19,950	20,162

TOTAL TECHNOLOGY		917,219

Telecommunications - 5.5%
Digicel International Finance Ltd.:
Tranche D 1LN, term loan 4.375% 3/31/17 (b)	1,499	1,424
Tranche D 2LN, term loan 4.3377% 3/31/19 (b)	30,062	28,558
DigitalGlobe, Inc. Tranche B, term loan 4.75% 1/31/20 (b)	7,183	7,237
FairPoint Communications, Inc. Tranche B, term loan 7.5% 2/14/19 (b)	9,942	9,956
FPL FiberNet, LLC. Tranche A, term loan 4.1003% 7/22/19 (b)	12,179	12,088
Integra Telecom Holdings, Inc. Tranche B 1LN, term loan 5.25% 8/14/20 (b)	24,625	24,487
Intelsat Jackson Holdings SA Tranche B 2LN, term loan 3.75% 6/30/19 (b)	113,055	107,980
Level 3 Financing, Inc.:
Tranche B 2LN, term loan 3.5% 5/31/22 (b)	18,400	18,469
Tranche B 4LN, term loan 4% 1/15/20 (b)	54,000	54,243
LTS Buyer LLC:
Tranche 2LN, term loan 8% 4/12/21 (b)	3,868	3,870
Tranche B 1LN, term loan 4.0877% 4/11/20 (b)	43,910	43,954
Mitel U.S. Holdings, Inc. Tranche B, term loan 5.5% 4/29/22 (b)	16,674	16,806
Polycom, Inc. Tranche B, term loan 7.5% 9/27/23 (b)	20,000	19,475
RP Crown Parent, LLC Tranche B, term loan 4.5% 10/12/23 (b)	28,500	28,480
Sable International Finance Ltd.:
Tranche B 1LN, term loan 5.5877% 12/31/22 (b)	3,575	3,608
Tranche B 2LN, term loan 5.83% 12/31/22 (b)	2,925	2,952
SBA Senior Finance II, LLC term loan 3.34% 3/24/21 (b)	26,294	26,313
Securus Technologies Holdings, Inc.:
Tranche 2LN, term loan 9% 4/30/21 (b)	7,775	7,462
Tranche B 1LN, term loan 4.75% 4/30/20 (b)	33,753	33,078
Securus Technologies, Inc. Tranche B2 1LN, term loan 5.25% 4/30/20 (b)	4,520	4,429
T-Mobile U.S.A., Inc. Tranche B, term loan 3.5% 11/9/22 (b)	17,257	17,380
TCH-2 Holdings, LLC. Tranche B 1LN, term loan 5.5% 5/12/21 (b)	7,798	7,798
Telenet Financing USD LLC term loan 4.3566% 6/30/24 (b)	9,915	9,917
Telesat Holding, Inc. Tranche B, term loan 3.5% 3/28/19 (b)	16,243	16,243
Xplornet Communications, Inc. Tranche B, term loan 7% 9/9/21 (b)	3,000	3,023
Zayo Group LLC/Zayo Capital, Inc. Tranche B, term loan 3.75% 5/6/21 (b)	6,030	6,058

TOTAL TELECOMMUNICATIONS		515,288

Textiles/Apparel - 0.1%
ABB Optical Group LLC Tranche B, term loan 6.0041% 6/15/23 (b)	10,335	10,361
Transportation Ex Air/Rail - 0.2%
American Commercial Barge Line Tranche B 1LN, term loan 9.75% 11/12/20 (b)	19,729	19,063
YRC Worldwide, Inc. Tranche B, term loan 8% 2/13/19 (b)	4,408	4,151

TOTAL TRANSPORTATION EX AIR/RAIL		23,214

Utilities - 5.3%
Alinta Energy Finance Pty. Ltd. Tranche B, term loan:
6.375% 8/13/18 (b)	2,127	2,120
6.375% 8/13/19 (b)	31,997	31,901
APLP Holdings LP Tranche B, term loan 6% 4/13/23 (b)	23,388	23,739
Calpine Construction Finance Co. LP:
Tranche B 1LN, term loan 3.09% 5/3/20 (b)	61,182	60,723
Tranche B 2LN, term loan 3.34% 1/31/22 (b)	7,064	7,024
Calpine Corp. Tranche B 5LN, term loan 3.59% 5/28/22 (b)	32,291	32,328
Cortes NP Acquisition Corp. Tranche B, term loan 9/30/23 (c)	30,305	30,116
Dynegy Finance IV, Inc. Tranche C, term loan 5% 6/27/23 (b)	56,000	56,140
Dynegy, Inc. Tranche B 2LN, term loan 4% 4/23/20 (b)	13,484	13,486
Energy Future Holdings Corp. term loan 4.25% 6/30/17 (b)	65,924	66,295
Essential Power LLC Tranche B, term loan 4.75% 8/8/19 (b)	12,931	12,963
Exgen Texas Power LLC Tranche B, term loan 5.75% 9/18/21 (b)	26,451	21,178
Houston Fuel Oil Terminal Co. Tranche B, term loan 4.25% 8/19/21 (b)	27,098	26,624
InterGen NV Tranche B, term loan 5.5% 6/13/20 (b)	32,815	31,010
Moxie Patriot LLC Tranche B, term loan 6.75% 12/19/20 (b)	18,856	18,408
Southcross Energy Partners LP Tranche B, term loan 5.25% 8/4/21 (b)	5,784	4,656
Southcross Holdings Borrower LP Tranche B, term loan 9% 4/13/23	2,650	2,213
Tex Operations Co. LLC:
Tranche B, term loan 5% 8/4/23 (b)	41,121	41,481
Tranche C, term loan 5% 8/4/23 (b)	9,379	9,461

TOTAL UTILITIES		491,866

TOTAL BANK LOAN OBLIGATIONS
(Cost $7,959,921)		7,913,482

Nonconvertible Bonds - 7.8%
Broadcasting - 0.3%
AMC Networks, Inc. 4.75% 12/15/22	6,600	6,732
Clear Channel Communications, Inc. 9% 12/15/19	8,677	6,584
Starz LLC/Starz Finance Corp. 5% 9/15/19	9,000	9,113
Univision Communications, Inc. 6.75% 9/15/22 (e)	5,368	5,657

TOTAL BROADCASTING		28,086

Building Materials - 0.1%
CEMEX S.A.B. de CV 5.63% 10/15/18 (b)(e)	10,000	10,400
Cable/Satellite TV - 0.5%
CCO Holdings LLC/CCO Holdings Capital Corp.:
5.125% 2/15/23	17,065	17,662
5.25% 3/15/21	13,070	13,593
Cequel Communications Escrow I LLC/Cequel Communications Escrow Capital Corp. 6.375% 9/15/20 (e)	10,815	11,139
Lynx I Corp. 5.375% 4/15/21 (e)	4,500	4,646
Virgin Media Finance PLC 4.875% 2/15/22	2,000	1,721

TOTAL CABLE/SATELLITE TV		48,761

Capital Goods - 0.0%
Shale-Inland Holdings LLC/Shale-Inland Finance Corp. 8.75% 11/15/19 (e)	3,000	1,793
Chemicals - 0.1%
Nufarm Australia Ltd. 6.375% 10/15/19 (e)	5,000	5,100
Containers - 1.0%
Ardagh Packaging Finance PLC/Ardagh MP Holdings U.S.A., Inc.:
3.8503% 12/15/19 (b)(e)	42,330	43,018
4.067% 5/15/21 (b)(e)	7,000	7,140
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA:
4.38% 7/15/21 (b)(e)	11,130	11,353
5.75% 10/15/20	33,325	34,201

TOTAL CONTAINERS		95,712

Diversified Financial Services - 0.7%
CIT Group, Inc. 5% 5/15/17	7,000	7,088
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
3.5% 3/15/17	18,720	18,720
4.875% 3/15/19	15,000	14,905
International Lease Finance Corp.:
3.875% 4/15/18	7,000	7,158
6.25% 5/15/19	10,000	10,813
Prime Securities Services Borrower LLC/Prime Finance, Inc. 9.25% 5/15/23 (e)	10,000	10,625

TOTAL DIVERSIFIED FINANCIAL SERVICES		69,309

Energy - 0.6%
American Energy-Permian Basin LLC/AEPB Finance Corp. 7.2591% 8/1/19 (b)(e)	7,340	5,377
Cheniere Corpus Christi Holdings LLC 7% 6/30/24 (e)	7,000	7,420
Chesapeake Energy Corp. 8% 12/15/22 (e)	17,832	18,088
Citgo Petroleum Corp. 6.25% 8/15/22 (e)	10,000	10,225
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 6.375% 8/1/22	4,492	4,627
Western Refining, Inc. 6.25% 4/1/21	5,305	5,345

TOTAL ENERGY		51,082

Entertainment/Film - 0.0%
Cinemark U.S.A., Inc. 5.125% 12/15/22	3,185	3,273
Food/Beverage/Tobacco - 0.0%
ESAL GmbH 6.25% 2/5/23 (e)	4,000	3,850
Gaming - 0.1%
MCE Finance Ltd. 5% 2/15/21 (e)	10,000	9,999
Healthcare - 0.8%
Community Health Systems, Inc. 5.125% 8/15/18	10,755	10,661
DaVita HealthCare Partners, Inc. 5.75% 8/15/22	8,235	8,441
HCA Holdings, Inc. 3.75% 3/15/19	25,000	25,563
MPT Operating Partnership LP/MPT Finance Corp. 5.25% 8/1/26	3,570	3,641
Tenet Healthcare Corp.:
4.3503% 6/15/20 (b)	17,895	18,029
4.75% 6/1/20	8,680	8,875

TOTAL HEALTHCARE		75,210

Homebuilders/Real Estate - 0.2%
CBRE Group, Inc. 5% 3/15/23	17,990	18,890
Paper - 0.1%
Xerium Technologies, Inc. 9.5% 8/15/21 (e)	9,500	9,643
Publishing/Printing - 0.1%
Cenveo Corp. 6% 8/1/19 (e)	9,850	8,668
Services - 0.3%
APX Group, Inc. 7.875% 12/1/22	8,975	9,446
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 3.5921% 12/1/17 (b)	14,410	14,422

TOTAL SERVICES		23,868

Super Retail - 0.1%
JC Penney Corp., Inc. 5.875% 7/1/23 (e)	6,385	6,578
Technology - 1.0%
Brocade Communications Systems, Inc. 4.625% 1/15/23	7,235	7,126
Diamond 1 Finance Corp./Diamond 2 Finance Corp.:
3.48% 6/1/19 (e)	6,199	6,361
4.42% 6/15/21 (e)	16,685	17,445
First Data Corp. 6.75% 11/1/20 (e)	25,460	26,351
NXP BV/NXP Funding LLC:
4.125% 6/1/21 (e)	16,440	17,550
5.75% 2/15/21 (e)	14,760	15,350
5.75% 3/15/23 (e)	5,000	5,325

TOTAL TECHNOLOGY		95,508

Telecommunications - 1.6%
Altice Financing SA:
6.5% 1/15/22 (e)	7,240	7,568
7.5% 5/15/26 (e)	19,200	19,776
Columbus International, Inc. 7.375% 3/30/21 (e)	14,535	15,552
DigitalGlobe, Inc. 5.25% 2/1/21 (e)	3,905	3,934
Intelsat Jackson Holdings SA 8% 2/15/24 (e)	14,100	14,171
Level 3 Financing, Inc. 4.4067% 1/15/18 (b)	15,000	15,019
SFR Group SA:
6% 5/15/22 (e)	2,550	2,615
6.25% 5/15/24 (e)	10,905	10,898
7.375% 5/1/26 (e)	18,755	18,943
Sprint Capital Corp.:
6.875% 11/15/28	4,000	3,680
6.9% 5/1/19	5,000	5,263
Sprint Communications, Inc.:
6% 11/15/22	30,000	27,956
9% 11/15/18 (e)	3,000	3,300

TOTAL TELECOMMUNICATIONS		148,675

Utilities - 0.2%
Energy Future Intermediate Holding Co. LLC/Energy Future Intermediate Holding Finance, Inc. 12.25% 3/1/22 (d)(e)	8,728	11,237
NRG Energy, Inc. 6.625% 3/15/23	4,000	3,990
The AES Corp. 3.8421% 6/1/19 (b)	1,433	1,431

TOTAL UTILITIES		16,658

TOTAL NONCONVERTIBLE BONDS
(Cost $730,376)		731,063
	Shares	Value (000s)

Common Stocks - 0.4%
Broadcasting - 0.1%
Cumulus Media, Inc. Class A (f)	28,882	40
ION Media Networks, Inc. (f)	2,842	1,825

TOTAL BROADCASTING		1,865

Chemicals - 0.2%
LyondellBasell Industries NV Class A	245,943	19,565
Homebuilders/Real Estate - 0.0%
Five Point Holdings LLC Class A(f)	289,870	974
Metals/Mining - 0.1%
Warrior Met Coal LLC Class A (g)	35,615	9,195
Paper - 0.0%
White Birch Cayman Holdings Ltd. (f)	12,570	0
Telecommunications - 0.0%
FairPoint Communications, Inc. (f)	34,287	535
Utilities - 0.0%
Calpine Corp. (f)	20,715	247
Southcross Holdings Borrower LP	2,927	1,446

TOTAL UTILITIES		1,693

TOTAL COMMON STOCKS
(Cost $85,130)		33,827

Money Market Funds - 9.8%
Fidelity Cash Central Fund, 0.41% (h)
(Cost $909,817)	909,802,234	910,075
TOTAL INVESTMENT PORTFOLIO - 102.7%
(Cost $9,685,244)		9,588,447
NET OTHER ASSETS (LIABILITIES) - (2.7)%		(249,871)
NET ASSETS - 100%		$9,338,576

Values shown as $0 may reflect amounts less than $500.

Legend

 (a) Remaining maturities of bank loan obligations may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) The coupon rate will be determined upon settlement of the loan after period end.

 (d) Non-income producing - Security is in default.

 (e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $387,095,000 or 4.1% of net assets.

 (f) Non-income producing

 (g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $9,195,000 or 0.1% of net assets.

 (h) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost (000s)
Warrior Met Coal LLC Class A	3/9/11 - 7/11/14	$72,703

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$2,945
Total	$2,945

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Consumer Discretionary	$1,865	$40	$--	$1,825
Energy	9,195	--	--	9,195
Materials	19,565	19,565	--	--
Real Estate	974	--	--	974
Telecommunication Services	535	535	--	--
Utilities	1,693	247	--	1,446
Bank Loan Obligations	7,913,482	--	7,871,412	42,070
Corporate Bonds	731,063	--	731,063	--
Money Market Funds	910,075	910,075	--	--
Total Investments in Securities:	$9,588,447	$930,462	$8,602,475	$55,510

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		October 31, 2016
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $8,775,427)	$8,678,372
Fidelity Central Funds (cost $909,817)	910,075
Total Investments (cost $9,685,244)		$9,588,447
Cash		45,645
Receivable for investments sold		78,897
Receivable for fund shares sold		8,074
Interest receivable		48,793
Distributions receivable from Fidelity Central Funds		338
Prepaid expenses		24
Total assets		9,770,218
Liabilities
Payable for investments purchased	$375,366
Payable for fund shares redeemed	44,237
Distributions payable	5,748
Accrued management fee	4,346
Distribution and service plan fees payable	668
Other affiliated payables	1,162
Other payables and accrued expenses	115
Total liabilities		431,642
Net Assets		$9,338,576
Net Assets consist of:
Paid in capital		$9,789,932
Undistributed net investment income		27,697
Accumulated undistributed net realized gain (loss) on investments		(382,256)
Net unrealized appreciation (depreciation) on investments		(96,797)
Net Assets		$9,338,576
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($706,963 ÷ 73,671 shares)		$9.60
Maximum offering price per share (100/97.25 of $9.60)		$9.87
Class T:
Net Asset Value and redemption price per share ($170,741 ÷ 17,819 shares)		$9.58
Maximum offering price per share (100/97.25 of $9.58)		$9.85
Class C:
Net Asset Value and offering price per share ($582,061 ÷ 60,669 shares)(a)		$9.59
Fidelity Floating Rate High Income Fund:
Net Asset Value, offering price and redemption price per share ($6,131,215 ÷ 639,780 shares)		$9.58
Class I:
Net Asset Value, offering price and redemption price per share ($1,747,596 ÷ 182,509 shares)		$9.58

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended October 31, 2016
Investment Income
Dividends		$802
Interest		421,902
Income from Fidelity Central Funds		2,945
Total income		425,649
Expenses
Management fee	$52,254
Transfer agent fees	12,872
Distribution and service plan fees	8,300
Accounting fees and expenses	1,544
Custodian fees and expenses	105
Independent trustees' fees and expenses	41
Registration fees	220
Audit	181
Legal	139
Miscellaneous	84
Total expenses before reductions	75,740
Expense reductions	(77)	75,663
Net investment income (loss)		349,986
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(225,630)
Fidelity Central Funds	10
Total net realized gain (loss)		(225,620)
Change in net unrealized appreciation (depreciation) on investment securities		386,147
Net gain (loss)		160,527
Net increase (decrease) in net assets resulting from operations		$510,513

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2016	Year ended October 31, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$349,986	$489,822
Net realized gain (loss)	(225,620)	(176,848)
Change in net unrealized appreciation (depreciation)	386,147	(378,925)
Net increase (decrease) in net assets resulting from operations	510,513	(65,951)
Distributions to shareholders from net investment income	(383,140)	(448,829)
Distributions to shareholders from net realized gain	–	(58,045)
Total distributions	(383,140)	(506,874)
Share transactions - net increase (decrease)	(1,573,710)	(3,268,839)
Redemption fees	413	858
Total increase (decrease) in net assets	(1,445,924)	(3,840,806)
Net Assets
Beginning of period	10,784,500	14,625,306
End of period	$9,338,576	$10,784,500
Other Information
Undistributed net investment income end of period	$27,697	$38,133

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Floating Rate High Income Fund Class A

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$9.42	$9.85	$9.99	$9.94	$9.73
Income from Investment Operations
Net investment income (loss)A	.334	.375	.317	.310	.340
Net realized and unrealized gain (loss)	.211	(.425)	(.114)	.070	.195
Total from investment operations	.545	(.050)	.203	.380	.535
Distributions from net investment income	(.365)	(.341)	(.307)	(.282)	(.325)
Distributions from net realized gain	–	(.040)	(.036)	(.049)	–
Total distributions	(.365)	(.381)	(.343)	(.331)	(.325)
Redemption fees added to paid in capitalA	–B	.001	–B	.001	–B
Net asset value, end of period	$9.60	$9.42	$9.85	$9.99	$9.94
Total ReturnC,D	5.98%	(.53)%	2.05%	3.89%	5.60%
Ratios to Average Net AssetsE,F
Expenses before reductions	.99%	.98%	.98%	.99%	.99%
Expenses net of fee waivers, if any	.99%	.98%	.98%	.99%	.99%
Expenses net of all reductions	.98%	.98%	.98%	.99%	.99%
Net investment income (loss)	3.58%	3.86%	3.17%	3.11%	3.47%
Supplemental Data
Net assets, end of period (in millions)	$707	$863	$1,185	$1,681	$1,305
Portfolio turnover rateG	46%	26%	54%	62%	49%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Floating Rate High Income Fund Class T

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$9.40	$9.84	$9.98	$9.93	$9.72
Income from Investment Operations
Net investment income (loss)A	.324	.365	.306	.299	.330
Net realized and unrealized gain (loss)	.212	(.434)	(.112)	.071	.195
Total from investment operations	.536	(.069)	.194	.370	.525
Distributions from net investment income	(.356)	(.332)	(.298)	(.272)	(.315)
Distributions from net realized gain	–	(.040)	(.036)	(.049)	–
Total distributions	(.356)	(.372)	(.334)	(.321)	(.315)
Redemption fees added to paid in capitalA	–B	.001	–B	.001	–B
Net asset value, end of period	$9.58	$9.40	$9.84	$9.98	$9.93
Total ReturnC,D	5.89%	(.72)%	1.96%	3.79%	5.50%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.08%	1.07%	1.07%	1.09%	1.09%
Expenses net of fee waivers, if any	1.08%	1.07%	1.07%	1.09%	1.09%
Expenses net of all reductions	1.08%	1.07%	1.07%	1.09%	1.09%
Net investment income (loss)	3.48%	3.77%	3.08%	3.01%	3.37%
Supplemental Data
Net assets, end of period (in millions)	$171	$195	$240	$272	$241
Portfolio turnover rateG	46%	26%	54%	62%	49%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Floating Rate High Income Fund Class C

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$9.41	$9.85	$9.99	$9.94	$9.73
Income from Investment Operations
Net investment income (loss)A	.263	.301	.241	.235	.267
Net realized and unrealized gain (loss)	.212	(.434)	(.113)	.070	.195
Total from investment operations	.475	(.133)	.128	.305	.462
Distributions from net investment income	(.295)	(.268)	(.232)	(.207)	(.252)
Distributions from net realized gain	–	(.040)	(.036)	(.049)	–
Total distributions	(.295)	(.308)	(.268)	(.256)	(.252)
Redemption fees added to paid in capitalA	–B	.001	–B	.001	–B
Net asset value, end of period	$9.59	$9.41	$9.85	$9.99	$9.94
Total ReturnC,D	5.19%	(1.38)%	1.29%	3.11%	4.81%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.74%	1.73%	1.73%	1.74%	1.74%
Expenses net of fee waivers, if any	1.74%	1.73%	1.73%	1.74%	1.74%
Expenses net of all reductions	1.74%	1.73%	1.73%	1.74%	1.74%
Net investment income (loss)	2.82%	3.10%	2.41%	2.35%	2.72%
Supplemental Data
Net assets, end of period (in millions)	$582	$671	$835	$960	$806
Portfolio turnover rateG	46%	26%	54%	62%	49%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Floating Rate High Income Fund

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$9.40	$9.84	$9.98	$9.93	$9.72
Income from Investment Operations
Net investment income (loss)A	.359	.401	.344	.337	.368
Net realized and unrealized gain (loss)	.212	(.435)	(.113)	.071	.195
Total from investment operations	.571	(.034)	.231	.408	.563
Distributions from net investment income	(.391)	(.367)	(.335)	(.310)	(.353)
Distributions from net realized gain	–	(.040)	(.036)	(.049)	–
Total distributions	(.391)	(.407)	(.371)	(.359)	(.353)
Redemption fees added to paid in capitalA	–B	.001	–B	.001	–B
Net asset value, end of period	$9.58	$9.40	$9.84	$9.98	$9.93
Total ReturnC	6.28%	(.36)%	2.34%	4.19%	5.91%
Ratios to Average Net AssetsD,E
Expenses before reductions	.71%	.70%	.69%	.70%	.71%
Expenses net of fee waivers, if any	.71%	.70%	.69%	.70%	.71%
Expenses net of all reductions	.71%	.70%	.69%	.70%	.71%
Net investment income (loss)	3.86%	4.14%	3.45%	3.39%	3.75%
Supplemental Data
Net assets, end of period (in millions)	$6,131	$6,615	$9,032	$8,882	$5,720
Portfolio turnover rateF	46%	26%	54%	62%	49%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Floating Rate High Income Fund Class I

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$9.40	$9.83	$9.97	$9.92	$9.71
Income from Investment Operations
Net investment income (loss)A	.355	.396	.339	.332	.363
Net realized and unrealized gain (loss)	.211	(.424)	(.113)	.071	.196
Total from investment operations	.566	(.028)	.226	.403	.559
Distributions from net investment income	(.386)	(.363)	(.330)	(.305)	(.349)
Distributions from net realized gain	–	(.040)	(.036)	(.049)	–
Total distributions	(.386)	(.403)	(.366)	(.354)	(.349)
Redemption fees added to paid in capitalA	–B	.001	–B	.001	–B
Net asset value, end of period	$9.58	$9.40	$9.83	$9.97	$9.92
Total ReturnC	6.23%	(.30)%	2.29%	4.15%	5.87%
Ratios to Average Net AssetsD,E
Expenses before reductions	.75%	.74%	.74%	.75%	.75%
Expenses net of fee waivers, if any	.75%	.74%	.74%	.75%	.75%
Expenses net of all reductions	.75%	.74%	.74%	.75%	.75%
Net investment income (loss)	3.81%	4.10%	3.40%	3.34%	3.71%
Supplemental Data
Net assets, end of period (in millions)	$1,748	$2,429	$3,317	$3,646	$2,510
Portfolio turnover rateF	46%	26%	54%	62%	49%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2016
(Amounts in thousands except percentages)

1. Organization.

Fidelity Advisor Floating Rate High Income Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Fidelity Floating Rate High Income Fund and Class I shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

After the close of business on June 24, 2016, all outstanding Class B shares were converted to Class A shares. All current fiscal period dollar and share amounts for Class B presented in the Notes to Financial Statements are for the period November 1, 2015 through June 24, 2016.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds and bank loan obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2016 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. The Fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, consent fees and prepayment fees. These fees are recorded as Interest in the accompanying financial statements.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$129,688
Gross unrealized depreciation	(212,395)
Net unrealized appreciation (depreciation) on securities	$(82,707)
Tax Cost	$9,671,154

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$5,235
Capital loss carryforward	$(373,885)
Net unrealized appreciation (depreciation) on securities and other investments	$(82,707)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(30,793)
Long-term	(343,092)
Total capital loss carryforward	$(373,885)

The tax character of distributions paid was as follows:

	October 31, 2016	October 31, 2015
Ordinary Income	$383,140	$ 474,949
Long-term Capital Gains	–	31,925
Total	$383,140	$ 506,874

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 60 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation. The Fund did not have any unfunded loan commitments, which are contractual obligations for future funding, at period end.

4. Purchase and Sales of Investments.

Purchases and sales of securities (including principal repayments of bank loan obligations), other than short-term securities, aggregated $4,046,299 and $5,721,506, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .11% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$1,837	$–
Class T	-%	.25%	437	–
Class B	.55%	.15%	41	32
Class C	.75%	.25%	5,985	370
			$8,300	$402

Sales Load. FDC may receive a front-end sales charge of up to 2.75% for selling Class A shares and Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 3.50% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% or .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$24
Class T	6
Class B(a)	5
Class C(a)	30
$65

 (a) When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$1,106.15
Class T	431.25
Class B	10.18
Class C	929.16
Fidelity Floating Rate High Income Fund	7,004.12
Class I	3,392.17
	$ 12,872

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $24 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $37.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $40.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2016	Year ended October 31, 2015
From net investment income
Class A	$28,998	$33,971
Class T	6,712	7,344
Class B	210	423
Class C	19,076	20,389
Fidelity Floating Rate High Income Fund	244,237	280,321
Class I	83,907	106,381
Total	$383,140	$448,829
From net realized gain
Class A	$–	$4,660
Class T	–	949
Class B	–	67
Class C	–	3,316
Fidelity Floating Rate High Income Fund	–	35,966
Class I	–	13,087
Total	$–	$58,045

9. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2016	Year ended October 31, 2015	Year ended October 31, 2016	Year ended October 31, 2015
Class A
Shares sold	13,632	14,549	$127,187	$140,420
Reinvestment of distributions	2,814	3,585	26,169	34,673
Shares redeemed	(34,450)	(46,740)	(318,820)	(452,094)
Net increase (decrease)	(18,004)	(28,606)	$(165,464)	$(277,001)
Class T
Shares sold	1,326	2,073	$12,365	$20,042
Reinvestment of distributions	671	799	6,235	7,716
Shares redeemed	(4,884)	(6,523)	(45,244)	(63,018)
Net increase (decrease)	(2,887)	(3,651)	$(26,644)	$(35,260)
Class B
Shares sold	10	106	$96	$1,023
Reinvestment of distributions	19	44	177	429
Shares redeemed	(1,219)	(682)	(11,330)	(6,588)
Net increase (decrease)	(1,190)	(532)	$(11,057)	$(5,136)
Class C
Shares sold	5,299	7,045	$49,451	$68,101
Reinvestment of distributions	1,645	1,955	15,298	18,899
Shares redeemed	(17,529)	(22,521)	(162,349)	(217,845)
Net increase (decrease)	(10,585)	(13,521)	$(97,600)	$(130,845)
Fidelity Floating Rate High Income Fund
Shares sold	152,772	148,966	$1,428,276	$1,441,402
Reinvestment of distributions	21,133	26,586	196,548	256,678
Shares redeemed	(237,658)	(390,276)	(2,193,671)	(3,761,603)
Net increase (decrease)	(63,753)	(214,724)	$(568,847)	$(2,063,523)
Class I
Shares sold	58,131	66,570	$539,868	$643,823
Reinvestment of distributions	5,808	7,469	53,924	72,034
Shares redeemed	(139,996)	(152,936)	(1,297,890)	(1,472,931)
Net increase (decrease)	(76,057)	(78,897)	$(704,098)	$(757,074)

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Floating Rate High Income Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Floating Rate High Income Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments, as of October 31, 2016, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodians, brokers, and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Floating Rate High Income Fund as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
December 16, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as Chairman (2014-present) and a member (2010-present) of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes) and a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present) and a non-executive Chairman of Health Equity, Inc. (health savings custodian, 2015-present). Previously, Mr. Selander served as a Member of the Advisory Board of certain Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2002

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016), Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Thomas C. Hense (1964)

Year of Election or Appointment: 2008, 2010, or 2015

Vice President

Mr. Hense serves as Vice President of Fidelity Advisor® Multi-Asset Income Fund (2015) and other funds (High Income (2008), Small Cap (2008), and Value (2010) funds), and is an employee of Fidelity Investments (1993-present). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2016 to October 31, 2016).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses Paid During Period-B May 1, 2016 to October 31, 2016
Class A	.98%
Actual		$1,000.00	$1,044.50	$5.04
Hypothetical-C		$1,000.00	$1,020.21	$4.98
Class T	1.07%
Actual		$1,000.00	$1,044.00	$5.50
Hypothetical-C		$1,000.00	$1,019.76	$5.43
Class C	1.73%
Actual		$1,000.00	$1,039.50	$8.87
Hypothetical-C		$1,000.00	$1,016.44	$8.77
Fidelity Floating Rate High Income Fund	.70%
Actual		$1,000.00	$1,044.90	$3.60
Hypothetical-C		$1,000.00	$1,021.62	$3.56
Class I	.75%
Actual		$1,000.00	$1,045.70	$3.86
Hypothetical-C		$1,000.00	$1,021.37	$3.81

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

A total of 0.21% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $268,085,063 of distributions paid during the period January 1, 2016 to October 31, 2016 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Floating Rate High Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2016 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) broadening eligibility requirements for certain lower-priced share classes of, and streamlining the fee structure for, certain existing equity index funds; (v) lowering expense caps for certain existing funds and classes to reduce expenses paid by shareholders; (vi) eliminating redemption fees for certain variable insurance product funds and classes; (vii) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (viii) launching a lower cost share class for use by the Freedom Index Fund product line; (ix) rationalizing product lines and gaining increased efficiencies through fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; (xi) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (xii) accelerating the conversion of all remaining Class B shares to Class A shares, which have a lower expense structure; and (xiii) implementing changes to Fidelity's money market fund product line in response to recent regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Advisor Floating Rate High Income Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Broadridge investment objective categories that have comparable investment mandates. Combining Broadridge investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Broadridge funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Broadridge peer group used by the Board for performance comparisons because the Total Mapped Group combines several Broadridge investment objective categories while the Broadridge peer group does not. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Fidelity Advisor Floating Rate High Income Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2015.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and the boards of other Fidelity funds to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class C, Class I, and the retail class ranked below the competitive median for 2015 and the total expense ratio of Class T ranked above the competitive median for 2015. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although Class T was above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins; (vi) the realization of fall-out benefits in and attribution of fall-out benefits to certain Fidelity business units; (vii) the appropriateness of certain funds' benchmarks; (viii) the rationalization for certain share classes and expenses; (ix) sub-advisory fee rates for comparable investment mandates; (x) product strategy for certain underperforming funds; and (xi) Fidelity's resources and strategy for cybersecurity.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

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Fidelity Advisor® High Income Advantage Fund Class A, Class T, Class C and Class I Annual Report October 31, 2016

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2016	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 4.00% sales charge)	2.05%	6.69%	6.25%
Class T (incl. 4.00% sales charge)	2.05%	6.69%	6.26%
Class C (incl. contingent deferred sales charge)	4.51%	6.75%	5.89%
Class I	6.54%	7.81%	6.94%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® High Income Advantage Fund - Class A on October 31, 2006, and the current 4.00% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how The BofA Merrill Lynch℠ US High Yield Constrained Index performed over the same period.

Period Ending Values
$18,341	Fidelity Advisor® High Income Advantage Fund - Class A
$20,722	The BofA Merrill Lynch℠ US High Yield Constrained Index

Management's Discussion of Fund Performance

Market Recap:  U.S. corporate high-yield bonds staged a dramatic rebound during the year ending October 31, 2016, with The BofA Merrill Lynch US High Yield Constrained Index sharply reversing course in February and gaining 10.18% for the full 12 months. The first three months of the period were volatile, as another leg down in energy prices and mounting fears of an economic slowdown in China weighed on high-yield bonds. Market turbulence reached a peak on February 11, after which high yield began to benefit from improvement across a broad range of global issues, including a revival in oil markets. The recovery accelerated in the spring, as strengthening macro tailwinds stoked demand for riskier assets and further credit-spread tightening. The high-yield rally was briefly disrupted in June, as the U.K.’s vote to exit the European Union, dubbed “Brexit,” surprised investors and reverberated throughout global markets. However, as investors reassessed the broader impact of Brexit in the days following the vote, credit-sensitive securities rose once again and remained on an uptrend through October. Reflecting a more favorable environment for riskier assets during the period’s second half, lower-quality bonds within the index fared best. Gains were broad-based across industries, with steel and metals/mining leading the way amid firming commodities prices.

Comments from Portfolio Manager Harley Lank:  For the year, the fund’s share classes (excluding sales charges, if applicable) gained roughly 6%, significantly trailing The BofA Merrill Lynch US High Yield Constrained Index. The fund’s underperformance of the benchmark was primarily due to its non-index allocation to stocks – about 19% of assets – as these holdings trailed high-yield bonds by a considerable margin the past 12 months. Among high-yield investments, poor security selection in utilities and health care, along with adverse overall positioning in energy, were the main factors hampering relative performance. A roughly 3% average cash stake was a further dampener on performance amid a rallying market. The biggest individual relative detractor was an out-of-benchmark position in bankrupt electric utility Energy Future Holdings. Performance also was hurt by exposure to several pharmaceutical companies, most notably Ireland’s Endo International. On the plus side, JMC Steel, a maker of steel pipe and tube, was the top relative contributor. Sizable overweightings in for-profit education provider Laureate Education and APX Group, parent of home security company Vivint, also aided relative results. In light of a changing political backdrop, at period end, I was considering increasing the fund’s equity allocation up to the maximum of the fund's target range.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Five Holdings as of October 31, 2016

(by issuer, excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Ally Financial, Inc.	3.1	3.1
APX Group, Inc.	2.3	1.8
Energy Future Intermediate Holding Co. LLC/Energy Future Intermediate Holding Finance, Inc.	2.3	1.6
Valeant Pharmaceuticals International, Inc.	2.0	1.8
SLM Corp.	1.8	2.0
	11.5

Top Five Market Sectors as of October 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Energy	13.1	9.6
Telecommunications	10.4	10.8
Healthcare	9.0	9.6
Technology	8.0	7.1
Banks & Thrifts	7.9	8.5

Quality Diversification (% of fund's net assets)

As of October 31, 2016
AAA,AA,A	0.1%
BBB	0.6%
BB	22.3%
B	30.2%
CCC,CC,C	20.8%
Not Rated	3.1%
Equities	19.9%
Short-Term Investments and Net Other Assets	3.0%

As of April 30, 2016
AAA,AA,A	0.1%
BBB	1.6%
BB	24.0%
B	29.8%
CCC,CC,C	19.4%
Not Rated	3.0%
Equities	17.6%
Short-Term Investments and Net Other Assets	4.5%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of October 31, 2016*
Nonconvertible Bonds	69.8%
Convertible Bonds, Preferred Stocks	1.4%
Common Stocks	18.5%
Bank Loan Obligations	4.2%
Other Investments	3.1%
Short-Term Investments and Net Other Assets (Liabilities)	3.0%

 * Foreign investments - 18.4%

As of April 30, 2016*
Nonconvertible Bonds	69.3%
Convertible Bonds, Preferred Stocks	0.9%
Common Stocks	16.7%
Bank Loan Obligations	5.0%
Other Investments	3.6%
Short-Term Investments and Net Other Assets (Liabilities)	4.5%

 * Foreign investments - 19.9%

Investments October 31, 2016

Showing Percentage of Net Assets

Corporate Bonds - 69.8%
		Principal Amount (000s)(a)	Value (000s)
Convertible Bonds - 0.0%
Telecommunications - 0.0%
Clearwire Communications LLC/Clearwire Finance, Inc. 8.25% 12/1/40 (b)		$180	$188
Nonconvertible Bonds - 69.8%
Aerospace - 0.2%
TransDigm, Inc.:
6% 7/15/22		2,030	2,116
6.375% 6/15/26 (b)		2,030	2,076
			4,192
Air Transportation - 0.1%
Continental Airlines, Inc.:
pass-thru trust certificates 6.903% 4/19/22		514	546
6.125% 4/29/18		670	704
9.25% 5/10/17		612	618
United Air Lines, Inc. pass-thru trust certificates 9.75% 1/15/17		823	837
			2,705
Automotive & Auto Parts - 0.2%
American Tire Distributors, Inc. 10.25% 3/1/22 (b)		3,525	3,241
LKQ Corp. 4.75% 5/15/23		430	441
			3,682
Banks & Thrifts - 3.8%
Ally Financial, Inc.:
3.5% 1/27/19		3,485	3,485
5.75% 11/20/25		2,310	2,365
8% 12/31/18		25,604	28,100
8% 11/1/31		20,882	24,954
General Motors Acceptance Corp. 8% 11/1/31		3,105	3,718
Royal Bank of Scotland Group PLC:
5.125% 5/28/24		6,775	6,710
6% 12/19/23		3,605	3,724
Washington Mutual Bank 5.5% 1/15/13 (c)		10,000	1
			73,057
Broadcasting - 0.4%
Clear Channel Communications, Inc. 5.5% 12/15/16		7,188	7,080
Building Materials - 1.0%
BMC East LLC 5.5% 10/1/24 (b)		1,440	1,462
Builders FirstSource, Inc. 5.625% 9/1/24 (b)		1,705	1,722
GCP Applied Technologies, Inc. 9.5% 2/1/23 (b)		1,995	2,259
HD Supply, Inc.:
5.25% 12/15/21 (b)		3,430	3,644
5.75% 4/15/24 (b)		3,410	3,581
Herc Rentals, Inc.:
7.5% 6/1/22 (b)		1,345	1,345
7.75% 6/1/24 (b)		1,345	1,352
HMAN Finance Sub Corp. 6.375% 7/15/22 (b)		900	835
USG Corp.:
6.3% 11/15/16		275	275
9.5% 1/15/18 (d)		1,585	1,708
			18,183
Cable/Satellite TV - 5.8%
Altice SA:
7.625% 2/15/25 (b)		12,590	13,094
7.75% 5/15/22 (b)		14,575	15,222
Altice U.S. Finance SA 7.75% 7/15/25 (b)		4,905	5,248
Cable One, Inc. 5.75% 6/15/22 (b)		1,390	1,466
CCO Holdings LLC/CCO Holdings Capital Corp.:
5.125% 2/15/23		2,550	2,639
5.5% 5/1/26 (b)		2,940	3,012
5.75% 1/15/24		5,335	5,642
5.75% 2/15/26 (b)		1,770	1,844
5.875% 5/1/27 (b)		5,245	5,494
Cequel Communications Escrow I LLC/Cequel Communications Escrow Capital Corp. 6.375% 9/15/20 (b)		535	551
Cequel Communications Holdings I LLC/Cequel Capital Corp. 5.125% 12/15/21 (b)		5,495	5,413
CSC Holdings, Inc. 5.5% 4/15/27 (b)		9,215	9,347
DISH DBS Corp.:
5% 3/15/23		4,695	4,625
5.875% 7/15/22		4,240	4,378
RCN Telecom Services LLC/RCN Capital Corp. 8.5% 8/15/20 (b)		4,621	4,924
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH 5.5% 1/15/23 (b)		2,145	2,223
Wave Holdco LLC/Wave Holdco Corp. 8.25% 7/15/19 pay-in-kind (b)(d)		10,920	11,002
WaveDivision Escrow LLC/WaveDivision Escrow Corp. 8.125% 9/1/20 (b)		1,645	1,715
Ziggo Bond Finance BV:
5.875% 1/15/25 (b)		1,705	1,692
6% 1/15/27 (b)		4,965	4,875
Ziggo Secured Finance BV 5.5% 1/15/27 (b)		7,375	7,283
			111,689
Capital Goods - 0.1%
Shale-Inland Holdings LLC/Shale-Inland Finance Corp. 8.75% 11/15/19 (b)		1,665	995
Chemicals - 1.2%
Blue Cube Spinco, Inc. 10% 10/15/25		1,310	1,572
Evolution Escrow Issuer LLC 7.5% 3/15/22 (b)		6,935	6,207
LSB Industries, Inc. 8.5% 8/1/19		551	512
Momentive Performance Materials, Inc. 3.88% 10/24/21		5,545	4,935
MPM Escrow LLC/MPM Finance Escrow Corp. 8.875% 10/15/20 (c)		4,120	0
Platform Specialty Products Corp.:
6.5% 2/1/22 (b)		5,550	5,384
10.375% 5/1/21 (b)		650	702
Tronox Finance LLC 6.375% 8/15/20		4,010	3,599
			22,911
Containers - 1.6%
ARD Finance SA 7.125% 9/15/23 pay-in-kind (b)		1,690	1,673
Ardagh Packaging Finance PLC/Ardagh MP Holdings U.S.A., Inc.:
6.25% 1/31/19 (b)		1,165	1,187
6.75% 1/31/21 (b)		1,350	1,391
7% 11/15/20 (b)		697	718
7.25% 5/15/24 (b)		3,785	3,993
Consolidated Container Co. LLC/Consolidated Container Capital, Inc. 10.125% 7/15/20 (b)		3,910	3,949
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA:
5.75% 10/15/20		2,460	2,525
6.875% 2/15/21 (d)		7,339	7,596
7% 7/15/24 (b)		1,025	1,095
8.25% 2/15/21 (d)		6,144	6,419
			30,546
Diversified Financial Services - 4.6%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust 5% 10/1/21		2,715	2,885
Aircastle Ltd. 4.625% 12/15/18		1,625	1,694
CIT Group, Inc.:
5% 8/15/22		3,195	3,407
5% 8/1/23		2,195	2,338
5.375% 5/15/20		4,400	4,703
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
4.875% 3/15/19		3,930	3,905
5.875% 2/1/22		5,683	5,406
Inception Merger Sub, Inc./Rackspace Hosting, Inc. 8.625% 11/15/24 (b)		1,705	1,705
International Lease Finance Corp. 8.625% 1/15/22		6,855	8,406
MSCI, Inc. 5.75% 8/15/25 (b)		1,345	1,430
Navient Corp.:
5.875% 10/25/24		3,375	3,012
6.625% 7/26/21		2,100	2,101
7.25% 9/25/23		1,045	1,029
Prime Securities Services Borrower LLC/Prime Finance, Inc. 9.25% 5/15/23 (b)		11,755	12,490
SLM Corp.:
4.875% 6/17/19		10,000	10,088
5.5% 1/25/23		5,330	4,837
6.125% 3/25/24		7,565	6,922
8% 3/25/20		9,700	10,525
8.45% 6/15/18		1,475	1,595
			88,478
Diversified Media - 0.6%
Clear Channel Worldwide Holdings, Inc.:
Series A, 7.625% 3/15/20		900	851
7.625% 3/15/20		2,635	2,549
Liberty Media Corp.:
8.25% 2/1/30		469	502
8.5% 7/15/29		529	587
MDC Partners, Inc. 6.5% 5/1/24 (b)		2,595	2,212
National CineMedia LLC 6% 4/15/22		4,035	4,196
Nielsen Finance LLC/Nielsen Finance Co. 5% 4/15/22 (b)		1,220	1,244
			12,141
Energy - 11.0%
Access Midstream Partners LP/ACMP Finance Corp.:
4.875% 5/15/23		2,720	2,755
4.875% 3/15/24		1,300	1,333
Antero Midstream Partners LP/Antero Midstream Finance Corp. 5.375% 9/15/24 (b)		820	826
Antero Resources Corp.:
5.125% 12/1/22		3,765	3,793
5.625% 6/1/23 (Reg. S)		2,580	2,632
Antero Resources Finance Corp.:
5.375% 11/1/21		4,500	4,568
6% 12/1/20		850	874
Callon Petroleum Co. 6.125% 10/1/24 (b)		760	783
Carrizo Oil & Gas, Inc. 6.25% 4/15/23		1,415	1,454
Chesapeake Energy Corp.:
4.13% 4/15/19 (d)		2,250	2,076
4.875% 4/15/22		5,580	4,743
5.75% 3/15/23		1,890	1,635
8% 12/15/22 (b)		10,037	10,181
Citgo Holding, Inc. 10.75% 2/15/20 (b)		3,525	3,599
Concho Resources, Inc.:
5.5% 10/1/22		1,265	1,300
5.5% 4/1/23		825	844
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp. 6.25% 4/1/23		1,775	1,797
Denbury Resources, Inc. 4.625% 7/15/23		4,395	3,197
Ensco PLC:
4.5% 10/1/24		1,800	1,440
5.2% 3/15/25		80	65
Exterran Partners LP/EXLP Finance Corp. 6% 10/1/22		2,280	2,149
Forbes Energy Services Ltd. 9% 6/15/19 (c)		3,470	868
Gibson Energy, Inc. 6.75% 7/15/21 (b)		280	288
Gulfmark Offshore, Inc. 6.375% 3/15/22		2,275	1,115
Halcon Resources Corp. 8.625% 2/1/20 (b)		875	893
Hilcorp Energy I LP/Hilcorp Finance Co.:
5% 12/1/24 (b)		2,085	2,033
5.75% 10/1/25 (b)		10,085	10,110
7.625% 4/15/21 (b)		1,820	1,866
Hornbeck Offshore Services, Inc.:
5% 3/1/21		35	21
5.875% 4/1/20		3,306	2,132
Jupiter Resources, Inc. 8.5% 10/1/22 (b)		4,640	3,805
LINN Energy LLC/LINN Energy Finance Corp.:
6.5% 5/15/19 (c)		2,545	846
6.5% 9/15/21 (c)		910	296
7.75% 2/1/21 (c)		25	8
MPLX LP 4.875% 12/1/24		5,000	5,231
Murphy Oil Corp. 6.875% 8/15/24		570	593
Noble Holding International Ltd.:
3.95% 3/15/22		245	188
4.625% 3/1/21		810	684
7.2% 4/1/25 (d)		525	428
Oasis Petroleum, Inc. 6.875% 3/15/22		905	896
Pacific Drilling V Ltd. 7.25% 12/1/17 (b)		3,755	1,483
Parsley Energy LLC/Parsley 6.25% 6/1/24 (b)		4,520	4,746
PBF Holding Co. LLC/PBF Finance Corp. 7% 11/15/23 (b)		3,520	3,256
Plains Exploration & Production Co.:
6.5% 11/15/20		435	444
6.625% 5/1/21		435	444
6.75% 2/1/22		3,407	3,484
6.875% 2/15/23		7,290	7,563
Pride International, Inc. 7.875% 8/15/40		2,715	2,172
Rice Energy, Inc.:
6.25% 5/1/22		3,095	3,149
7.25% 5/1/23		1,545	1,638
Rose Rock Midstream LP/Rose Rock Finance Corp. 5.625% 7/15/22		1,125	1,074
Sabine Pass Liquefaction LLC:
5% 3/15/27 (b)		2,685	2,732
5.625% 3/1/25		14,320	15,153
5.75% 5/15/24		3,215	3,400
5.875% 6/30/26 (b)		4,080	4,397
SemGroup Corp. 7.5% 6/15/21		4,100	4,192
SM Energy Co.:
5% 1/15/24		1,730	1,609
5.625% 6/1/25		2,565	2,443
6.125% 11/15/22		4,420	4,442
6.5% 11/15/21		800	812
6.5% 1/1/23		95	95
6.75% 9/15/26		845	866
Summit Midstream Holdings LLC:
5.5% 8/15/22		1,520	1,474
7.5% 7/1/21		810	842
Sunoco LP/Sunoco Finance Corp.:
6.25% 4/15/21		3,000	3,075
6.375% 4/1/23		1,490	1,524
Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
5.125% 2/1/25 (b)		1,070	1,067
5.375% 2/1/27 (b)		1,070	1,070
6.375% 8/1/22		908	935
Teine Energy Ltd. 6.875% 9/30/22 (b)		8,386	8,533
TerraForm Power Operating LLC:
9.375% 2/1/23 (b)(d)		11,525	11,554
9.625% 6/15/25 (b)(d)		1,480	1,528
Tesoro Logistics LP/Tesoro Logistics Finance Corp.:
5.5% 10/15/19		1,120	1,196
5.875% 10/1/20		270	278
6.125% 10/15/21		785	821
6.25% 10/15/22		3,100	3,286
6.375% 5/1/24		1,310	1,412
Weatherford International Ltd.:
4.5% 4/15/22		2,020	1,818
7.75% 6/15/21		2,615	2,641
8.25% 6/15/23		3,175	3,286
Western Refining Logistics LP/WNRL Finance Co. 7.5% 2/15/23		890	930
Western Refining, Inc. 6.25% 4/1/21		905	912
WPX Energy, Inc.:
5.25% 9/15/24		2,080	1,976
6% 1/15/22		2,680	2,673
7.5% 8/1/20		1,760	1,855
8.25% 8/1/23		2,640	2,851
			211,476
Entertainment/Film - 0.2%
CBS Outdoor Americas Capital LLC/CBS Outdoor Americas Capital Corp.:
5.25% 2/15/22		470	486
5.625% 2/15/24		580	603
Livent, Inc. yankee 9.375% 10/15/04 (c)		11,100	0
NAI Entertainment Holdings LLC/NAI Entertainment Finance Corp. 5% 8/1/18 (b)		1,425	1,439
New Cotai LLC/New Cotai Capital Corp. 10.625% 5/1/19 pay-in-kind (b)(d)		2,365	1,270
			3,798
Environmental - 0.6%
Covanta Holding Corp.:
5.875% 3/1/24		4,680	4,616
6.375% 10/1/22		4,000	4,070
7.25% 12/1/20		1,094	1,123
LBC Tank Terminals Holding Netherlands BV 6.875% 5/15/23 (b)		1,455	1,459
			11,268
Food & Drug Retail - 1.1%
Albertsons Companies LLC/Safeway, Inc./New Albertson's, Inc./Albertson's LLC:
5.75% 3/15/25 (b)		3,940	3,890
6.625% 6/15/24 (b)		2,740	2,843
FAGE International SA/FAGE U.S.A. Dairy Industry, Inc. 5.625% 8/15/26 (b)		805	831
Rite Aid Corp.:
6.875% 12/15/28 (b)(d)		5,785	6,985
7.7% 2/15/27		2,715	3,367
Tops Holding LLC/Tops Markets II Corp. 8% 6/15/22 (b)		4,395	3,868
			21,784
Food/Beverage/Tobacco - 1.8%
C&S Group Enterprises LLC 5.375% 7/15/22 (b)		3,080	2,988
Darling International, Inc. 5.375% 1/15/22		1,280	1,334
ESAL GmbH 6.25% 2/5/23 (b)		8,600	8,278
JBS Investments GmbH 7.25% 4/3/24 (b)		2,955	2,985
JBS U.S.A. LLC/JBS U.S.A. Finance, Inc.:
5.75% 6/15/25 (b)		1,660	1,627
5.875% 7/15/24 (b)		2,435	2,447
Minerva Luxembourg SA 6.5% 9/20/26 (b)		2,215	2,169
Post Holdings, Inc.:
6.75% 12/1/21 (b)		4,200	4,494
7.75% 3/15/24 (b)		1,720	1,901
8% 7/15/25 (b)		860	980
TreeHouse Foods, Inc. 6% 2/15/24 (b)		1,185	1,273
U.S. Foods, Inc. 5.875% 6/15/24 (b)		2,155	2,241
Vector Group Ltd. 7.75% 2/15/21		1,425	1,493
			34,210
Gaming - 1.9%
Caesars Growth Properties Holdings LLC/Caesars Growth Properties Finance, Inc. 9.375% 5/1/22		7,900	8,394
Golden Nugget Escrow, Inc. 8.5% 12/1/21 (b)		5,795	6,085
MGM Mirage, Inc.:
6% 3/15/23		2,810	3,042
8.625% 2/1/19		5,000	5,609
Paris Las Vegas Holding LLC/Harrah's Las Vegas LLC/Flamingo Las Vegas Holdings, Inc. 11% 10/1/21 (d)		7,110	7,670
Scientific Games Corp. 10% 12/1/22		5,980	5,532
			36,332
Healthcare - 6.0%
Acadia Healthcare Co., Inc. 5.625% 2/15/23		1,035	1,036
AMAG Pharmaceuticals, Inc. 7.875% 9/1/23 (b)		1,810	1,697
Community Health Systems, Inc. 6.875% 2/1/22		9,725	7,415
CTR Partnership LP/CareTrust Capital Corp. 5.875% 6/1/21		355	366
DaVita HealthCare Partners, Inc. 5% 5/1/25		3,590	3,464
Endo Finance LLC 5.375% 1/15/23 (b)(d)		535	455
Endo Finance LLC/Endo Ltd./Endo Finco, Inc.:
6% 7/15/23 (b)		5,375	4,676
6.5% 2/1/25 (b)(d)		2,352	1,982
HCA Holdings, Inc.:
5.375% 2/1/25		4,375	4,466
5.875% 3/15/22		8,635	9,499
5.875% 2/15/26		2,290	2,405
7.5% 2/15/22		5,095	5,798
HealthSouth Corp.:
5.125% 3/15/23		1,235	1,247
5.75% 11/1/24		1,570	1,619
5.75% 9/15/25		400	414
Horizon Pharma PLC 6.625% 5/1/23		200	189
IMS Health, Inc. 5% 10/15/26 (b)		2,205	2,279
RegionalCare Hospital Partners Holdings, Inc. 8.25% 5/1/23 (b)		1,825	1,850
Service Corp. International 5.375% 1/15/22		815	846
Team Health, Inc. 7.25% 12/15/23 (b)		1,740	1,968
Tenet Healthcare Corp.:
4.375% 10/1/21		3,350	3,333
5% 3/1/19 (d)		2,540	2,463
6.75% 2/1/20		1,800	1,764
6.75% 6/15/23		3,665	3,367
8.125% 4/1/22		7,570	7,400
Valeant Pharmaceuticals International, Inc.:
5.375% 3/15/20 (b)		9,510	8,226
5.5% 3/1/23 (b)		4,720	3,705
5.625% 12/1/21 (b)		1,395	1,144
5.875% 5/15/23 (b)		14,395	11,336
6.125% 4/15/25 (b)		7,645	6,040
7.25% 7/15/22 (b)		315	274
7.5% 7/15/21 (b)		8,420	7,494
Vizient, Inc. 10.375% 3/1/24 (b)		2,275	2,537
VPI Escrow Corp. 6.375% 10/15/20 (b)		3,400	2,933
			115,687
Homebuilders/Real Estate - 0.7%
Beazer Homes U.S.A., Inc. 7.25% 2/1/23 (d)		1,260	1,266
Brookfield Residential Properties, Inc./Brookfield Residential U.S. Corp. 6.125% 7/1/22 (b)		1,290	1,309
Brookfield Residential Properties, Inc.:
6.375% 5/15/25 (b)		470	469
6.5% 12/15/20 (b)		1,840	1,895
Shea Homes Ltd. Partnership/Corp.:
5.875% 4/1/23 (b)		680	668
6.125% 4/1/25 (b)		680	670
Taylor Morrison Communities, Inc./Monarch Communities, Inc. 5.875% 4/15/23 (b)		2,150	2,268
William Lyon Homes, Inc. 7% 8/15/22		1,860	1,934
Woodside Homes Co. LLC/Woodside Homes Finance, Inc. 6.75% 12/15/21 (b)		2,215	2,149
			12,628
Hotels - 0.1%
Playa Resorts Holding BV 8% 8/15/20 (b)		825	850
Insurance - 0.4%
Alliant Holdings Co.-Issuer, Inc./Wayne Merger Sub LLC 8.25% 8/1/23 (b)		3,390	3,449
Hockey Merger Sub 2, Inc. 7.875% 10/1/21 (b)		2,765	2,826
Hub Holdings LLC/Hub Holdings Finance, Inc. 8.125% 7/15/19 pay-in-kind (b)(d)		1,220	1,190
			7,465
Leisure - 0.0%
24 Hour Holdings III LLC 8% 6/1/22 (b)		895	743
Metals/Mining - 1.0%
Alpha Natural Resources, Inc. 9.75% 4/15/18 (c)		1,770	9
Bluescope Steel Ltd./Bluescope Steel Finance:
6.5% 5/15/21 (b)		650	686
7.125% 5/1/18 (b)		179	183
CONSOL Energy, Inc. 8% 4/1/23		7,000	6,930
Joseph T Ryerson & Son, Inc. 11% 5/15/22 (b)		1,200	1,311
Novelis Corp. 5.875% 9/30/26 (b)		2,250	2,278
Peabody Energy Corp. 10% 3/15/22 (b)(c)		2,120	1,532
Prince Mineral Holding Corp. 11.5% 12/15/19 (b)(d)		655	616
Teck Resources Ltd.:
8% 6/1/21 (b)		1,350	1,475
8.5% 6/1/24 (b)		3,675	4,254
Walter Energy, Inc. 9.5% 10/15/19 (b)(c)		2,360	0
			19,274
Paper - 0.1%
Xerium Technologies, Inc. 9.5% 8/15/21 (b)		2,710	2,751
Publishing/Printing - 1.6%
Cengage Learning, Inc. 9.5% 6/15/24 (b)		4,000	3,770
Cenveo Corp. 6% 8/1/19 (b)		1,290	1,135
McGraw-Hill Global Education Holdings LLC/McGraw-Hill Global Education Finance 7.875% 5/15/24 (b)		6,945	7,518
MHGE Parent LLC/MHGE Parent Finance, Inc. 8.5% 8/1/19 pay-in-kind (b)(d)		18,124	18,328
			30,751
Restaurants - 0.7%
1011778 BC Unlimited Liability Co./New Red Finance, Inc. 4.625% 1/15/22 (b)		1,820	1,879
KFC Holding Co./Pizza Hut Holding LLC:
5% 6/1/24 (b)		5,680	5,907
5.25% 6/1/26 (b)		3,075	3,206
Landry's Acquisition Co. 6.75% 10/15/24 (b)		1,710	1,744
			12,736
Services - 4.4%
Anna Merger Sub, Inc. 7.75% 10/1/22 (b)		6,170	5,291
APX Group, Inc.:
6.375% 12/1/19		5,990	6,177
7.875% 12/1/22		10,865	11,436
8.75% 12/1/20		27,443	26,551
Ashtead Capital, Inc. 5.625% 10/1/24 (b)		3,195	3,363
Blueline Rent Finance Corp./Volvo 7% 2/1/19 (b)		815	711
Everi Payments, Inc. 10% 1/15/22		870	830
FTI Consulting, Inc. 6% 11/15/22		2,450	2,573
Garda World Security Corp.:
7.25% 11/15/21 (b)		6,820	6,513
7.25% 11/15/21 (b)		920	879
Jurassic Holdings III, Inc. 6.875% 2/15/21 (Reg. S) (b)		2,095	1,666
Laureate Education, Inc. 10% 9/1/19 (b)(d)		16,420	15,189
NES Rentals Holdings, Inc. 7.875% 5/1/18 (b)		600	588
TMS International Corp. 7.625% 10/15/21 (b)		420	347
United Rentals North America, Inc.:
5.5% 7/15/25		1,500	1,519
5.5% 5/15/27 (e)		1,355	1,348
			84,981
Super Retail - 0.7%
JC Penney Corp., Inc.:
5.65% 6/1/20		2,375	2,351
5.75% 2/15/18		703	723
7.4% 4/1/37		775	709
8.125% 10/1/19		3,785	4,121
Netflix, Inc. 4.375% 11/15/26 (b)		3,540	3,482
Sonic Automotive, Inc.:
5% 5/15/23		315	308
7% 7/15/22		1,390	1,460
			13,154
Technology - 2.5%
Activision Blizzard, Inc. 6.125% 9/15/23 (b)		950	1,046
ADT Corp. 6.25% 10/15/21		1,895	2,073
CDW LLC/CDW Finance Corp. 6% 8/15/22		1,190	1,261
Diamond 1 Finance Corp./Diamond 2 Finance Corp.:
5.875% 6/15/21 (b)		1,930	2,034
7.125% 6/15/24 (b)		1,880	2,059
EIG Investors Corp. 10.875% 2/1/24 (b)		1,750	1,610
JDA Escrow LLC/JDA Bond Finance, Inc. 7.375% 10/15/24 (b)		755	780
Lucent Technologies, Inc.:
6.45% 3/15/29		6,539	7,209
6.5% 1/15/28		5,415	5,767
Micron Technology, Inc.:
5.25% 1/15/24 (b)		3,480	3,393
5.5% 2/1/25		2,310	2,265
5.875% 2/15/22		1,520	1,570
Parametric Technology Corp. 6% 5/15/24		650	687
Rackspace Hosting, Inc. 6.5% 1/15/24 (b)		2,090	2,390
Solera LLC/Solera Finance, Inc. 10.5% 3/1/24 (b)		3,365	3,761
VeriSign, Inc. 4.625% 5/1/23		910	937
Western Digital Corp. 10.5% 4/1/24 (b)		3,040	3,511
WideOpenWest Finance LLC/WideOpenWest Capital Corp.:
10.25% 7/15/19		5,300	5,565
13.375% 10/15/19		389	416
			48,334
Telecommunications - 9.8%
Altice Financing SA:
6.5% 1/15/22 (b)		895	935
6.625% 2/15/23 (b)		3,965	4,084
7.5% 5/15/26 (b)		4,005	4,125
Altice Finco SA:
7.625% 2/15/25 (b)		4,995	4,945
8.125% 1/15/24 (b)		810	830
Broadview Networks Holdings, Inc. 10.5% 11/15/17		2,915	2,740
Citizens Communications Co. 7.875% 1/15/27		4,949	4,343
Clearwire Communications LLC/Clearwire Finance, Inc. 14.75% 12/1/16 (b)		2,790	2,811
Columbus International, Inc. 7.375% 3/30/21 (b)		6,245	6,682
DigitalGlobe, Inc. 5.25% 2/1/21 (b)		3,815	3,844
FairPoint Communications, Inc. 8.75% 8/15/19 (b)		2,375	2,417
Frontier Communications Corp.:
8.875% 9/15/20		1,165	1,238
10.5% 9/15/22		1,915	1,992
GCI, Inc. 6.875% 4/15/25		2,080	2,111
Intelsat Jackson Holdings SA:
5.5% 8/1/23		3,840	2,544
7.5% 4/1/21		5,730	4,212
8% 2/15/24 (b)		8,435	8,477
Intelsat Luxembourg SA:
7.75% 6/1/21		6,204	2,016
8.125% 6/1/23		3,585	1,183
Level 3 Financing, Inc. 6.125% 1/15/21		2,395	2,473
Neptune Finco Corp.:
6.625% 10/15/25 (b)		1,990	2,157
10.125% 1/15/23 (b)		9,815	11,066
10.875% 10/15/25 (b)		6,045	6,952
Sable International Finance Ltd. 6.875% 8/1/22 (b)		3,985	4,124
SFR Group SA:
6% 5/15/22 (b)		10,358	10,620
6.25% 5/15/24 (b)		1,150	1,149
7.375% 5/1/26 (b)		6,930	6,999
Sprint Capital Corp.:
6.875% 11/15/28		5,490	5,051
6.9% 5/1/19		4,761	5,011
8.75% 3/15/32		3,310	3,360
Sprint Communications, Inc.:
6% 12/1/16		3,939	3,944
6% 11/15/22		13,834	12,892
9% 11/15/18 (b)		5,500	6,050
Sprint Corp.:
7.125% 6/15/24		7,345	6,904
7.25% 9/15/21		270	276
7.625% 2/15/25		825	798
7.875% 9/15/23		8,400	8,316
T-Mobile U.S.A., Inc.:
6% 4/15/24		3,290	3,500
6.25% 4/1/21		1,335	1,390
6.464% 4/28/19		705	716
6.5% 1/15/24		2,500	2,675
6.5% 1/15/26		3,290	3,606
6.542% 4/28/20		2,465	2,545
6.625% 4/1/23		4,925	5,234
6.633% 4/28/21		2,225	2,333
6.731% 4/28/22		1,645	1,719
6.836% 4/28/23		480	513
Zayo Group LLC/Zayo Capital, Inc. 6% 4/1/23		3,795	3,994
			187,896
Transportation Ex Air/Rail - 0.4%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S., Inc. 8.125% 11/15/21 (b)		1,425	1,076
Navios Maritime Holdings, Inc.:
7.375% 1/15/22 (b)		5,250	2,730
8.125% 2/15/19		1,404	814
Navios South American Logistics, Inc./Navios Logistics Finance U.S., Inc. 7.25% 5/1/22 (b)		1,215	960
Teekay Corp. 8.5% 1/15/20		2,585	2,352
TRAC Intermodal LLC/TRAC Intermodal Corp. 11% 8/15/19		337	356
Ultrapetrol (Bahamas) Ltd. 8.875% 6/15/21 (c)		1,240	236
			8,524
Utilities - 5.2%
Calpine Corp.:
5.375% 1/15/23		2,615	2,589
5.75% 1/15/25		1,120	1,089
7.875% 1/15/23 (b)		3,021	3,168
Dynegy, Inc.:
5.875% 6/1/23		705	631
6.75% 11/1/19		1,855	1,877
7.375% 11/1/22		7,415	7,151
7.625% 11/1/24		8,885	8,507
8% 1/15/25 (b)		1,335	1,288
Energy Future Intermediate Holding Co. LLC/Energy Future Intermediate Holding Finance, Inc.:
11% 10/1/21 (c)		11,804	14,991
12.25% 3/1/22 (b)(c)		21,847	28,120
Global Partners LP/GLP Finance Corp.:
6.25% 7/15/22		535	511
7% 6/15/23		2,200	2,101
InterGen NV 7% 6/30/23 (b)		12,534	10,623
NRG Energy, Inc. 6.625% 3/15/23		6,290	6,274
PPL Energy Supply LLC 6.5% 6/1/25		1,700	1,420
RJS Power Holdings LLC 4.625% 7/15/19 (b)(d)		3,830	3,639
TXU Corp.:
5.55% 11/15/14 (c)		7,757	2,327
6.5% 11/15/24 (c)		4,961	1,488
6.55% 11/15/34 (c)		4,295	1,289
			99,083

TOTAL NONCONVERTIBLE BONDS			1,339,384

TOTAL CORPORATE BONDS
(Cost $1,350,196)			1,339,572
		Shares	Value (000s)

Common Stocks - 18.5%
Air Transportation - 0.2%
Delta Air Lines, Inc.		100,000	4,177
Automotive & Auto Parts - 0.7%
Chassix Holdings, Inc. (f)		29,835	937
General Motors Co.		179,161	5,661
General Motors Co. warrants 7/10/19 (f)		11,706	160
Motors Liquidation Co. GUC Trust (f)		39,254	412
Tenneco, Inc. (f)		100,000	5,507

TOTAL AUTOMOTIVE & AUTO PARTS			12,677

Banks & Thrifts - 1.0%
Bank of America Corp.		389,800	6,432
CIT Group, Inc.		218,300	7,931
Citigroup, Inc.		91,564	4,500
Washington Mutual, Inc. (f)		505,500	0
WMI Holdings Corp. (f)		17,605	37

TOTAL BANKS & THRIFTS			18,900

Broadcasting - 0.9%
AMC Networks, Inc. Class A (f)		76,200	3,728
Cumulus Media, Inc. Class A (f)		68,825	95
DISH Network Corp. Class A (f)		125,000	7,320
Gray Television, Inc. (f)		494,070	4,397
Sinclair Broadcast Group, Inc. Class A		100,000	2,510

TOTAL BROADCASTING			18,050

Cable/Satellite TV - 0.1%
Charter Communications, Inc. Class A (f)		10,848	2,711
Chemicals - 0.6%
LyondellBasell Industries NV Class A		95,795	7,620
Platform Specialty Products Corp. (f)(g)		416,944	3,040

TOTAL CHEMICALS			10,660

Consumer Products - 0.4%
Spectrum Brands Holdings, Inc.		43,000	5,815
Whirlpool Corp.		15,000	2,247

TOTAL CONSUMER PRODUCTS			8,062

Containers - 0.4%
Graphic Packaging Holding Co.		617,874	7,723
Diversified Financial Services - 0.7%
AerCap Holdings NV (f)		164,200	6,750
The Blackstone Group LP		250,000	6,258

TOTAL DIVERSIFIED FINANCIAL SERVICES			13,008

Diversified Media - 0.1%
MDC Partners, Inc. Class A		205,126	1,733
Energy - 1.3%
Baker Hughes, Inc.		198,900	11,019
Cheniere Energy, Inc. (f)		229,000	8,633
Dril-Quip, Inc. (f)		91,700	4,356
Extraction Oil & Gas, Inc.		19,646	420
Ovation Acquisition I LLC (h)		583,372	0
Southwestern Energy Co. (f)		9,581	100
The Williams Companies, Inc.		48,200	1,407

TOTAL ENERGY			25,935

Food/Beverage/Tobacco - 0.8%
Darling International, Inc. (f)		450,000	6,120
U.S. Foods Holding Corp.		415,900	9,399

TOTAL FOOD/BEVERAGE/TOBACCO			15,519

Gaming - 0.7%
Gaming & Leisure Properties		181,000	5,942
Red Rock Resorts, Inc. (b)		357,285	7,825

TOTAL GAMING			13,767

Healthcare - 1.9%
Boston Scientific Corp. (f)		319,900	7,038
Endo International PLC (f)		141,100	2,646
HCA Holdings, Inc. (f)		143,200	10,959
Jazz Pharmaceuticals PLC (f)		42,500	4,652
Legend Acquisition, Inc. (f)		18,796	263
Legend Acquisition, Inc.:
Class A warrants (f)		28,063	0
Class B warrants (f)		37,006	0
Teva Pharmaceutical Industries Ltd. sponsored ADR		64,500	2,757
Universal Health Services, Inc. Class B		30,840	3,723
Zimmer Biomet Holdings, Inc.		43,900	4,627

TOTAL HEALTHCARE			36,665

Homebuilders/Real Estate - 0.4%
Lennar Corp. Class A		189,587	7,904
Hotels - 0.1%
Extended Stay America, Inc. unit		194,400	2,780
Metals/Mining - 0.1%
AngloGold Ashanti Ltd. sponsored ADR (f)		87,174	1,198
Warrior Met Coal LLC Class A (h)		1,222	315

TOTAL METALS/MINING			1,513

Services - 1.3%
ARAMARK Holdings Corp.		93,700	3,488
Avis Budget Group, Inc. (f)		136,600	4,420
HD Supply Holdings, Inc. (f)		150,000	4,950
KAR Auction Services, Inc.		122,600	5,220
United Rentals, Inc. (f)		80,000	6,053
WP Rocket Holdings, Inc. (f)(h)		8,700,771	522

TOTAL SERVICES			24,653

Super Retail - 1.5%
Arena Brands Holding Corp. Class B (f)(h)		42,253	85
AutoZone, Inc. (f)		12,800	9,500
L Brands, Inc.		132,400	9,558
Liberty Interactive Corp. QVC Group Series A (f)		519,500	9,606

TOTAL SUPER RETAIL			28,749

Technology - 4.0%
Alphabet, Inc. Class A		15,000	12,149
CDW Corp.		300,000	13,473
Cypress Semiconductor Corp.		27,565	275
Dell Technologies, Inc. (f)		122,900	6,033
Facebook, Inc. Class A (f)		34,294	4,492
NXP Semiconductors NV (f)		113,322	11,332
Qorvo, Inc. (f)		248,600	13,835
Skyworks Solutions, Inc.		125,000	9,618
VeriSign, Inc. (f)		63,600	5,344

TOTAL TECHNOLOGY			76,551

Telecommunications - 0.6%
Alibaba Group Holding Ltd. sponsored ADR (f)		32,200	3,274
Broadview Networks Holdings, Inc. (f)		189,475	237
Pendrell Corp. (f)		3,747	25
SBA Communications Corp. Class A (f)		66,400	7,522

TOTAL TELECOMMUNICATIONS			11,058

Utilities - 0.7%
Calpine Corp. (f)		727,400	8,656
Dynegy, Inc. (f)		178,500	1,901
NRG Yield, Inc. Class C		187,100	2,881

TOTAL UTILITIES			13,438

TOTAL COMMON STOCKS
(Cost $352,853)			356,233

Preferred Stocks - 1.4%
Convertible Preferred Stocks - 1.1%
Energy - 0.1%
Southwestern Energy Co. Series B 6.25%		46,100	1,156
Healthcare - 0.8%
Allergan PLC 5.50%		13,500	10,382
Teva Pharmaceutical Industries Ltd. 7%		6,650	5,045
			15,427
Utilities - 0.2%
Dynegy, Inc. 7.00% (f)		45,600	3,409

TOTAL CONVERTIBLE PREFERRED STOCKS			19,992

Nonconvertible Preferred Stocks - 0.3%
Diversified Financial Services - 0.3%
GMAC Capital Trust I Series 2, 8.125%		249,413	6,368
TOTAL PREFERRED STOCKS
(Cost $31,625)			26,360
		Principal Amount (000s)(a)	Value (000s)

Bank Loan Obligations - 4.2%
Automotive & Auto Parts - 0.0%
Chassix, Inc. term loan 12% 7/29/19		379	389
Broadcasting - 0.1%
Cumulus Media Holdings, Inc. Tranch B 1LN, term loan 4.25% 12/23/20 (d)		1,563	1,075
Cable/Satellite TV - 0.5%
WideOpenWest Finance LLC Tranche B, term loan 4.5% 8/19/23 (d)		9,565	9,539
Energy - 0.7%
American Energy-Marcellus LLC Tranche B 1LN, term loan 5.25% 8/4/20 (d)		1,610	907
California Resources Corp. Tranche 1LN, term loan 11.375% 12/31/21 (d)		1,885	2,024
Chesapeake Energy Corp. Tranche 1LN, term loan 8.5% 8/23/21 (d)		2,645	2,825
Chief Exploration & Development, LLC. Tranche 2LN, term loan 7.7528% 5/16/21 (d)		2,295	2,193
Citgo Holding, Inc. Tranche B, term loan 9.5% 5/12/18 (d)		807	815
Drillships Ocean Ventures, Inc. Tranche B, term loan 5.5% 7/25/21 (d)		4,526	3,209
Pacific Drilling SA Tranche B, term loan 4.5% 6/3/18 (d)		570	160
Seadrill Operating LP Tranche B, term loan 4% 2/21/21 (d)		1,745	970

TOTAL ENERGY			13,103

Entertainment/Film - 0.0%
Livent, Inc. Tranche A, term loan 18% 1/15/49 pay-in-kind (f)	CAD	465	346
Food & Drug Retail - 0.0%
Albertson's LLC Tranche B 6LN, term loan 4.75% 6/22/23 (d)		823	831
Gaming - 0.7%
Caesars Entertainment Resort Properties LLC Tranche B 1LN, term loan 7% 10/11/20 (d)		6,271	6,303
Caesars Growth Properties Holdings, LLC Tranche 1LN, term loan 6.25% 5/8/21 (d)		7,830	7,817

TOTAL GAMING			14,120

Healthcare - 0.3%
U.S. Renal Care, Inc.:
Tranche 2LN, term loan 9% 12/31/23 (d)		2,935	2,803
Tranche B 1LN, term loan 5.25% 12/31/22 (d)		3,569	3,414

TOTAL HEALTHCARE			6,217

Homebuilders/Real Estate - 0.1%
DTZ U.S. Borrower LLC Tranche 2LN, term loan 9.25% 11/4/22 (d)		905	906
Paper - 0.0%
White Birch Paper Co. Tranche 2LN, term loan 12/31/49 (c)(d)		8,620	0
Services - 0.3%
Ancestry.Com Operations, Inc. Tranche 2LN, term loan 9.25% 10/19/24 (d)		4,115	4,166
Thomson Reuters IP&S Tranche B 1LN, term loan 4.75% 10/3/23 (d)		565	565

TOTAL SERVICES			4,731

Super Retail - 0.0%
BJ's Wholesale Club, Inc. Tranche B 1LN, term loan 4.5% 9/26/19 (d)		742	743
Technology - 1.5%
Compuware Corp. term loan 9.25% 12/12/22 (d)		3,855	3,730
Kronos, Inc.:
term loan:
10/20/23 (i)		9,410	9,447
10/20/24 (i)		3,650	3,759
Tranche 2LN, term loan 9.75% 4/30/20 (d)		934	945
Renaissance Learning, Inc.:
Tranche 1LN, term loan 4.5% 4/9/21 (d)		999	996
Tranche 2LN, term loan 8% 4/9/22 (d)		9,065	8,891

TOTAL TECHNOLOGY			27,768

Telecommunications - 0.0%
LTS Buyer LLC Tranche 2LN, term loan 8% 4/12/21 (d)		63	63
TOTAL BANK LOAN OBLIGATIONS
(Cost $88,594)			79,831

Preferred Securities - 3.1%
Banks & Thrifts - 3.1%
Bank of America Corp. 6.1% (d)(j)		2,590	2,726
Barclays Bank PLC 7.625% 11/21/22		11,090	12,756
Citigroup, Inc. 5.35% (d)(j)		21,130	21,362
Credit Agricole SA:
6.625% (b)(d)(j)		9,035	8,851
7.875% (b)(d)(j)		2,365	2,416
8.125% (b)(d)(j)		6,230	6,744
Goldman Sachs Group, Inc. 5.375% (d)(j)		4,045	4,169
Royal Bank of Scotland Group PLC 8% (d)(j)		1,515	1,450
TOTAL PREFERRED SECURITIES
(Cost $59,629)			60,474
		Shares	Value (000s)

Money Market Funds - 2.9%
Fidelity Cash Central Fund, 0.41% (k)		55,146,566	55,163
Fidelity Securities Lending Cash Central Fund 0.48% (k)(l)		1,535,027	1,535
TOTAL MONEY MARKET FUNDS
(Cost $56,698)			56,698
TOTAL INVESTMENT PORTFOLIO - 99.9%
(Cost $1,939,595)			1,919,168
NET OTHER ASSETS (LIABILITIES) - 0.1%			1,020
NET ASSETS - 100%			$1,920,188

Currency Abbreviations

CAD – Canadian dollar

Values shown as $0 may reflect amounts less than $500.

Legend

 (a) Amount is stated in United States dollars unless otherwise noted.

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $657,263,000 or 34.2% of net assets.

 (c) Non-income producing - Security is in default.

 (d) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (e) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (f) Non-income producing

 (g) Security or a portion of the security is on loan at period end.

 (h) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $923,000 or 0.0% of net assets.

 (i) The coupon rate will be determined upon settlement of the loan after period end.

 (j) Security is perpetual in nature with no stated maturity date.

 (k) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (l) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost (000s)
Arena Brands Holding Corp. Class B	6/18/97 - 7/13/98	$1,538
Ovation Acquisition I LLC	12/23/15	$6
Warrior Met Coal LLC Class A	9/19/13 - 5/28/14	$2,401
WP Rocket Holdings, Inc.	6/24/11 - 2/2/15	$4,521

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$225
Fidelity Securities Lending Cash Central Fund	60
Total	$285

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Consumer Discretionary	$97,151	$96,129	$--	$1,022
Consumer Staples	11,935	11,935	--	--
Energy	26,986	26,671	--	315
Financials	32,358	32,358	--	--
Health Care	52,092	46,784	5,045	263
Industrials	32,117	31,595	--	522
Information Technology	79,825	79,825	--	--
Materials	19,581	19,581	--	--
Real Estate	5,942	5,942	--	--
Telecommunication Services	7,759	7,759	--	--
Utilities	16,847	16,847	--	--
Corporate Bonds	1,339,572	--	1,339,562	10
Bank Loan Obligations	79,831	--	79,096	735
Preferred Securities	60,474	--	60,474	--
Money Market Funds	56,698	56,698	--	--
Total Investments in Securities:	$1,919,168	$432,124	$1,484,177	$2,867

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	81.6%
Canada	3.8%
Luxembourg	3.4%
Netherlands	2.8%
France	2.0%
Ireland	1.9%
United Kingdom	1.4%
Others (Individually Less Than 1%)	3.1%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		October 31, 2016
Assets
Investment in securities, at value (including securities loaned of $1,492) — See accompanying schedule: Unaffiliated issuers (cost $1,882,897)	$1,862,470
Fidelity Central Funds (cost $56,698)	56,698
Total Investments (cost $1,939,595)		$1,919,168
Cash		1,212
Receivable for investments sold		3,187
Receivable for fund shares sold		1,797
Interest receivable		25,854
Distributions receivable from Fidelity Central Funds		16
Prepaid expenses		5
Other receivables		43
Total assets		1,951,282
Liabilities
Payable for investments purchased
Regular delivery	$21,085
Delayed delivery	1,355
Payable for fund shares redeemed	4,688
Distributions payable	755
Accrued management fee	904
Distribution and service plan fees payable	350
Other affiliated payables	310
Other payables and accrued expenses	124
Collateral on securities loaned, at value	1,523
Total liabilities		31,094
Net Assets		$1,920,188
Net Assets consist of:
Paid in capital		$2,380,635
Undistributed net investment income		15,749
Accumulated undistributed net realized gain (loss) on investments		(455,769)
Net unrealized appreciation (depreciation) on investments		(20,427)
Net Assets		$1,920,188
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($593,438 ÷ 56,148 shares)		$10.57
Maximum offering price per share (100/96.00 of $10.57)		$11.01
Class T:
Net Asset Value and redemption price per share ($408,709 ÷ 38,457 shares)		$10.63
Maximum offering price per share (100/96.00 of $10.63)		$11.07
Class C:
Net Asset Value and offering price per share ($163,409 ÷ 15,489 shares)(a)		$10.55
Class I:
Net Asset Value, offering price and redemption price per share ($754,632 ÷ 76,123 shares)		$9.91

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended October 31, 2016
Investment Income
Dividends		$9,342
Interest		103,142
Income from Fidelity Central Funds		285
Total income		112,769
Expenses
Management fee	$10,579
Transfer agent fees	3,085
Distribution and service plan fees	4,120
Accounting and security lending fees	627
Custodian fees and expenses	30
Independent trustees' fees and expenses	8
Registration fees	110
Audit	88
Legal	285
Miscellaneous	99
Total expenses before reductions	19,031
Expense reductions	(18)	19,013
Net investment income (loss)		93,756
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	3,643
Fidelity Central Funds	24
Total net realized gain (loss)		3,667
Change in net unrealized appreciation (depreciation) on investment securities		14,257
Net gain (loss)		17,924
Net increase (decrease) in net assets resulting from operations		$111,680

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2016	Year ended October 31, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$93,756	$95,506
Net realized gain (loss)	3,667	15,865
Change in net unrealized appreciation (depreciation)	14,257	(110,355)
Net increase (decrease) in net assets resulting from operations	111,680	1,016
Distributions to shareholders from net investment income	(90,997)	(86,700)
Distributions to shareholders from net realized gain	–	(1,926)
Total distributions	(90,997)	(88,626)
Share transactions - net increase (decrease)	(118,006)	68,469
Redemption fees	208	343
Total increase (decrease) in net assets	(97,115)	(18,798)
Net Assets
Beginning of period	2,017,303	2,036,101
End of period	$1,920,188	$2,017,303
Other Information
Undistributed net investment income end of period	$15,749	$13,842

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor High Income Advantage Fund Class A

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$10.43	$10.88	$10.73	$10.21	$9.59
Income from Investment Operations
Net investment income (loss)A	.501	.498	.480	.569	.607
Net realized and unrealized gain (loss)	.123	(.489)	.236	.558	.658
Total from investment operations	.624	.009	.716	1.127	1.265
Distributions from net investment income	(.485)	(.451)	(.449)	(.482)	(.647)
Distributions from net realized gain	–	(.010)	(.118)	(.127)	–
Total distributions	(.485)	(.461)	(.567)	(.609)	(.647)
Redemption fees added to paid in capitalA	.001	.002	.001	.002	.002
Net asset value, end of period	$10.57	$10.43	$10.88	$10.73	$10.21
Total ReturnB,C	6.30%	.06%	6.84%	11.39%	13.78%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.04%	1.02%	1.02%	1.02%	1.03%
Expenses net of fee waivers, if any	1.03%	1.02%	1.02%	1.02%	1.03%
Expenses net of all reductions	1.03%	1.02%	1.02%	1.02%	1.03%
Net investment income (loss)	4.94%	4.62%	4.42%	5.42%	6.18%
Supplemental Data
Net assets, end of period (in millions)	$593	$636	$682	$698	$705
Portfolio turnover rateF	46%	42%	41%	66%	66%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Total returns do not include the effect of the sales charges.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor High Income Advantage Fund Class T

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$10.49	$10.93	$10.78	$10.26	$9.64
Income from Investment Operations
Net investment income (loss)A	.505	.501	.484	.573	.610
Net realized and unrealized gain (loss)	.123	(.479)	.233	.555	.656
Total from investment operations	.628	.022	.717	1.128	1.266
Distributions from net investment income	(.489)	(.454)	(.450)	(.483)	(.648)
Distributions from net realized gain	–	(.010)	(.118)	(.127)	–
Total distributions	(.489)	(.464)	(.568)	(.610)	(.648)
Redemption fees added to paid in capitalA	.001	.002	.001	.002	.002
Net asset value, end of period	$10.63	$10.49	$10.93	$10.78	$10.26
Total ReturnB,C	6.30%	.18%	6.81%	11.34%	13.72%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.03%	1.02%	1.01%	1.01%	1.02%
Expenses net of fee waivers, if any	1.03%	1.02%	1.01%	1.01%	1.02%
Expenses net of all reductions	1.03%	1.02%	1.01%	1.01%	1.02%
Net investment income (loss)	4.95%	4.63%	4.43%	5.43%	6.19%
Supplemental Data
Net assets, end of period (in millions)	$409	$445	$504	$528	$547
Portfolio turnover rateF	46%	42%	41%	66%	66%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Total returns do not include the effect of the sales charges.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor High Income Advantage Fund Class C

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$10.41	$10.86	$10.71	$10.19	$9.58
Income from Investment Operations
Net investment income (loss)A	.424	.415	.398	.489	.533
Net realized and unrealized gain (loss)	.122	(.488)	.237	.560	.649
Total from investment operations	.546	(.073)	.635	1.049	1.182
Distributions from net investment income	(.407)	(.369)	(.368)	(.404)	(.574)
Distributions from net realized gain	–	(.010)	(.118)	(.127)	–
Total distributions	(.407)	(.379)	(.486)	(.531)	(.574)
Redemption fees added to paid in capitalA	.001	.002	.001	.002	.002
Net asset value, end of period	$10.55	$10.41	$10.86	$10.71	$10.19
Total ReturnB,C	5.51%	(.70)%	6.05%	10.58%	12.85%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.79%	1.78%	1.77%	1.77%	1.78%
Expenses net of fee waivers, if any	1.79%	1.78%	1.77%	1.77%	1.78%
Expenses net of all reductions	1.79%	1.78%	1.77%	1.77%	1.77%
Net investment income (loss)	4.18%	3.86%	3.67%	4.67%	5.44%
Supplemental Data
Net assets, end of period (in millions)	$163	$171	$182	$183	$180
Portfolio turnover rateF	46%	42%	41%	66%	66%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Total returns do not include the effect of the contingent deferred sales charge.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor High Income Advantage Fund Class I

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$9.78	$10.20	$10.10	$9.65	$9.10
Income from Investment Operations
Net investment income (loss)A	.493	.488	.474	.561	.598
Net realized and unrealized gain (loss)	.113	(.455)	.216	.524	.623
Total from investment operations	.606	.033	.690	1.085	1.221
Distributions from net investment income	(.477)	(.445)	(.473)	(.510)	(.673)
Distributions from net realized gain	–	(.010)	(.118)	(.127)	–
Total distributions	(.477)	(.455)	(.591)	(.637)	(.673)
Redemption fees added to paid in capitalA	.001	.002	.001	.002	.002
Net asset value, end of period	$9.91	$9.78	$10.20	$10.10	$9.65
Total ReturnB	6.54%	.31%	7.02%	11.63%	14.07%
Ratios to Average Net AssetsC,D
Expenses before reductions	.80%	.80%	.78%	.77%	.78%
Expenses net of fee waivers, if any	.80%	.80%	.78%	.77%	.78%
Expenses net of all reductions	.80%	.80%	.78%	.77%	.78%
Net investment income (loss)	5.17%	4.84%	4.66%	5.68%	6.44%
Supplemental Data
Net assets, end of period (in millions)	$755	$760	$658	$497	$495
Portfolio turnover rateE	46%	42%	41%	66%	66%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2016
(Amounts in thousands except percentages)

1. Organization.

Fidelity Advisor High Income Advantage Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C and Class I shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

After the close of business on June 24, 2016, all outstanding Class B shares were converted to Class A shares. All current fiscal period dollar and share amounts for Class B presented in the Notes to Financial Statements are for the period November 1, 2015 through June 24, 2016.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank loan obligations and preferred securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. The Fund invests a significant portion of its assets in below investment grade securities.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2016 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to equity-debt classifications, market discount, partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$130,833
Gross unrealized depreciation	(141,112)
Net unrealized appreciation (depreciation) on securities	$(10,279)
Tax Cost	$1,929,447

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$5,850
Capital loss carryforward	$(455,851)
Net unrealized appreciation (depreciation) on securities and other investments	$(10,279)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2017	$(455,851)

The tax character of distributions paid was as follows:

	October 31, 2016	October 31, 2015
Ordinary Income	$90,997	$ 88,626

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation, or may be made directly to a borrower. The Fund did not have any unfunded loan commitments, which are contractual obligations for future funding, at period end.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $834,424 and $893,648, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .11% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$1,477	$12
Class T	-%	.25%	1,018	–
Class B	.65%	.25%	23	17
Class C	.75%	.25%	1,602	170
			$4,120	$199

Sales Load. FDC may receive a front-end sales charge of up to 4.00% for selling Class A shares and Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$36
Class T	12
Class B(a)	1
Class C(a)	15
$64

 (a) When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$939.16
Class T	617.15
Class B	6.22
Class C	268.17
Class I	1,255.17
	$3,085

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $6 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $2.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $5 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $60, including $8 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $9 for the period.

In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $1.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $8.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2016	Year ended October 31, 2015
From net investment income
Class A	$28,391	$27,809
Class T	19,580	20,007
Class B	118	265
Class C	6,453	6,079
Class I	36,455	32,540
Total	$90,997	$86,700
From net realized gain
Class A	$–	$630
Class T	–	458
Class B	–	9
Class C	–	167
Class I	–	662
Total	$–	$1,926

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2016	Year ended October 31, 2015	Year ended October 31, 2016	Year ended October 31, 2015
Class A
Shares sold	9,360	13,637	$94,401	$146,591
Reinvestment of distributions	2,518	2,345	25,499	25,207
Shares redeemed	(16,751)	(17,660)	(168,555)	(189,628)
Net increase (decrease)	(4,873)	(1,678)	$(48,655)	$(17,830)
Class T
Shares sold	3,913	4,987	$39,586	$54,065
Reinvestment of distributions	1,744	1,726	17,764	18,651
Shares redeemed	(9,602)	(10,408)	(97,166)	(112,520)
Net increase (decrease)	(3,945)	(3,695)	$(39,816)	$(39,804)
Class B
Shares sold	19	18	$187	$200
Reinvestment of distributions	10	22	96	234
Shares redeemed	(540)	(488)	(5,385)	(5,254)
Net increase (decrease)	(511)	(448)	$(5,102)	$(4,820)
Class C
Shares sold	2,518	2,655	$25,316	$28,533
Reinvestment of distributions	522	472	5,276	5,065
Shares redeemed	(3,959)	(3,512)	(39,782)	(37,654)
Net increase (decrease)	(919)	(385)	$(9,190)	$(4,056)
Class I
Shares sold	23,291	25,240	$220,365	$255,522
Reinvestment of distributions	3,361	2,884	31,960	29,047
Shares redeemed	(28,260)	(14,854)	(267,568)	(149,590)
Net increase (decrease)	(1,608)	13,270	$(15,243)	$134,979

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisers Income Opportunities Fund was the owner of record of approximately 15% of the total outstanding shares of the Fund.

12. Litigation.

The Fund, and other entities managed by FMR or its affiliates, became aware in March 2015 that they were named as defendants in a lawsuit originally filed in the United States Bankruptcy Court for the Southern District of New York in 2009. The lawsuit was brought by creditors of Motors Liquidation Company (f/k/a General Motors), which went through Chapter 11 bankruptcy proceedings in 2009, and is captioned Official Committee of Unsecured Creditors of Motors Liquidation Company v. JPMorgan Chase Bank, N.A., et al., Adversary No. 09-00504 (REG). The plaintiffs are seeking an order that the Fund and other defendants return proceeds received in 2009 in full payment of the principal and interest on General Motors secured debt. The plaintiffs contend that the Fund and the other defendants were not secured creditors at the time of the 2009 payments and, thus, were not entitled to payment in full. In January 2015, the Court of Appeals ruled that JPMorgan, as administrative agent for all of the debtholders, released the security interest on certain collateral securing the debt prior to the 2009 payments. The parties to the dispute have commenced discovery on the value of remaining, unreleased collateral. At this time, Management cannot determine the amount of loss that may be realized, but expects the amount to be less than the $5,769 received in 2009. The Fund was not previously aware that it had been named as a defendant in this case because, in 2009, the Bankruptcy Court allowed the plaintiffs to refrain from serving any of the defendants other than JPMorgan with notice of the filing of the lawsuit. The Fund will explore all available options for minimizing any loss to the Fund. The Fund will also incur legal costs in defending the case.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor High Income Advantage Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor High Income Advantage Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments, as of October 31, 2016, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodians, brokers, and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor High Income Advantage Fund as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
December 15, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as Chairman (2014-present) and a member (2010-present) of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes) and a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present) and a non-executive Chairman of Health Equity, Inc. (health savings custodian, 2015-present). Previously, Mr. Selander served as a Member of the Advisory Board of certain Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2002

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016), Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Thomas C. Hense (1964)

Year of Election or Appointment: 2008, 2010, or 2015

Vice President

Mr. Hense serves as Vice President of Fidelity Advisor® Multi-Asset Income Fund (2015) and other funds (High Income (2008), Small Cap (2008), and Value (2010) funds), and is an employee of Fidelity Investments (1993-present). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2016 to October 31, 2016).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses Paid During Period-B May 1, 2016 to October 31, 2016
Class A	1.02%
Actual		$1,000.00	$1,058.10	$5.28
Hypothetical-C		$1,000.00	$1,020.01	$5.18
Class T	1.01%
Actual		$1,000.00	$1,057.90	$5.22
Hypothetical-C		$1,000.00	$1,020.06	$5.13
Class C	1.77%
Actual		$1,000.00	$1,053.10	$9.13
Hypothetical-C		$1,000.00	$1,016.24	$8.97
Class I	.78%
Actual		$1,000.00	$1,058.60	$4.04
Hypothetical-C		$1,000.00	$1,021.22	$3.96

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

A total of 0.06% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $ 55,226,419 of distributions paid during the period January 1, 2016 to October 31, 2016 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor High Income Advantage Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2016 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) broadening eligibility requirements for certain lower-priced share classes of, and streamlining the fee structure for, certain existing equity index funds; (v) lowering expense caps for certain existing funds and classes to reduce expenses paid by shareholders; (vi) eliminating redemption fees for certain variable insurance product funds and classes; (vii) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (viii) launching a lower cost share class for use by the Freedom Index Fund product line; (ix) rationalizing product lines and gaining increased efficiencies through fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; (xi) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (xii) accelerating the conversion of all remaining Class B shares to Class A shares, which have a lower expense structure; and (xiii) implementing changes to Fidelity's money market fund product line in response to recent regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Advisor High Income Advantage Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Broadridge investment objective categories that have comparable investment mandates. Combining Broadridge investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Broadridge funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Broadridge peer group used by the Board for performance comparisons because the Total Mapped Group combines several Broadridge investment objective categories while the Broadridge peer group does not. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Fidelity Advisor High Income Advantage Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2015.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and the boards of other Fidelity funds to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A and Class T ranked below the competitive median for 2015 and the total expense ratio of each of Class C and Class I ranked above the competitive median for 2015. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that, although Class I is categorized by Broadridge as an institutional class, Class I has a significantly lower investment minimum than most other funds and classes categorized as institutional. As a result, FMR believes Class I is generally more comparable to retail funds and classes. The Board considered that, when compared to retail funds and classes, Class I would not be above the competitive median for 2015. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although some classes were above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins; (vi) the realization of fall-out benefits in and attribution of fall-out benefits to certain Fidelity business units; (vii) the appropriateness of certain funds' benchmarks; (viii) the rationalization for certain share classes and expenses; (ix) sub-advisory fee rates for comparable investment mandates; (x) product strategy for certain underperforming funds; and (xi) Fidelity's resources and strategy for cybersecurity.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

HY-ANN-1216
1.538463.119

Fidelity Advisor® High Income Fund Class A, Class T, Class C and Class I Annual Report October 31, 2016

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2016	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 4.00% sales charge)	2.80%	4.91%	5.34%
Class T (incl. 4.00% sales charge)	2.78%	4.87%	5.31%
Class C (incl. contingent deferred sales charge)	5.14%	4.96%	4.96%
Class I	7.31%	5.94%	5.97%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® High Income Fund - Class A on October 31, 2006, and the current 4.00% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how The BofA Merrill Lynch℠ US High Yield Constrained Index performed over the same period.

Period Ending Values
$16,822	Fidelity Advisor® High Income Fund - Class A
$20,722	The BofA Merrill Lynch℠ US High Yield Constrained Index

Management's Discussion of Fund Performance

Market Recap:  U.S. corporate high-yield bonds staged a dramatic rebound during the year ending October 31, 2016, with The BofA Merrill Lynch US High Yield Constrained Index sharply reversing course in February and gaining 10.18% for the full 12 months. The first three months of the period were volatile, as another leg down in energy prices and mounting fears of an economic slowdown in China weighed on high-yield bonds. Market turbulence reached a peak on February 11, after which high yield began to benefit from improvement across a broad range of global issues, including a revival in oil markets. The recovery accelerated in the spring, as strengthening macro tailwinds stoked demand for riskier assets and further credit-spread tightening. The high-yield rally was briefly disrupted in June, as the U.K.’s vote to exit the European Union, dubbed “Brexit,” surprised investors and reverberated throughout global markets. However, as investors reassessed the broader impact of Brexit in the days following the vote, credit-sensitive securities rose once again and remained on an uptrend through October. Reflecting a more favorable environment for riskier assets during the period’s second half, lower-quality bonds within the index fared best. Gains were broad-based across industries, with steel and metals/mining leading the way amid firming commodities prices.

Comments from Portfolio Manager Matthew Conti:  For the year, the fund’s share classes (excluding sales charges, if applicable) posted gains of about 6% to 7%, significantly trailing The BofA Merrill Lynch US High Yield Constrained Index. Relative to the benchmark, the fund’s core high-yield bond portfolio underperformed, primarily due to adverse security selection among B-rated bonds. Selections and an underweighting in bonds rated CCC and below also hampered relative results. An allocation to bank loans –reflective of my conservative approach – lagged the benchmark and was a further detractor. Additionally, a 3% cash stake, on average, hurt performance amid a rallying market. From a sector/industry perspective, unfavorable positioning in energy and an underweighting in the strong-performing metals/mining group had the greatest negative impact versus the benchmark. The primary individual relative detractors were dry bulk commodities shipper Navios Maritime and oil & gas exploration & production (E&P) company EP Energy. On the plus side, selections in telecommunications and services aided performance versus the benchmark. The top individual relative contributors were APX Group – parent of home security provider Vivint – and natural gas E&P firm Rice Energy. I increased the fund's allocation to energy and reduced its exposure to metals/mining during the period.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Five Holdings as of October 31, 2016

(by issuer, excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
APX Group, Inc.	2.5	2.5
Valeant Pharmaceuticals International, Inc.	2.1	1.2
JC Penney Corp., Inc.	2.1	2.1
Lucent Technologies, Inc	1.8	1.8
Sabine Pass Liquefaction LLC	1.6	1.2
	10.1

Top Five Market Sectors as of October 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Energy	13.2	10.4
Telecommunications	10.9	11.3
Technology	8.4	6.5
Healthcare	7.8	7.7
Utilities	6.5	5.7

Quality Diversification (% of fund's net assets)

As of October 31, 2016
BBB	1.0%
BB	41.4%
B	41.2%
CCC,CC,C	12.4%
Not Rated	0.7%
Equities	0.3%
Short-Term Investments and Net Other Assets	3.0%

As of April 30, 2016
AAA,AA,A	0.1%
BBB	1.6%
BB	38.2%
B	38.3%
CCC,CC,C	16.5%
Not Rated	0.6%
Equities	0.4%
Short-Term Investments and Net Other Assets	4.3%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of October 31, 2016*
Nonconvertible Bonds	80.8%
Convertible Bonds, Preferred Stocks	0.3%
Bank Loan Obligations	10.4%
Other Investments	5.5%
Short-Term Investments and Net Other Assets (Liabilities)	3.0%

 * Foreign investments - 26.4%

As of April 30, 2016 *
Nonconvertible Bonds	81.4%
Convertible Bonds, Preferred Stocks	0.4%
Bank Loan Obligations	7.6%
Other Investments	6.3%
Short-Term Investments and Net Other Assets (Liabilities)	4.3%

 * Foreign investments - 24.9%

Investments October 31, 2016

Showing Percentage of Net Assets

Nonconvertible Bonds - 80.8%
	Principal Amount	Value
Aerospace - 0.2%
TransDigm, Inc.:
6% 7/15/22	$270,000	$281,475
6.375% 6/15/26 (a)	865,000	884,549
6.5% 5/15/25	705,000	734,963

TOTAL AEROSPACE		1,900,987

Air Transportation - 2.8%
Air Canada:
6.625% 5/15/18 (a)	3,205,000	3,332,880
7.75% 4/15/21 (a)	615,000	674,963
Air Canada Trust Series 2015-1 equipment trust certificate Class C, 5% 3/15/20 (a)	1,635,000	1,639,415
Allegiant Travel Co. 5.5% 7/15/19	905,000	940,069
American Airlines Group, Inc.:
4.625% 3/1/20 (a)	1,355,000	1,363,469
5.5% 10/1/19 (a)	2,775,000	2,865,188
American Airlines, Inc. pass-thru trust certificates 5.625% 1/15/21 (a)	261,502	271,962
Continental Airlines, Inc.:
pass-thru trust certificates 9.798% 4/1/21	768,492	847,263
6.25% 10/11/21	1,467,979	1,556,058
9.25% 5/10/17	672,231	678,954
Delta Air Lines, Inc. pass-thru trust certificates 8.021% 8/10/22	831,856	948,316
U.S. Airways Group, Inc. 6.125% 6/1/18	1,180,000	1,225,725
U.S. Airways pass-thru certificates:
Series 2012-2C, 5.45% 6/3/18	2,215,000	2,275,913
Series 2013-1 Class B, 5.375% 5/15/23	407,996	421,256
United Air Lines, Inc. pass-thru trust certificates:
Class B, 7.336% 7/2/19	755,539	800,871
9.75% 1/15/17	391,708	398,297
United Continental Holdings, Inc.:
6% 12/1/20	2,635,000	2,835,919
6.375% 6/1/18	185,000	194,481

TOTAL AIR TRANSPORTATION		23,270,999

Automotive & Auto Parts - 1.0%
Allison Transmission, Inc. 5% 10/1/24 (a)	1,550,000	1,581,000
American Tire Distributors, Inc. 10.25% 3/1/22 (a)	1,175,000	1,080,272
IHO Verwaltungs GmbH:
4.125% 9/15/21 pay-in-kind (a)(b)	635,000	650,081
4.5% 9/15/23 pay-in-kind (a)(b)	435,000	440,438
4.75% 9/15/26 pay-in-kind (a)(b)	525,000	523,688
The Goodyear Tire & Rubber Co. 5% 5/31/26	1,960,000	1,977,150
ZF North America Capital, Inc. 4.75% 4/29/25 (a)	1,805,000	1,904,275

TOTAL AUTOMOTIVE & AUTO PARTS		8,156,904

Banks & Thrifts - 0.2%
Ally Financial, Inc. 4.25% 4/15/21	1,440,000	1,454,400
Broadcasting - 1.4%
AMC Networks, Inc. 5% 4/1/24	1,150,000	1,164,375
Clear Channel Communications, Inc.:
5.5% 12/15/16	8,335,000	8,209,975
9% 12/15/19	175,000	132,781
Sirius XM Radio, Inc. 5.375% 7/15/26 (a)	900,000	914,067
Univision Communications, Inc. 5.125% 2/15/25 (a)	1,425,000	1,428,563

TOTAL BROADCASTING		11,849,761

Building Materials - 1.0%
Building Materials Corp. of America:
5.375% 11/15/24 (a)	1,955,000	2,020,981
6% 10/15/25 (a)	1,700,000	1,814,665
CEMEX Finance LLC 6% 4/1/24 (a)	1,145,000	1,185,075
CEMEX S.A.B. de CV 7.75% 4/16/26 (a)	1,330,000	1,490,398
Eagle Materials, Inc. 4.5% 8/1/26	1,010,000	1,018,398
Masco Corp. 3.5% 4/1/21	745,000	762,880

TOTAL BUILDING MATERIALS		8,292,397

Cable/Satellite TV - 4.2%
Altice SA 7.75% 5/15/22 (a)	8,922,000	9,317,914
Altice U.S. Finance SA 5.5% 5/15/26 (a)	1,945,000	1,983,900
CCO Holdings LLC/CCO Holdings Capital Corp.:
5.125% 2/15/23	555,000	574,425
5.125% 5/1/23 (a)	2,800,000	2,891,000
5.5% 5/1/26 (a)	2,385,000	2,443,146
5.75% 2/15/26 (a)	1,450,000	1,510,719
5.875% 4/1/24 (a)	1,945,000	2,056,838
5.875% 5/1/27 (a)	820,000	858,950
CSC Holdings, Inc. 5.5% 4/15/27 (a)	2,080,000	2,109,900
RCN Telecom Services LLC/RCN Capital Corp. 8.5% 8/15/20 (a)	1,465,000	1,561,141
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH 5% 1/15/25 (a)	1,140,000	1,155,675
Virgin Media Secured Finance PLC:
5.5% 1/15/25 (a)	595,000	609,875
5.5% 8/15/26 (a)	2,095,000	2,113,331
Ziggo Bond Finance BV:
5.875% 1/15/25 (a)	1,210,000	1,200,925
6% 1/15/27 (a)	2,185,000	2,145,397
Ziggo Secured Finance BV 5.5% 1/15/27 (a)	1,770,000	1,747,875

TOTAL CABLE/SATELLITE TV		34,281,011

Capital Goods - 0.7%
Belden, Inc. 5.25% 7/15/24 (a)	335,000	337,513
General Cable Corp. 5.75% 10/1/22 (b)	1,555,000	1,469,475
J.B. Poindexter & Co., Inc. 9% 4/1/22 (a)	3,615,000	3,797,558

TOTAL CAPITAL GOODS		5,604,546

Chemicals - 0.9%
Evolution Escrow Issuer LLC 7.5% 3/15/22 (a)	2,100,000	1,879,500
LSB Industries, Inc. 8.5% 8/1/19	856,000	796,080
Nufarm Australia Ltd. 6.375% 10/15/19 (a)	3,910,000	3,988,200
Versum Materials, Inc. 5.5% 9/30/24 (a)	485,000	495,913

TOTAL CHEMICALS		7,159,693

Consumer Products - 0.2%
Edgewell Personal Care Co. 5.5% 6/15/25 (a)	1,645,000	1,665,563
Containers - 2.0%
Ardagh Packaging Finance PLC/Ardagh MP Holdings U.S.A., Inc.:
3.8503% 12/15/19 (a)(b)	2,450,000	2,489,813
4.067% 5/15/21 (a)(b)	1,475,000	1,504,500
4.625% 5/15/23 (a)	2,450,000	2,474,500
7% 11/15/20 (a)	903,529	930,635
7.25% 5/15/24 (a)	515,000	543,325
Crown Americas LLC/Crown Americas Capital Corp. V 4.25% 9/30/26 (a)	1,550,000	1,520,938
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA:
4.38% 7/15/21 (a)(b)	990,000	1,009,800
5.125% 7/15/23 (a)	2,030,000	2,083,917
5.75% 10/15/20	3,455,000	3,545,797

TOTAL CONTAINERS		16,103,225

Diversified Financial Services - 4.2%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust:
3.95% 2/1/22	1,925,000	1,961,999
4.625% 7/1/22	1,410,000	1,471,688
Aircastle Ltd. 5% 4/1/23	490,000	507,150
FLY Leasing Ltd.:
6.375% 10/15/21	785,000	802,663
6.75% 12/15/20	2,710,000	2,825,175
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
4.875% 3/15/19	1,090,000	1,083,089
5.875% 2/1/22	3,835,000	3,648,044
6% 8/1/20	4,120,000	4,047,900
ILFC E-Capital Trust I 4% 12/21/65 (a)(b)	2,555,000	2,037,613
ILFC E-Capital Trust II 4.25% 12/21/65 (a)(b)	4,420,000	3,591,250
Inception Merger Sub, Inc./Rackspace Hosting, Inc. 8.625% 11/15/24 (a)	725,000	725,000
MSCI, Inc.:
4.75% 8/1/26 (a)	870,000	876,525
5.25% 11/15/24 (a)	1,855,000	1,947,750
Navient Corp.:
5% 10/26/20	190,000	187,625
5.875% 3/25/21	650,000	650,813
5.875% 10/25/24	635,000	566,738
SLM Corp.:
4.875% 6/17/19	4,765,000	4,806,694
5.5% 1/15/19	1,100,000	1,122,000
5.5% 1/25/23	550,000	499,125
Springleaf Financial Corp. 7.75% 10/1/21	1,270,000	1,323,213

TOTAL DIVERSIFIED FINANCIAL SERVICES		34,682,054

Diversified Media - 0.5%
MDC Partners, Inc. 6.5% 5/1/24 (a)	2,290,000	1,952,225
National CineMedia LLC 5.75% 8/15/26 (a)	965,000	993,950
WMG Acquisition Corp. 6.75% 4/15/22 (a)	1,407,000	1,486,144

TOTAL DIVERSIFIED MEDIA		4,432,319

Energy - 12.6%
Antero Resources Corp.:
5.125% 12/1/22	2,685,000	2,705,138
5.625% 6/1/23 (Reg. S)	690,000	703,800
Antero Resources Finance Corp. 5.375% 11/1/21	510,000	517,650
Cheniere Corpus Christi Holdings LLC 7% 6/30/24 (a)	1,035,000	1,097,100
Chesapeake Energy Corp.:
4.875% 4/15/22	1,455,000	1,236,750
5.75% 3/15/23	735,000	635,775
6.125% 2/15/21	855,000	782,325
8% 12/15/22 (a)	2,835,000	2,875,753
Citgo Holding, Inc. 10.75% 2/15/20 (a)	320,000	326,720
Citgo Petroleum Corp. 6.25% 8/15/22 (a)	1,035,000	1,058,288
Concho Resources, Inc. 5.5% 4/1/23	615,000	629,145
CVR Refining LLC/Coffeyville Finance, Inc. 6.5% 11/1/22	2,440,000	2,257,000
Denbury Resources, Inc.:
4.625% 7/15/23	1,760,000	1,280,400
6.375% 8/15/21	1,555,000	1,286,763
Endeavor Energy Resources LP/EER Finance, Inc. 7% 8/15/21 (a)	3,960,000	4,029,300
Ensco PLC:
4.5% 10/1/24	1,150,000	920,000
4.7% 3/15/21	1,305,000	1,205,168
5.2% 3/15/25	2,970,000	2,415,917
EP Energy LLC/Everest Acquisition Finance, Inc. 9.375% 5/1/20	1,765,000	1,385,525
Exterran Partners LP/EXLP Finance Corp.:
6% 4/1/21	2,755,000	2,624,138
6% 10/1/22	965,000	909,513
Ferrellgas LP/Ferrellgas Finance Corp.:
6.75% 1/15/22	35,000	32,813
6.75% 6/15/23 (b)	680,000	634,100
Forbes Energy Services Ltd. 9% 6/15/19 (c)	2,510,000	627,500
Forum Energy Technologies, Inc. 6.25% 10/1/21	1,525,000	1,509,750
Gibson Energy, Inc. 6.75% 7/15/21 (a)	2,425,000	2,491,688
Halcon Resources Corp. 8.625% 2/1/20 (a)	2,570,000	2,621,400
Hilcorp Energy I LP/Hilcorp Finance Co.:
5% 12/1/24 (a)	925,000	901,875
5.75% 10/1/25 (a)	1,110,000	1,112,775
Noble Holding International Ltd. 4.625% 3/1/21	3,470,000	2,930,297
NRG Yield Operating LLC 5% 9/15/26 (a)	1,540,000	1,493,800
PBF Holding Co. LLC/PBF Finance Corp. 8.25% 2/15/20	155,000	158,100
PBF Logistics LP/PBF Logistics Finance, Inc. 6.875% 5/15/23	2,330,000	2,260,100
Pride International, Inc. 6.875% 8/15/20	1,700,000	1,729,750
Rice Energy, Inc.:
6.25% 5/1/22	6,290,000	6,400,075
7.25% 5/1/23	3,595,000	3,810,700
Sabine Pass Liquefaction LLC:
5% 3/15/27 (a)	1,745,000	1,775,538
5.625% 2/1/21 (b)	1,265,000	1,331,413
5.625% 3/1/25	4,285,000	4,534,173
5.75% 5/15/24	3,025,000	3,198,938
5.875% 6/30/26 (a)	1,490,000	1,605,773
6.25% 3/15/22	1,060,000	1,160,700
Southwestern Energy Co.:
5.8% 1/23/20 (b)	1,145,000	1,139,275
6.7% 1/23/25 (b)	645,000	614,363
Sunoco LP/Sunoco Finance Corp.:
5.5% 8/1/20	1,680,000	1,705,200
6.25% 4/15/21	1,255,000	1,286,375
Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
4.125% 11/15/19	1,130,000	1,139,888
5.125% 2/1/25 (a)	470,000	468,825
5.25% 5/1/23	265,000	263,039
5.375% 2/1/27 (a)	470,000	470,000
6.75% 3/15/24	2,005,000	2,145,350
Teine Energy Ltd. 6.875% 9/30/22 (a)	2,745,000	2,793,038
TerraForm Power Operating LLC 9.375% 2/1/23 (a)(b)	1,295,000	1,298,238
Tesoro Logistics LP/Tesoro Logistics Finance Corp.:
6.125% 10/15/21	545,000	570,206
6.25% 10/15/22	3,205,000	3,397,300
The Williams Companies, Inc.:
3.7% 1/15/23	1,440,000	1,393,200
4.55% 6/24/24	1,920,000	1,953,600
Transocean, Inc. 6.8% 3/15/38	875,000	575,313
Weatherford International Ltd.:
4.5% 4/15/22	1,035,000	931,500
7.75% 6/15/21	1,110,000	1,121,100
8.25% 6/15/23	1,725,000	1,785,375
Whiting Petroleum Corp.:
5% 3/15/19	225,000	213,750
6.5% 10/1/18	1,910,000	1,881,350
WPX Energy, Inc.:
5.25% 9/15/24	1,265,000	1,201,750
6% 1/15/22	970,000	967,575
7.5% 8/1/20	1,010,000	1,064,288

TOTAL ENERGY		103,583,324

Entertainment/Film - 0.1%
New Cotai LLC/New Cotai Capital Corp. 10.625% 5/1/19 pay-in-kind (a)(b)	1,530,255	821,556
Environmental - 0.5%
ADS Waste Holdings, Inc. 5.625% 11/15/24 (a)(d)	800,000	804,000
LBC Tank Terminals Holding Netherlands BV 6.875% 5/15/23 (a)	3,403,000	3,411,508

TOTAL ENVIRONMENTAL		4,215,508

Food & Drug Retail - 1.2%
Albertsons Companies LLC/Safeway, Inc./New Albertson's, Inc./Albertson's LLC:
5.75% 3/15/25 (a)	1,700,000	1,678,223
6.625% 6/15/24 (a)	865,000	897,438
Albertsons, Inc.:
6.625% 6/1/28	275,000	242,963
7.45% 8/1/29	250,000	240,625
7.75% 6/15/26	295,000	292,788
8% 5/1/31	1,570,000	1,526,825
8.7% 5/1/30	220,000	223,300
BI-LO LLC/BI-LO Finance Corp. 9.25% 2/15/19 (a)	1,315,000	1,140,763
Tesco PLC 6.15% 11/15/37 (a)	2,335,000	2,328,936
Tops Holding LLC/Tops Markets II Corp. 8% 6/15/22 (a)	1,120,000	985,600

TOTAL FOOD & DRUG RETAIL		9,557,461

Food/Beverage/Tobacco - 3.1%
C&S Group Enterprises LLC 5.375% 7/15/22 (a)	325,000	315,250
ESAL GmbH 6.25% 2/5/23 (a)	8,775,000	8,445,938
JBS Investments GmbH:
7.25% 4/3/24 (a)	530,000	535,300
7.75% 10/28/20 (a)	2,200,000	2,293,500
JBS U.S.A. LLC/JBS U.S.A. Finance, Inc.:
5.875% 7/15/24 (a)	1,530,000	1,537,650
7.25% 6/1/21 (a)	1,850,000	1,896,250
8.25% 2/1/20 (a)	4,220,000	4,336,050
Minerva Luxembourg SA 6.5% 9/20/26 (a)	1,705,000	1,669,877
Vector Group Ltd. 7.75% 2/15/21	4,415,000	4,624,713

TOTAL FOOD/BEVERAGE/TOBACCO		25,654,528

Gaming - 2.7%
GLP Capital LP/GLP Financing II, Inc.:
4.375% 4/15/21	1,080,000	1,136,700
5.375% 4/15/26	340,000	361,250
MCE Finance Ltd. 5% 2/15/21 (a)	5,375,000	5,374,592
MGM Growth Properties Operating Partnership LP 4.5% 9/1/26 (a)	1,090,000	1,070,925
Scientific Games Corp.:
6.625% 5/15/21	4,995,000	4,108,388
7% 1/1/22 (a)	720,000	765,792
10% 12/1/22	715,000	661,375
Wynn Macau Ltd. 5.25% 10/15/21 (a)	8,970,000	9,001,305

TOTAL GAMING		22,480,327

Healthcare - 7.2%
AMAG Pharmaceuticals, Inc. 7.875% 9/1/23 (a)	1,175,000	1,101,563
Centene Corp. 4.75% 1/15/25 (d)	1,585,000	1,578,066
Community Health Systems, Inc.:
6.875% 2/1/22	1,510,000	1,151,375
7.125% 7/15/20	2,340,000	1,889,550
DaVita HealthCare Partners, Inc.:
5% 5/1/25	1,305,000	1,259,325
5.75% 8/15/22	625,000	640,638
Endo Finance LLC/Endo Ltd./Endo Finco, Inc. 6% 7/15/23 (a)	1,950,000	1,696,500
HCA Holdings, Inc.:
4.5% 2/15/27	2,015,000	1,989,813
5% 3/15/24	1,375,000	1,432,063
5.25% 6/15/26	2,175,000	2,272,875
5.875% 2/15/26	2,730,000	2,866,500
HealthSouth Corp.:
5.125% 3/15/23	1,535,000	1,550,350
5.75% 9/15/25	3,030,000	3,136,050
Horizon Pharma PLC 6.625% 5/1/23	1,455,000	1,373,156
Horizon Pharma, Inc. 8.75% 11/1/24 (a)	635,000	644,525
IMS Health, Inc. 5% 10/15/26 (a)	1,060,000	1,095,775
Kindred Healthcare, Inc.:
8% 1/15/20	2,845,000	2,873,450
8.75% 1/15/23	500,000	485,000
Mallinckrodt International Finance SA/Mallinckrodt CB LLC 5.5% 4/15/25 (a)	1,615,000	1,493,875
MPT Operating Partnership LP/MPT Finance Corp.:
5.25% 8/1/26	330,000	336,600
6.375% 3/1/24	895,000	964,363
RegionalCare Hospital Partners Holdings, Inc. 8.25% 5/1/23 (a)	765,000	775,519
Sabra Health Care LP/Sabra Capital Corp. 5.5% 2/1/21	815,000	849,638
Teleflex, Inc. 4.875% 6/1/26	625,000	640,625
Tenet Healthcare Corp.:
5% 3/1/19 (b)	1,245,000	1,207,264
6.75% 6/15/23	2,940,000	2,701,125
8.125% 4/1/22	3,200,000	3,128,000
Universal Health Services, Inc. 4.75% 8/1/22 (a)	1,280,000	1,314,560
Valeant Pharmaceuticals International, Inc.:
5.375% 3/15/20 (a)	5,510,000	4,766,150
5.625% 12/1/21 (a)	2,370,000	1,943,400
5.875% 5/15/23 (a)	5,000,000	3,937,500
6.125% 4/15/25 (a)	3,330,000	2,630,700
6.75% 8/15/18 (a)	1,645,000	1,605,520
VPI Escrow Corp. 6.375% 10/15/20 (a)	2,645,000	2,281,313

TOTAL HEALTHCARE		59,612,726

Homebuilders/Real Estate - 2.3%
Beazer Homes U.S.A., Inc. 8.75% 3/15/22 (a)	2,260,000	2,401,250
CalAtlantic Group, Inc.:
5.25% 6/1/26	1,810,000	1,791,900
5.875% 11/15/24	640,000	683,200
Lennar Corp. 4.75% 4/1/21	1,910,000	2,023,416
M/I Homes, Inc. 6.75% 1/15/21	1,850,000	1,947,125
PulteGroup, Inc.:
4.25% 3/1/21	1,545,000	1,622,250
5% 1/15/27	1,035,000	1,027,238
Shea Homes Ltd. Partnership/Corp. 5.875% 4/1/23 (a)	640,000	628,800
Taylor Morrison Communities, Inc./Monarch Communities, Inc.:
5.25% 4/15/21 (a)	1,075,000	1,101,875
5.875% 4/15/23 (a)	760,000	801,800
TRI Pointe Homes, Inc. 5.875% 6/15/24	400,000	414,500
VEREIT Operating Partnership LP:
4.125% 6/1/21	690,000	717,600
4.875% 6/1/26	690,000	725,238
William Lyon Homes, Inc. 7% 8/15/22	2,865,000	2,979,600

TOTAL HOMEBUILDERS/REAL ESTATE		18,865,792

Hotels - 0.4%
ESH Hospitality, Inc. 5.25% 5/1/25 (a)	1,560,000	1,544,400
Hilton Escrow Issuer LLC 4.25% 9/1/24 (a)	1,835,000	1,839,588

TOTAL HOTELS		3,383,988

Leisure - 0.5%
24 Hour Holdings III LLC 8% 6/1/22 (a)	2,740,000	2,274,200
NCL Corp. Ltd. 4.625% 11/15/20 (a)	2,115,000	2,141,438

TOTAL LEISURE		4,415,638

Metals/Mining - 0.7%
Freeport-McMoRan, Inc.:
3.55% 3/1/22	2,475,000	2,270,813
3.875% 3/15/23	2,130,000	1,922,325
Lundin Mining Corp. 7.5% 11/1/20 (a)	390,000	414,375
Signode Industrial Group Lux SA/Signode Industrial Group U.S., Inc. 6.375% 5/1/22 (a)	1,555,000	1,570,550

TOTAL METALS/MINING		6,178,063

Paper - 0.1%
Xerium Technologies, Inc. 9.5% 8/15/21 (a)	1,010,000	1,025,150
Publishing/Printing - 0.8%
McGraw-Hill Global Education Holdings LLC/McGraw-Hill Global Education Finance 7.875% 5/15/24 (a)	680,000	736,100
MHGE Parent LLC/MHGE Parent Finance, Inc. 8.5% 8/1/19 pay-in-kind (a)(b)	5,985,000	6,052,331

TOTAL PUBLISHING/PRINTING		6,788,431

Services - 2.9%
Anna Merger Sub, Inc. 7.75% 10/1/22 (a)	500,000	428,750
APX Group, Inc.:
6.375% 12/1/19	8,925,000	9,203,906
7.875% 12/1/22	2,030,000	2,136,595
8.75% 12/1/20	9,085,000	8,789,738
Aramark Services, Inc. 4.75% 6/1/26 (a)	1,115,000	1,115,000
Garda World Security Corp.:
7.25% 11/15/21 (a)	170,000	162,350
7.25% 11/15/21 (a)	390,000	372,450
United Rentals North America, Inc. 4.625% 7/15/23	1,910,000	1,972,075

TOTAL SERVICES		24,180,864

Steel - 0.4%
Steel Dynamics, Inc. 5.125% 10/1/21	3,155,000	3,289,088
Super Retail - 2.7%
Argos Merger Sub, Inc. 7.125% 3/15/23 (a)	3,575,000	3,740,344
JC Penney Corp., Inc.:
5.65% 6/1/20	10,141,000	10,039,590
5.875% 7/1/23 (a)	1,210,000	1,246,542
7.4% 4/1/37	3,940,000	3,605,100
8.125% 10/1/19	590,000	642,363
L Brands, Inc.:
6.75% 7/1/36	1,500,000	1,592,250
6.875% 11/1/35	935,000	991,100

TOTAL SUPER RETAIL		21,857,289

Technology - 6.7%
Lucent Technologies, Inc.:
6.45% 3/15/29	10,190,000	11,234,430
6.5% 1/15/28	3,290,000	3,503,850
Micron Technology, Inc.:
5.25% 8/1/23 (a)	540,000	529,200
5.25% 1/15/24 (a)	355,000	346,125
5.5% 2/1/25	735,000	720,528
5.625% 1/15/26 (a)	1,140,000	1,105,800
NCR Corp.:
4.625% 2/15/21	580,000	587,250
5% 7/15/22	2,070,000	2,102,333
Nuance Communications, Inc.:
5.375% 8/15/20 (a)	3,550,000	3,647,625
6% 7/1/24 (a)	1,995,000	2,094,750
NXP BV/NXP Funding LLC:
3.875% 9/1/22 (a)	2,515,000	2,650,181
4.125% 6/1/21 (a)	4,930,000	5,262,775
4.625% 6/1/23 (a)	965,000	1,056,675
Open Text Corp. 5.875% 6/1/26 (a)	3,260,000	3,471,900
Qorvo, Inc.:
6.75% 12/1/23	2,735,000	2,994,825
7% 12/1/25	3,105,000	3,399,975
Rackspace Hosting, Inc. 6.5% 1/15/24 (a)	1,150,000	1,315,313
Sensata Technologies BV 5% 10/1/25 (a)	1,385,000	1,419,625
Sensata Technologies UK Financing Co. PLC 6.25% 2/15/26 (a)	465,000	503,363
Solera LLC/Solera Finance, Inc. 10.5% 3/1/24 (a)	2,455,000	2,744,248
Sungard Availability Services Capital, Inc. 8.75% 4/1/22 (a)	1,055,000	727,950
WideOpenWest Finance LLC/WideOpenWest Capital Corp.:
10.25% 7/15/19	3,250,000	3,412,500
13.375% 10/15/19	120,000	128,400

TOTAL TECHNOLOGY		54,959,621

Telecommunications - 10.3%
Altice Financing SA:
6.5% 1/15/22 (a)	390,000	407,648
6.625% 2/15/23 (a)	2,410,000	2,482,300
7.5% 5/15/26 (a)	4,045,000	4,166,350
Altice Finco SA:
7.625% 2/15/25 (a)	1,380,000	1,366,200
9.875% 12/15/20 (a)	6,195,000	6,558,956
Columbus International, Inc. 7.375% 3/30/21 (a)	9,550,000	10,218,500
DigitalGlobe, Inc. 5.25% 2/1/21 (a)	5,545,000	5,586,588
Millicom International Cellular SA 6% 3/15/25 (a)	5,270,000	5,319,802
Neptune Finco Corp.:
10.125% 1/15/23 (a)	1,445,000	1,629,238
10.875% 10/15/25 (a)	1,445,000	1,661,750
Sable International Finance Ltd. 6.875% 8/1/22 (a)	4,550,000	4,709,250
SBA Communications Corp. 4.875% 9/1/24 (a)	3,960,000	3,960,000
SFR Group SA:
6% 5/15/22 (a)	2,475,000	2,537,667
6.25% 5/15/24 (a)	490,000	489,691
Sprint Capital Corp. 6.875% 11/15/28	8,625,000	7,935,000
Sprint Communications, Inc.:
6% 11/15/22	2,860,000	2,665,177
7% 3/1/20 (a)	1,115,000	1,212,563
Sprint Corp.:
7.25% 9/15/21	4,115,000	4,212,731
7.625% 2/15/25	3,170,000	3,066,975
7.875% 9/15/23	2,345,000	2,321,550
T-Mobile U.S.A., Inc.:
6% 3/1/23	1,500,000	1,578,750
6.375% 3/1/25	2,375,000	2,545,715
6.625% 4/1/23	770,000	818,264
6.731% 4/28/22	1,640,000	1,713,800
Telecom Italia Capital SA:
6% 9/30/34	1,930,000	1,920,350
6.375% 11/15/33	1,030,000	1,055,235
Wind Acquisition Finance SA 7.375% 4/23/21 (a)	1,780,000	1,828,950
Zayo Group LLC/Zayo Capital, Inc. 6.375% 5/15/25	535,000	563,259

TOTAL TELECOMMUNICATIONS		84,532,259

Transportation Ex Air/Rail - 0.2%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S., Inc. 8.125% 11/15/21 (a)	1,985,000	1,498,675
Navios South American Logistics, Inc./Navios Logistics Finance U.S., Inc. 7.25% 5/1/22 (a)	125,000	98,750

TOTAL TRANSPORTATION EX AIR/RAIL		1,597,425

Utilities - 6.1%
Calpine Corp. 5.25% 6/1/26 (a)	1,910,000	1,938,650
Dolphin Subsidiary II, Inc. 7.25% 10/15/21	5,080,000	5,302,250
DPL, Inc. 6.75% 10/1/19	945,000	980,438
Dynegy, Inc.:
6.75% 11/1/19	2,605,000	2,636,494
7.375% 11/1/22	4,580,000	4,416,838
7.625% 11/1/24	5,435,000	5,204,013
8% 1/15/25 (a)	1,295,000	1,249,675
Global Partners LP/GLP Finance Corp.:
6.25% 7/15/22	2,035,000	1,943,425
7% 6/15/23	4,325,000	4,130,375
NRG Energy, Inc. 6.625% 1/15/27 (a)	1,550,000	1,451,668
NSG Holdings II LLC/NSG Holdings, Inc. 7.75% 12/15/25 (a)	8,349,819	8,976,055
PPL Energy Supply LLC 6.5% 6/1/25	615,000	513,525
RJS Power Holdings LLC 4.625% 7/15/19 (a)(b)	5,810,000	5,519,500
The AES Corp.:
3.8421% 6/1/19 (b)	304,000	303,620
4.875% 5/15/23	240,000	238,126
6% 5/15/26	1,500,000	1,545,000
7.375% 7/1/21	3,445,000	3,884,238

TOTAL UTILITIES		50,233,890

TOTAL NONCONVERTIBLE BONDS
(Cost $652,755,878)		666,086,787
	Shares	Value

Common Stocks - 0.0%
Energy - 0.0%
Southwestern Energy Co. (e)	6,072	63,088
Healthcare - 0.0%
HealthSouth Corp. warrants 1/17/17 (e)	2,325	3,488
Telecommunications - 0.0%
CUI Acquisition Corp. Class E, (e)	1	23,749
TOTAL COMMON STOCKS
(Cost $879,038)		90,325

Convertible Preferred Stocks - 0.3%
Energy - 0.3%
Southwestern Energy Co. Series B 6.25%
(Cost $1,817,294)	102,500	2,569,675
	Principal Amount	Value

Bank Loan Obligations - 10.4%
Aerospace - 0.5%
TransDigm, Inc.:
Tranche D, term loan 3.8316% 6/4/21 (b)	957,950	955,795
Tranche F, term loan 3.75% 6/9/23 (b)	3,145,000	3,131,256

TOTAL AEROSPACE		4,087,051

Air Transportation - 0.4%
Air Canada Tranche B, term loan 3.6143% 10/6/23 (b)	1,625,000	1,627,031
American Airlines, Inc. Tranche B, term loan 3.25% 10/10/21 (b)	1,672,929	1,673,164

TOTAL AIR TRANSPORTATION		3,300,195

Broadcasting - 0.5%
Clear Channel Communications, Inc. Tranche D, term loan 7.2843% 1/30/19 (b)	2,980,000	2,251,241
Nielsen Finance LLC Tranche B 3LN, term loan 3.0311% 10/4/23 (b)	1,460,000	1,465,709

TOTAL BROADCASTING		3,716,950

Building Materials - 0.9%
GYP Holdings III Corp. Tranche B, term loan 4.5% 4/1/21 (b)	2,994,021	2,990,279
HD Supply, Inc. Tranche B, term loan 3.63% 10/17/23 (b)	2,495,000	2,496,572
LBM Borrower LLC Tranche B 1LN, term loan 6.25% 8/20/22 (b)	2,133,450	2,131,893

TOTAL BUILDING MATERIALS		7,618,744

Cable/Satellite TV - 1.0%
CSC Holdings LLC Tranche B, term loan 3.8761% 10/11/24 (b)	1,480,263	1,484,896
Numericable LLC:
Tranche B 6LN, term loan 4.75% 2/10/23 (b)	2,645,013	2,645,013
Tranche B, term loan 5.1373% 1/15/24 (b)	293,525	295,947
WideOpenWest Finance LLC Tranche B, term loan 4.5% 8/19/23 (b)	2,110,000	2,104,240
Ziggo Secured Finance Partnership Tranche D, term loan 3.5346% 8/31/24 (b)	1,675,000	1,674,246

TOTAL CABLE/SATELLITE TV		8,204,342

Chemicals - 0.0%
MacDermid, Inc. term loan 5% 6/7/23 (b)	275,000	277,063
Containers - 0.7%
Ardagh Holdings U.S.A., Inc. Tranche B, term loan 4% 12/17/21 (b)	1,138,978	1,149,298
Reynolds Group Holdings, Inc. Tranche B, term loan 4.25% 2/5/23 (b)	2,715,000	2,721,054
Signode Packaging Systems, Inc. Tranche B, term loan 3.75% 5/1/21 (b)	1,961,926	1,957,021

TOTAL CONTAINERS		5,827,373

Diversified Financial Services - 0.1%
IBC Capital U.S. LLC:
Tranche 2LN, term loan 8% 9/11/22 (b)	925,000	839,438
Tranche B 1LN, term loan 4.9847% 9/11/21 (b)	231,475	227,616

TOTAL DIVERSIFIED FINANCIAL SERVICES		1,067,054

Energy - 0.3%
Chesapeake Energy Corp. Tranche 1LN, term loan 8.5% 8/23/21 (b)	1,160,000	1,239,031
Crestwood Holdings Partners LLC Tranche B, term loan 9% 6/19/19 (b)	1,302,507	1,224,356

TOTAL ENERGY		2,463,387

Food & Drug Retail - 0.0%
Albertson's LLC Tranche B 6LN, term loan 4.75% 6/22/23 (b)	350,476	354,128
Food/Beverage/Tobacco - 0.1%
Chobani LLC Tranche B, term loan 5.25% 10/7/23 (b)	940,000	949,992
Gaming - 0.3%
Scientific Games Corp. Tranche B 2LN, term loan 6% 10/1/21 (b)	2,161,500	2,169,606
Healthcare - 0.6%
Horizon Pharmaceuticals, Inc. term loan 5/7/21 (f)	140,000	140,175
InVentiv Health, Inc. Tranche B, term loan 9/29/23 (f)	2,460,000	2,458,672
Valeant Pharmaceuticals International, Inc.:
Tranche A 3LN, term loan 4.29% 10/20/18 (b)	947,627	944,585
Tranche BD 2LN, term loan 5% 2/13/19 (b)	1,454,705	1,450,036

TOTAL HEALTHCARE		4,993,468

Leisure - 0.0%
24 Hour Fitness Worldwide, Inc. Tranche B, term loan 4.75% 5/30/21 (b)	175,950	171,771
Metals/Mining - 0.2%
Murray Energy Corp. Tranche B 2LN, term loan 8.25% 4/16/20 (b)	1,460,000	1,334,528
Publishing/Printing - 0.3%
McGraw-Hill Global Education Holdings, LLC term loan 5% 5/4/22 (b)	408,975	407,867
Springer Science+Business Media Deutschland GmbH Tranche B 9LN, term loan 4.75% 8/14/20 (b)	2,000,911	1,953,390

TOTAL PUBLISHING/PRINTING		2,361,257

Services - 1.5%
Acosta, Inc. Tranche B, term loan 4.25% 9/26/21 (b)	2,348,081	2,256,506
Brand Energy & Infrastructure Services, Inc. Tranche B, term loan 4.75% 11/26/20 (b)	2,513,913	2,478,894
Garda World Security Corp.:
term loan 4% 11/8/20 (b)	2,798,027	2,761,877
Tranche DD, term loan 4.0039% 11/8/20 (b)	715,774	706,527
Laureate Education, Inc. Tranche B, term loan 8.8679% 3/17/21 (b)	2,116,873	2,098,351
Lineage Logistics Holdings, LLC. Tranche B, term loan 4.5% 4/7/21 (b)	2,394,182	2,346,299

TOTAL SERVICES		12,648,454

Super Retail - 0.3%
JC Penney Corp., Inc. Tranche B, term loan 5.25% 6/23/23 (b)	1,648,344	1,657,822
PetSmart, Inc. term loan 4% 3/11/22 (b)	1,027,179	1,029,192

TOTAL SUPER RETAIL		2,687,014

Technology - 1.7%
Ceridian HCM Holding, Inc. Tranche B 2LN, term loan 4.5% 9/15/20 (b)	725,000	710,500
Epicor Software Corp. Tranche B, term loan 4.75% 6/1/22 (b)	1,321,617	1,305,506
Kronos, Inc. term loan:
10/20/23 (f)	2,835,000	2,846,283
10/20/24 (f)	710,000	731,201
ON Semiconductor Corp. term loan 3.7772% 3/31/23 (b)	1,920,000	1,930,560
Quest Software U.S. Holdings, Inc. Tranche B, term loan 9/27/22 (f)	1,170,000	1,169,123
Rackspace Hosting, Inc. term loan 10/26/23 (f)	405,000	407,151
TTM Technologies, Inc. Tranche B 1LN, term loan 5.25% 5/31/21 (b)	1,614,076	1,618,111
Uber Technologies, Inc. Tranche B, term loan 5% 7/13/23 (b)	3,240,000	3,262,291

TOTAL TECHNOLOGY		13,980,726

Telecommunications - 0.6%
LTS Buyer LLC Tranche B 1LN, term loan 4.0877% 4/11/20 (b)	2,147,258	2,149,405
Polycom, Inc. Tranche B, term loan 7.5% 9/27/23 (b)	2,490,000	2,424,638

TOTAL TELECOMMUNICATIONS		4,574,043

Utilities - 0.4%
Moxie Patriot LLC Tranche B, term loan 6.75% 12/19/20 (b)	3,061,635	2,988,921
TOTAL BANK LOAN OBLIGATIONS
(Cost $85,245,646)		85,776,067

Preferred Securities - 5.5%
Banks & Thrifts - 5.2%
Bank of America Corp.:
6.1% (b)(g)	2,485,000	2,615,072
6.25% (b)(g)	1,600,000	1,691,746
6.5% (b)(g)	635,000	689,996
Barclays Bank PLC 7.625% 11/21/22	5,105,000	5,871,929
Barclays PLC:
6.625% (b)(g)	4,160,000	3,852,386
8.25% (b)(g)	5,905,000	6,041,715
BNP Paribas SA 7.375% (a)(b)(g)	1,905,000	1,983,258
Citigroup, Inc.:
5.875% (b)(g)	785,000	801,626
5.95% (b)(g)	1,235,000	1,296,733
5.95% (b)(g)	1,135,000	1,178,398
6.125% (b)(g)	2,645,000	2,839,923
Credit Agricole SA:
6.625% (a)(b)(g)	6,360,000	6,230,245
7.875% (a)(b)(g)	1,480,000	1,512,142
JPMorgan Chase & Co.:
6% (b)(g)	1,280,000	1,353,600
6.75% (b)(g)	975,000	1,098,703
Royal Bank of Scotland Group PLC:
7.5% (b)(g)	2,785,000	2,573,600
8.625% (b)(g)	1,415,000	1,422,064

TOTAL BANKS & THRIFTS		43,053,136

Diversified Financial Services - 0.3%
American Express Co. 4.9% (b)(g)	2,060,000	2,034,995
TOTAL PREFERRED SECURITIES
(Cost $44,231,874)		45,088,131
	Shares	Value

Money Market Funds - 4.0%
Fidelity Cash Central Fund, 0.41% (h)
(Cost $33,239,130)	33,234,707	33,244,678
TOTAL INVESTMENT PORTFOLIO - 101.0%
(Cost $818,168,860)		832,855,663
NET OTHER ASSETS (LIABILITIES) - (1.0)%		(8,288,098)
NET ASSETS - 100%		$824,567,565

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $340,189,005 or 41.3% of net assets.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Non-income producing - Security is in default.

 (d) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (e) Non-income producing

 (f) The coupon rate will be determined upon settlement of the loan after period end.

 (g) Security is perpetual in nature with no stated maturity date.

 (h) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$122,777
Total	$122,777

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Energy	$2,632,763	$2,632,763	$--	$--
Health Care	3,488	3,488	--	--
Telecommunication Services	23,749	--	--	23,749
Corporate Bonds	666,086,787	--	666,086,787	--
Bank Loan Obligations	85,776,067	--	85,776,067	--
Preferred Securities	45,088,131	--	45,088,131	--
Money Market Funds	33,244,678	33,244,678	--	--
Total Investments in Securities:	$832,855,663	$35,880,929	$796,950,985	$23,749

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	73.6%
Luxembourg	4.5%
Canada	4.3%
United Kingdom	3.7%
Cayman Islands	2.9%
Netherlands	2.4%
Ireland	2.1%
France	1.6%
Austria	1.4%
Barbados	1.2%
Others (Individually Less Than 1%)	2.3%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2016
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $784,929,730)	$799,610,985
Fidelity Central Funds (cost $33,239,130)	33,244,678
Total Investments (cost $818,168,860)		$832,855,663
Cash		583,775
Receivable for investments sold		3,738,484
Receivable for fund shares sold		1,045,051
Interest receivable		11,818,285
Distributions receivable from Fidelity Central Funds		11,252
Prepaid expenses		2,208
Other receivables		13
Total assets		850,054,731
Liabilities
Payable for investments purchased
Regular delivery	$20,814,931
Delayed delivery	2,385,000
Payable for fund shares redeemed	1,200,012
Distributions payable	343,175
Accrued management fee	390,709
Distribution and service plan fees payable	143,789
Other affiliated payables	148,931
Other payables and accrued expenses	60,619
Total liabilities		25,487,166
Net Assets		$824,567,565
Net Assets consist of:
Paid in capital		$855,317,456
Undistributed net investment income		3,588,662
Accumulated undistributed net realized gain (loss) on investments		(49,025,356)
Net unrealized appreciation (depreciation) on investments		14,686,803
Net Assets		$824,567,565
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($223,619,762 ÷ 28,943,294 shares)		$7.73
Maximum offering price per share (100/96.00 of $7.73)		$8.05
Class T:
Net Asset Value and redemption price per share ($70,205,309 ÷ 9,105,734 shares)		$7.71
Maximum offering price per share (100/96.00 of $7.71)		$8.03
Class C:
Net Asset Value and offering price per share ($97,832,773 ÷ 12,701,108 shares)(a)		$7.70
Class I:
Net Asset Value, offering price and redemption price per share ($432,909,721 ÷ 55,931,424 shares)		$7.74

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2016
Investment Income
Dividends		$3,554,734
Interest		49,329,045
Income from Fidelity Central Funds		122,777
Total income		53,006,556
Expenses
Management fee	$4,420,587
Transfer agent fees	1,453,929
Distribution and service plan fees	1,665,085
Accounting fees and expenses	294,494
Custodian fees and expenses	15,921
Independent trustees' fees and expenses	3,370
Registration fees	112,823
Audit	76,036
Legal	7,361
Miscellaneous	6,346
Total expenses before reductions	8,055,952
Expense reductions	(4,113)	8,051,839
Net investment income (loss)		44,954,717
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(34,382,025)
Fidelity Central Funds	4,957
Total net realized gain (loss)		(34,377,068)
Change in net unrealized appreciation (depreciation) on investment securities		46,532,275
Net gain (loss)		12,155,207
Net increase (decrease) in net assets resulting from operations		$57,109,924

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2016	Year ended October 31, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$44,954,717	$40,937,328
Net realized gain (loss)	(34,377,068)	(15,332,048)
Change in net unrealized appreciation (depreciation)	46,532,275	(36,538,640)
Net increase (decrease) in net assets resulting from operations	57,109,924	(10,933,360)
Distributions to shareholders from net investment income	(41,784,482)	(40,319,540)
Distributions to shareholders from net realized gain	–	(19,111,871)
Total distributions	(41,784,482)	(59,431,411)
Share transactions - net increase (decrease)	39,446,842	48,705,392
Redemption fees	201,553	50,007
Total increase (decrease) in net assets	54,973,837	(21,609,372)
Net Assets
Beginning of period	769,593,728	791,203,100
End of period	$824,567,565	$769,593,728
Other Information
Undistributed net investment income end of period	$3,588,662	$968,618

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor High Income Fund Class A

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$7.61	$8.33	$8.77	$8.73	$8.38
Income from Investment Operations
Net investment income (loss)A	.421	.430	.432	.473	.539
Net realized and unrealized gain (loss)	.089	(.523)	(.058)	.117	.411
Total from investment operations	.510	(.093)	.374	.590	.950
Distributions from net investment income	(.392)	(.424)	(.429)	(.457)	(.551)
Distributions from net realized gain	–	(.204)	(.386)	(.094)	(.050)
Total distributions	(.392)	(.628)	(.815)	(.551)	(.601)
Redemption fees added to paid in capitalA	.002	.001	.001	.001	.001
Net asset value, end of period	$7.73	$7.61	$8.33	$8.77	$8.73
Total ReturnB,C	7.09%	(1.13)%	4.51%	6.99%	11.84%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.04%	1.03%	1.03%	1.03%	1.03%
Expenses net of fee waivers, if any	1.04%	1.03%	1.03%	1.03%	1.03%
Expenses net of all reductions	1.04%	1.03%	1.03%	1.03%	1.03%
Net investment income (loss)	5.68%	5.45%	5.09%	5.40%	6.35%
Supplemental Data
Net assets, end of period (000 omitted)	$223,620	$227,596	$243,987	$280,769	$331,436
Portfolio turnover rateF	61%	60%	79%	76%	48%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Total returns do not include the effect of the sales charges.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor High Income Fund Class T

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$7.59	$8.31	$8.76	$8.72	$8.37
Income from Investment Operations
Net investment income (loss)A	.418	.428	.429	.469	.536
Net realized and unrealized gain (loss)	.089	(.524)	(.067)	.119	.411
Total from investment operations	.507	(.096)	.362	.588	.947
Distributions from net investment income	(.389)	(.421)	(.427)	(.455)	(.548)
Distributions from net realized gain	–	(.204)	(.386)	(.094)	(.050)
Total distributions	(.389)	(.625)	(.813)	(.549)	(.598)
Redemption fees added to paid in capitalA	.002	.001	.001	.001	.001
Net asset value, end of period	$7.71	$7.59	$8.31	$8.76	$8.72
Total ReturnB,C	7.06%	(1.16)%	4.38%	6.97%	11.83%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.06%	1.05%	1.05%	1.05%	1.06%
Expenses net of fee waivers, if any	1.06%	1.05%	1.05%	1.05%	1.06%
Expenses net of all reductions	1.06%	1.05%	1.05%	1.05%	1.06%
Net investment income (loss)	5.65%	5.43%	5.07%	5.38%	6.32%
Supplemental Data
Net assets, end of period (000 omitted)	$70,205	$79,379	$86,166	$90,901	$105,518
Portfolio turnover rateF	61%	60%	79%	76%	48%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Total returns do not include the effect of the sales charges.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor High Income Fund Class C

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$7.59	$8.30	$8.75	$8.71	$8.36
Income from Investment Operations
Net investment income (loss)A	.363	.370	.365	.405	.474
Net realized and unrealized gain (loss)	.079	(.515)	(.066)	.119	.412
Total from investment operations	.442	(.145)	.299	.524	.886
Distributions from net investment income	(.334)	(.362)	(.364)	(.391)	(.487)
Distributions from net realized gain	–	(.204)	(.386)	(.094)	(.050)
Total distributions	(.334)	(.566)	(.750)	(.485)	(.537)
Redemption fees added to paid in capitalA	.002	.001	.001	.001	.001
Net asset value, end of period	$7.70	$7.59	$8.30	$8.75	$8.71
Total ReturnB,C	6.14%	(1.78)%	3.60%	6.20%	11.03%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.80%	1.80%	1.80%	1.79%	1.79%
Expenses net of fee waivers, if any	1.80%	1.80%	1.80%	1.79%	1.79%
Expenses net of all reductions	1.80%	1.80%	1.80%	1.79%	1.79%
Net investment income (loss)	4.91%	4.68%	4.32%	4.64%	5.60%
Supplemental Data
Net assets, end of period (000 omitted)	$97,833	$94,752	$114,455	$126,952	$149,591
Portfolio turnover rateF	61%	60%	79%	76%	48%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Total returns do not include the effect of the contingent deferred sales charge.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor High Income Fund Class I

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$7.62	$8.34	$8.79	$8.75	$8.40
Income from Investment Operations
Net investment income (loss)A	.438	.445	.447	.489	.556
Net realized and unrealized gain (loss)	.089	(.523)	(.068)	.116	.409
Total from investment operations	.527	(.078)	.379	.605	.965
Distributions from net investment income	(.409)	(.439)	(.444)	(.472)	(.566)
Distributions from net realized gain	–	(.204)	(.386)	(.094)	(.050)
Total distributions	(.409)	(.643)	(.830)	(.566)	(.616)
Redemption fees added to paid in capitalA	.002	.001	.001	.001	.001
Net asset value, end of period	$7.74	$7.62	$8.34	$8.79	$8.75
Total ReturnB	7.31%	(.94)%	4.57%	7.16%	12.02%
Ratios to Average Net AssetsC,D
Expenses before reductions	.82%	.87%	.87%	.87%	.88%
Expenses net of fee waivers, if any	.82%	.85%	.85%	.85%	.85%
Expenses net of all reductions	.82%	.85%	.85%	.85%	.85%
Net investment income (loss)	5.89%	5.63%	5.27%	5.58%	6.54%
Supplemental Data
Net assets, end of period (000 omitted)	$432,910	$361,760	$337,377	$358,238	$423,792
Portfolio turnover rateE	61%	60%	79%	76%	48%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2016

1. Organization.

Fidelity Advisor High Income Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C and Class I shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

After the close of business on June 24, 2016, all outstanding Class B shares were converted to Class A shares. All current fiscal period dollar and share amounts for Class B presented in the Notes to Financial Statements are for the period November 1, 2015 through June 24, 2016.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank loan obligations and preferred securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2016 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$31,083,463
Gross unrealized depreciation	(14,179,819)
Net unrealized appreciation (depreciation) on securities	$16,903,644
Tax Cost	$815,952,019

The tax-based components of distributable earnings as of period end were as follows:

Undistributed tax-exempt income	$–
Undistributed ordinary income	$334,856
Capital loss carryforward	$(47,984,926)
Net unrealized appreciation (depreciation) on securities and other investments	$16,903,644

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(21,340,864)
Long-term	(26,644,062)
Total capital loss carryforward	$(47,984,926)

The tax character of distributions paid was as follows:

	October 31, 2016	October 31, 2015
Ordinary Income	$41,784,482	$ 43,036,424
Long-term Capital Gains	–	16,394,987
Total	$41,784,482	$ 59,431,411

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation. The Fund did not have any unfunded loan commitments, which are contractual obligations for future funding, at period end.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $498,597,865 and $458,217,198, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .11% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$544,133	$12,103
Class T	-%	.25%	174,904	–
Class B	.65%	.25%	26,132	18,873
Class C	.75%	.25%	919,916	93,976
			$1,665,085	$124,952

Sales Load. FDC may receive a front-end sales charge of up to 4.00% for selling Class A shares and Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$25,389
Class T	6,538
Class B(a)	1,511
Class C(a)	8,681
$42,119

 (a) When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$349,534.16
Class T	132,323.19
Class B	5,633.20
Class C	164,548.18
Class I	801,891.20
	$ 1,453,929

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $3 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $2,023 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $38 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expense by $1,058.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $3,017.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2016	Year ended October 31, 2015
From net investment income
Class A	$11,526,565	$12,376,871
Class T	3,698,146	4,323,463
Class B	142,572	351,994
Class C	4,154,279	4,709,295
Class I	22,262,920	18,557,917
Total	$41,784,482	$40,319,540
From net realized gain
Class A	$–	$5,903,417
Class T	–	2,099,390
Class B	–	214,551
Class C	–	2,781,779
Class I	–	8,112,734
Total	$–	$19,111,871

9. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2016	Year ended October 31, 2015	Year ended October 31, 2016	Year ended October 31, 2015
Class A
Shares sold	7,433,911	7,395,806	$54,677,237	$58,490,758
Reinvestment of distributions	1,372,430	2,100,062	10,168,527	16,584,491
Shares redeemed	(9,769,225)	(8,886,709)	(71,672,557)	(69,878,626)
Net increase (decrease)	(962,884)	609,159	$(6,826,793)	$5,196,623
Class T
Shares sold	1,617,554	2,223,776	$11,757,682	$17,651,040
Reinvestment of distributions	414,444	697,558	3,061,824	5,497,671
Shares redeemed	(3,378,059)	(2,835,342)	(24,216,552)	(22,258,077)
Net increase (decrease)	(1,346,061)	85,992	$(9,397,046)	$890,634
Class B
Shares sold	43,498	83,526	$304,960	$662,447
Reinvestment of distributions	16,125	63,434	116,505	500,029
Shares redeemed	(864,825)	(452,168)	(6,323,785)	(3,571,342)
Net increase (decrease)	(805,202)	(305,208)	$(5,902,320)	$(2,408,866)
Class C
Shares sold	2,763,335	1,829,247	$20,357,542	$14,452,719
Reinvestment of distributions	486,464	825,771	3,595,140	6,508,315
Shares redeemed	(3,037,093)	(3,949,888)	(22,336,625)	(31,040,010)
Net increase (decrease)	212,706	(1,294,870)	$1,616,057	$(10,078,976)
Class I
Shares sold	27,101,846	16,049,250	$200,470,955	$126,004,572
Reinvestment of distributions	2,716,962	2,759,777	20,215,304	21,814,798
Shares redeemed	(21,336,862)	(11,797,192)	(160,729,315)	(92,713,393)
Net increase (decrease)	8,481,946	7,011,835	$59,956,944	$55,105,977

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor High Income Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor High Income Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments, as of October 31, 2016, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodians, brokers, and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor High Income Fund as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
December 15, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as Chairman (2014-present) and a member (2010-present) of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes) and a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present) and a non-executive Chairman of Health Equity, Inc. (health savings custodian, 2015-present). Previously, Mr. Selander served as a Member of the Advisory Board of certain Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2002

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016), Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Thomas C. Hense (1964)

Year of Election or Appointment: 2008, 2010, or 2015

Vice President

Mr. Hense serves as Vice President of Fidelity Advisor® Multi-Asset Income Fund (2015) and other funds (High Income (2008), Small Cap (2008), and Value (2010) funds), and is an employee of Fidelity Investments (1993-present). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2016 to October 31, 2016).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses Paid During Period-B May 1, 2016 to October 31, 2016
Class A	1.03%
Actual		$1,000.00	$1,063.50	$5.34
Hypothetical-C		$1,000.00	$1,019.96	$5.23
Class T	1.05%
Actual		$1,000.00	$1,062.00	$5.44
Hypothetical-C		$1,000.00	$1,019.86	$5.33
Class C	1.79%
Actual		$1,000.00	$1,058.20	$9.26
Hypothetical-C		$1,000.00	$1,016.14	$9.07
Class I	.80%
Actual		$1,000.00	$1,063.20	$4.15
Hypothetical-C		$1,000.00	$1,021.11	$4.06

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

A total of 0.07% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $25,960,082 of distributions paid during the period January 1, 2016 to October 31, 2015 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor High Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2016 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) broadening eligibility requirements for certain lower-priced share classes of, and streamlining the fee structure for, certain existing equity index funds; (v) lowering expense caps for certain existing funds and classes to reduce expenses paid by shareholders; (vi) eliminating redemption fees for certain variable insurance product funds and classes; (vii) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (viii) launching a lower cost share class for use by the Freedom Index Fund product line; (ix) rationalizing product lines and gaining increased efficiencies through fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; (xi) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (xii) accelerating the conversion of all remaining Class B shares to Class A shares, which have a lower expense structure; and (xiii) implementing changes to Fidelity's money market fund product line in response to recent regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Advisor High Income Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Broadridge investment objective categories that have comparable investment mandates. Combining Broadridge investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Broadridge funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Broadridge peer group used by the Board for performance comparisons because the Total Mapped Group combines several Broadridge investment objective categories while the Broadridge peer group does not. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Fidelity Advisor High Income Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2015.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and the boards of other Fidelity funds to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of Class A ranked below the competitive median for 2015 and the total expense ratio of each of Class T, Class C, and Class I ranked above the competitive median for 2015. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that, although Class I is categorized by Broadridge as an institutional class, Class I has a significantly lower investment minimum than most other funds and classes categorized as institutional. As a result, FMR believes Class I is generally more comparable to retail funds and classes. The Board considered that, when compared to retail funds and classes, Class I would not be above the competitive median for 2015. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although some classes were above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins; (vi) the realization of fall-out benefits in and attribution of fall-out benefits to certain Fidelity business units; (vii) the appropriateness of certain funds' benchmarks; (viii) the rationalization for certain share classes and expenses; (ix) sub-advisory fee rates for comparable investment mandates; (x) product strategy for certain underperforming funds; and (xi) Fidelity's resources and strategy for cybersecurity.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

AHI-ANN-1216
1.728715.119

Fidelity Advisor® Value Fund Class A, Class T, Class C and Class I Annual Report October 31, 2016

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2016	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	(3.37)%	11.43%	4.71%
Class T (incl. 3.50% sales charge)	(1.30)%	11.68%	4.70%
Class C (incl. contingent deferred sales charge)	0.72%	11.90%	4.54%
Class I	2.82%	13.06%	5.61%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Value Fund - Class A on October 31, 2006, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the Russell Midcap® Value Index performed over the same period.

Period Ending Values
$15,847	Fidelity Advisor® Value Fund - Class A
$20,033	Russell Midcap® Value Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500®index rose 4.51% for the fiscal year ending October 31, 2016, held back by uncertainty about U.S. Federal Reserve monetary policy and the presidential election, as well as the pointed decline markets experienced in the wake of the U.K.’s late-June vote to leave the European Union (Brexit). Overall, volatility was high at the beginning of the period, with continued oil-price weakness and U.S.-dollar strength pushing the S&P 500® to its worst January since 2009. Markets regained positive momentum in February amid U.S. job gains, a rally in energy and other stimuli. However, the June 23 Brexit vote surprised investors, and sent markets tumbling for two days. Sentiment rebounded rapidly and stayed largely positive through August, but September was choppy and October was the first down month for the index since February, as the looming uncertainty of the presidential election weighed on the markets. Among S&P 500 sectors, dividend-rich utilities (+17%) led amid strong demand for yield early in the period. Telecommunication services and information technology both gained about 11%, the latter helped by strong results from some of the largest tech names. Consumer staples (+9%) and industrials (+7%) also performed well. Real estate (+4%) and financials (+2%) were held back by low interest rates. Health care (-4%) suffered most amid an unclear political outlook.

Comments from Co-Portfolio Manager Matthew Friedman:  For the fiscal year, the fund’s share classes (excluding sales charges, if applicable) gained from about 2% to 3%, lagging the 7.84% return of the benchmark Russell Midcap® Value Index. Security selection overall was the main factor behind the fund’s relative underperformance. Industry positioning also detracted, but to a much lesser extent. Specifically, picks among consumer discretionary, materials and financials stocks dragged on relative performance the most. Among individual names, the fund’s largest relative detractor was Houghton Mifflin Harcourt, a publisher of educational materials for the K-12 market. The company missed its earnings projections repeatedly during the period due to lower-than-expected market growth, as well as unanticipated market share losses. A stake in fertilizer manufacturer CF Industries Holdings also hurt, as did avoiding gold producer and benchmark member Newmont Mining. Conversely, choices in the information technology sector helped markedly. Electric utility Exelon was the largest relative contributor. Shares were lifted by the market's recognition that half of the company's earnings came from stable, regulated businesses. Also, in late March, the Chicago-based company finalized its $6.8 billion merger with Pepco Holdings to create the largest U.S. power distributor. We sold our stake in Exelon by period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of October 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Sempra Energy	2.4	2.3
Xcel Energy, Inc.	2.0	1.6
Edison International	1.9	2.0
Discover Financial Services	1.2	1.1
AECOM	1.2	1.0
American Electric Power Co., Inc.	1.2	0.0
Equity Lifestyle Properties, Inc.	1.1	1.0
Baker Hughes, Inc.	1.1	0.6
U.S. Bancorp	1.1	1.1
CIT Group, Inc.	1.1	0.8
	14.3

Top Five Market Sectors as of October 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Financials	17.3	28.7
Consumer Discretionary	12.6	9.5
Real Estate	11.1	0.0
Industrials	10.1	10.5
Information Technology	9.7	8.9

Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Asset Allocation (% of fund's net assets)

As of October 31, 2016*
Stocks and Equity Futures	97.3%
Convertible Securities	0.3%
Short-Term Investments and Net Other Assets (Liabilities)	2.4%

 * Foreign investments - 15.9%

As of April 30, 2016*
Stocks and Equity Futures	95.2%
Convertible Securities	0.2%
Short-Term Investments and Net Other Assets (Liabilities)	4.6%

 * Foreign investments - 15.3%

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Investments October 31, 2016

Showing Percentage of Net Assets

Common Stocks - 97.0%
	Shares	Value
CONSUMER DISCRETIONARY - 12.6%
Auto Components - 1.2%
Delphi Automotive PLC	5,214	$339,275
Hertz Global Holdings, Inc. (a)	10,358	343,368
Tenneco, Inc. (a)	6,811	375,082
Visteon Corp.	2,852	201,380
		1,259,105
Diversified Consumer Services - 1.9%
H&R Block, Inc.	21,141	485,609
Houghton Mifflin Harcourt Co. (a)	57,395	726,047
Service Corp. International	14,428	369,357
ServiceMaster Global Holdings, Inc. (a)	10,054	359,833
		1,940,846
Hotels, Restaurants & Leisure - 1.2%
Extended Stay America, Inc. unit	22,234	317,946
Royal Caribbean Cruises Ltd.	6,700	515,029
Wyndham Worldwide Corp.	7,067	465,291
		1,298,266
Household Durables - 0.8%
PulteGroup, Inc.	5,300	98,580
Tupperware Brands Corp.	4,549	270,756
Whirlpool Corp.	2,769	414,852
		784,188
Internet & Direct Marketing Retail - 0.8%
Liberty Interactive Corp. QVC Group Series A (a)	46,999	869,012
Leisure Products - 0.4%
Mattel, Inc.	6,685	210,778
Polaris Industries, Inc. (b)	2,465	188,844
		399,622
Media - 4.3%
Altice NV Class A (a)	9,285	171,236
AMC Networks, Inc. Class A (a)	4,300	210,399
CBS Corp. Class B	4,500	254,790
Charter Communications, Inc. Class A (a)	1,825	456,049
DISH Network Corp. Class A (a)	5,100	298,656
John Wiley & Sons, Inc. Class A	3,200	165,120
Liberty Broadband Corp. Class C (a)	6,803	453,420
Liberty Global PLC Class C (a)	9,200	292,560
Live Nation Entertainment, Inc. (a)	15,585	431,237
Omnicom Group, Inc.	6,238	497,917
Sinclair Broadcast Group, Inc. Class A	15,866	398,237
Time, Inc.	9,696	126,048
Tribune Media Co. Class A	6,925	225,755
Twenty-First Century Fox, Inc.:
Class A	8,893	233,619
Class B	10,932	288,495
		4,503,538
Multiline Retail - 0.4%
Dillard's, Inc. Class A	3,280	201,064
Kohl's Corp.	4,803	210,131
		411,195
Specialty Retail - 1.4%
GameStop Corp. Class A	14,100	339,105
GNC Holdings, Inc.	10,100	135,643
Michaels Companies, Inc. (a)	14,300	332,475
Office Depot, Inc.	45,183	142,326
Sally Beauty Holdings, Inc. (a)	8,817	228,713
Signet Jewelers Ltd.	3,500	284,410
		1,462,672
Textiles, Apparel & Luxury Goods - 0.2%
Gildan Activewear, Inc.	8,400	215,746

TOTAL CONSUMER DISCRETIONARY		13,144,190

CONSUMER STAPLES - 3.0%
Beverages - 0.7%
C&C Group PLC	20,364	78,241
Cott Corp.	37,061	486,023
Molson Coors Brewing Co. Class B	1,370	142,220
		706,484
Food & Staples Retailing - 0.6%
AdvancePierre Foods Holdings, Inc.	1,311	36,656
Walgreens Boots Alliance, Inc.	1,813	149,989
Whole Foods Market, Inc.	17,828	504,354
		690,999
Food Products - 1.4%
Bunge Ltd.	2,482	153,909
ConAgra Foods, Inc.	4,189	201,826
Darling International, Inc. (a)	25,229	343,114
Mead Johnson Nutrition Co. Class A	1,442	107,818
Nomad Foods Ltd. (a)	27,024	332,125
The J.M. Smucker Co.	2,429	318,952
		1,457,744
Household Products - 0.1%
Svenska Cellulosa AB (SCA) (B Shares)	3,300	93,496
Personal Products - 0.2%
Coty, Inc. Class A	7,700	177,023

TOTAL CONSUMER STAPLES		3,125,746

ENERGY - 8.2%
Energy Equipment & Services - 2.6%
Baker Hughes, Inc.	20,412	1,130,825
BW Offshore Ltd. (a)	3,357,431	138,160
Dril-Quip, Inc. (a)	6,720	319,200
FMC Technologies, Inc. (a)	7,557	243,864
Halliburton Co.	6,855	315,330
Odfjell Drilling A/S (a)	28,635	38,123
SBM Offshore NV	19,400	278,663
Schlumberger Ltd.	2,591	202,694
		2,666,859
Oil, Gas & Consumable Fuels - 5.6%
Anadarko Petroleum Corp.	8,577	509,817
Boardwalk Pipeline Partners, LP	26,523	456,461
Cenovus Energy, Inc.	22,569	325,587
Cheniere Energy, Inc. (a)	6,000	226,200
Diamondback Energy, Inc. (a)	3,396	310,021
Energen Corp.	5,086	254,961
EQT Corp.	6,679	440,814
GasLog Ltd.	25,315	388,585
Golar LNG Ltd.	9,500	207,955
Hess Corp.	7,054	338,380
Lundin Petroleum AB (a)	14,000	251,878
Marathon Petroleum Corp.	10,278	448,018
Newfield Exploration Co. (a)	11,416	463,375
Teekay Corp.	40,800	266,424
Teekay LNG Partners LP	25,100	371,480
Teekay Offshore Partners LP	62,400	373,152
WPX Energy, Inc. (a)	20,730	225,128
		5,858,236

TOTAL ENERGY		8,525,095

FINANCIALS - 17.3%
Banks - 4.7%
Bank of Ireland (a)	212,097	45,984
Barclays PLC sponsored ADR	33,405	307,994
CIT Group, Inc.	30,554	1,110,027
Citigroup, Inc.	3,862	189,817
Cullen/Frost Bankers, Inc.	760	57,752
EFG Eurobank Ergasias SA (a)	81,516	47,964
First Citizen Bancshares, Inc.	1,379	401,289
First Citizen Bancshares, Inc. Class A (a)	1,408	409,728
Lloyds Banking Group PLC	181,500	126,746
PNC Financial Services Group, Inc.	2,531	241,964
U.S. Bancorp	24,999	1,118,955
Wells Fargo & Co.	17,149	789,025
		4,847,245
Capital Markets - 3.8%
American Capital Ltd. (a)	13,030	221,380
Apollo Global Management LLC Class A	27,648	505,405
Ares Capital Corp. (b)	22,570	345,321
Brookfield Asset Management, Inc. Class A	6,250	218,864
Fortress Investment Group LLC	45,511	229,831
Franklin Resources, Inc.	12,640	425,462
KKR & Co. LP	23,812	337,892
Legg Mason, Inc.	17,035	489,245
NorthStar Asset Management Group, Inc.	63,775	873,718
The Blackstone Group LP	12,288	307,569
		3,954,687
Consumer Finance - 3.6%
Capital One Financial Corp.	10,880	805,555
Discover Financial Services	22,152	1,247,822
Navient Corp.	7,510	95,978
OneMain Holdings, Inc. (a)	14,343	406,481
SLM Corp. (a)	39,500	278,475
Synchrony Financial	33,839	967,457
		3,801,768
Diversified Financial Services - 1.4%
Berkshire Hathaway, Inc. Class B (a)	7,252	1,046,464
Leucadia National Corp.	20,040	374,147
		1,420,611
Insurance - 3.6%
AFLAC, Inc.	6,388	439,942
AMBAC Financial Group, Inc. (a)	19,801	365,328
Brown & Brown, Inc.	9,245	340,771
Chubb Ltd.	6,764	859,028
FNF Group	14,200	509,922
Greenlight Capital Re, Ltd. (a)	8,977	178,642
Reinsurance Group of America, Inc.	5,827	628,500
Torchmark Corp.	7,368	467,205
		3,789,338
Mortgage Real Estate Investment Trusts - 0.2%
MFA Financial, Inc.	28,130	205,630

TOTAL FINANCIALS		18,019,279

HEALTH CARE - 7.0%
Biotechnology - 0.8%
Gilead Sciences, Inc.	4,692	345,472
United Therapeutics Corp. (a)	4,356	523,025
		868,497
Health Care Equipment & Supplies - 1.0%
Alere, Inc. (a)	8,700	388,716
Dentsply Sirona, Inc.	2,300	132,411
Hill-Rom Holdings, Inc.	1,265	70,094
St. Jude Medical, Inc.	3,274	254,848
Zimmer Biomet Holdings, Inc.	1,285	135,439
		981,508
Health Care Providers & Services - 2.4%
Accretive Health, Inc. (a)	73,627	175,969
Anthem, Inc.	2,800	341,208
Cigna Corp.	2,368	281,389
Envision Healthcare Holdings, Inc. (a)	18,800	371,864
Laboratory Corp. of America Holdings (a)	5,856	733,991
McKesson Corp.	900	114,453
MEDNAX, Inc. (a)	6,000	367,500
Universal Health Services, Inc. Class B	1,032	124,573
		2,510,947
Health Care Technology - 0.6%
CompuGroup Medical AG	14,605	646,596
Life Sciences Tools & Services - 0.2%
Agilent Technologies, Inc.	3,674	160,076
QIAGEN NV (a)	2,200	53,636
		213,712
Pharmaceuticals - 2.0%
Endo International PLC (a)	26,331	493,706
Jazz Pharmaceuticals PLC (a)	6,946	760,379
Mallinckrodt PLC (a)	1,211	71,764
Perrigo Co. PLC	1,698	141,257
Teva Pharmaceutical Industries Ltd. sponsored ADR	10,325	441,291
The Medicines Company (a)	2,400	79,080
Valeant Pharmaceuticals International, Inc. (Canada) (a)	7,000	124,880
		2,112,357

TOTAL HEALTH CARE		7,333,617

INDUSTRIALS - 10.1%
Aerospace& Defense - 1.9%
Aerojet Rocketdyne Holdings, Inc. (a)	45,561	801,874
General Dynamics Corp.	3,295	496,688
KLX, Inc. (a)	10,500	361,410
L-3 Communications Holdings, Inc.	1,021	139,816
Rolls-Royce Holdings PLC	13,430	119,213
Textron, Inc.	127	5,090
		1,924,091
Airlines - 0.5%
American Airlines Group, Inc.	6,987	283,672
Delta Air Lines, Inc.	5,972	249,450
		533,122
Building Products - 0.2%
Allegion PLC	3,129	199,755
Commercial Services & Supplies - 0.5%
Regus PLC	71,800	218,741
Team, Inc. (a)	6,082	187,022
West Corp.	5,064	99,862
		505,625
Construction & Engineering - 1.6%
AECOM (a)	43,419	1,209,219
Arcadis NV	16,495	217,289
Astaldi SpA	46,138	186,283
		1,612,791
Electrical Equipment - 0.5%
Fortive Corp.	4,693	239,578
Regal Beloit Corp.	5,562	328,714
		568,292
Industrial Conglomerates - 0.2%
Honeywell International, Inc.	2,300	252,264
Machinery - 2.1%
Allison Transmission Holdings, Inc.	32,889	963,319
Deere & Co.	3,412	301,280
Flowserve Corp.	8,628	365,396
Ingersoll-Rand PLC	5,400	363,366
TriMas Corp. (a)	8,076	144,964
		2,138,325
Professional Services - 0.1%
Robert Half International, Inc.	3,950	147,809
Road & Rail - 0.6%
CSX Corp.	9,415	287,252
Swift Transporation Co. (a)	14,058	314,618
		601,870
Trading Companies & Distributors - 1.9%
AerCap Holdings NV (a)	15,718	646,167
Ashtead Group PLC	10,200	159,556
MRC Global, Inc. (a)	13,066	192,593
Nexeo Solutions, Inc. (a)	4,100	30,832
Nexeo Solutions, Inc. (c)	14,400	108,288
Univar, Inc. (a)	14,238	316,796
WESCO International, Inc. (a)	9,841	533,382
		1,987,614

TOTAL INDUSTRIALS		10,471,558

INFORMATION TECHNOLOGY - 9.7%
Communications Equipment - 0.7%
CommScope Holding Co., Inc. (a)	10,697	326,793
Harris Corp.	4,717	420,804
		747,597
Electronic Equipment & Components - 1.8%
Avnet, Inc.	6,300	264,285
Dell Technologies, Inc. (a)	3,008	147,663
Flextronics International Ltd. (a)	17,900	254,001
Jabil Circuit, Inc.	44,207	943,377
TE Connectivity Ltd.	4,704	295,740
		1,905,066
Internet Software & Services - 0.2%
Web.com Group, Inc. (a)	9,012	145,093
IT Services - 2.9%
Alliance Data Systems Corp.	1,300	265,811
Cognizant Technology Solutions Corp. Class A (a)	5,900	302,965
Computer Sciences Corp.	11,014	599,712
EVERTEC, Inc.	30,125	456,394
First Data Corp. Class A (a)	25,400	355,346
Science Applications International Corp.	6,311	434,891
Total System Services, Inc.	6,100	304,268
Unisys Corp. (a)	26,048	272,202
		2,991,589
Semiconductors & Semiconductor Equipment - 3.0%
Cree, Inc. (a)	14,000	312,200
Marvell Technology Group Ltd.	55,385	721,667
Maxim Integrated Products, Inc.	2,030	80,449
Micron Technology, Inc. (a)	14,000	240,240
NXP Semiconductors NV (a)	2,834	283,400
ON Semiconductor Corp. (a)	24,423	285,016
Qorvo, Inc. (a)	3,700	205,905
Qualcomm, Inc.	12,107	831,993
Semtech Corp. (a)	6,440	155,848
		3,116,718
Software - 0.2%
RealPage, Inc. (a)	9,100	247,520
Technology Hardware, Storage & Peripherals - 0.9%
Hewlett Packard Enterprise Co.	11,199	251,642
HP, Inc.	18,123	262,602
Western Digital Corp.	7,888	460,975
		975,219

TOTAL INFORMATION TECHNOLOGY		10,128,802

MATERIALS - 7.6%
Chemicals - 4.1%
Agrium, Inc.	1,777	163,127
Ashland Global Holdings, Inc.	3,100	346,363
Axalta Coating Systems (a)	9,090	228,341
CF Industries Holdings, Inc.	17,505	420,295
E.I. du Pont de Nemours & Co.	11,984	824,379
Eastman Chemical Co.	9,266	666,318
LyondellBasell Industries NV Class A	8,218	653,742
Olin Corp.	12,600	276,318
PPG Industries, Inc.	2,500	232,825
Syngenta AG sponsored ADR	2,800	225,176
Westlake Chemical Corp.	4,070	210,785
		4,247,669
Containers & Packaging - 2.1%
Avery Dennison Corp.	3,898	272,041
Ball Corp.	6,300	485,541
Berry Plastics Group, Inc. (a)	11,428	499,975
Graphic Packaging Holding Co.	62,706	783,825
Owens-Illinois, Inc. (a)	8,700	167,910
		2,209,292
Metals & Mining - 1.4%
Compass Minerals International, Inc.	9,517	683,796
Freeport-McMoRan, Inc.	17,088	191,044
Randgold Resources Ltd. sponsored ADR	2,670	236,909
Steel Dynamics, Inc.	10,675	293,136
		1,404,885

TOTAL MATERIALS		7,861,846

REAL ESTATE - 11.1%
Equity Real Estate Investment Trusts (REITs) - 9.7%
American Tower Corp.	8,819	1,033,499
AvalonBay Communities, Inc.	2,200	376,596
Boston Properties, Inc.	2,580	310,838
Douglas Emmett, Inc.	13,100	478,150
Equity Commonwealth (a)	900	27,189
Equity Lifestyle Properties, Inc.	15,166	1,150,189
Equity Residential (SBI)	6,100	376,675
Essex Property Trust, Inc.	2,970	635,847
Extra Space Storage, Inc.	7,575	554,111
First Potomac Realty Trust	3,660	32,647
Forest City Realty Trust, Inc.	30,818	665,361
Grivalia Properties REIC	50,742	391,028
iStar Financial, Inc. (a)	56,966	634,032
Lamar Advertising Co. Class A	6,642	421,435
Mack-Cali Realty Corp.	10,200	261,936
NorthStar Realty Europe Corp.	2,424	23,973
NorthStar Realty Finance Corp.	27,042	392,650
Outfront Media, Inc.	30,924	665,175
Public Storage	700	149,604
Simon Property Group, Inc.	500	92,980
VEREIT, Inc.	72,224	678,906
Welltower, Inc.	3,000	205,590
WP Glimcher, Inc.	58,319	611,766
		10,170,177
Real Estate Management & Development - 1.4%
CBRE Group, Inc. (a)	25,397	654,227
Kennedy Wilson Europe Real Estate PLC	4,191	52,067
Kennedy-Wilson Holdings, Inc. (a)	12,086	248,972
Realogy Holdings Corp.	19,644	449,651
		1,404,917

TOTAL REAL ESTATE		11,575,094

TELECOMMUNICATION SERVICES - 0.7%
Diversified Telecommunication Services - 0.7%
CenturyLink, Inc.	10,149	269,760
Frontier Communications Corp. (b)	45,522	182,998
Iridium Communications, Inc. (a)(b)	27,704	225,788
		678,546
UTILITIES - 9.7%
Electric Utilities - 6.3%
American Electric Power Co., Inc.	18,611	1,206,737
Edison International	26,572	1,952,511
NextEra Energy, Inc.	4,128	528,384
OGE Energy Corp.	11,556	358,698
PG&E Corp.	6,720	417,446
Xcel Energy, Inc.	49,831	2,070,478
		6,534,254
Multi-Utilities - 3.4%
CMS Energy Corp.	12,763	537,960
DTE Energy Co.	5,679	545,241
Sempra Energy	23,122	2,476,365
		3,559,566

TOTAL UTILITIES		10,093,820

TOTAL COMMON STOCKS
(Cost $97,717,228)		100,957,593

Nonconvertible Preferred Stocks - 0.0%
INDUSTRIALS - 0.0%
Aerospace & Defense - 0.0%
Rolls-Royce Holdings PLC
(Cost $757)	617,780	756
	Principal Amount	Value

Convertible Bonds - 0.3%
ENERGY - 0.3%
Oil, Gas & Consumable Fuels - 0.3%
Cobalt International Energy, Inc. 2.625% 12/1/19 (Cost $320,758)	600,000	274,977

U.S. Treasury Obligations - 0.1%
U.S. Treasury Bills, yield at date of purchase 0.26% to 0.36% 11/3/16 to 12/15/16 (d)
(Cost $119,963)	120,000	119,982
	Shares	Value

Money Market Funds - 3.3%
Fidelity Cash Central Fund, 0.41% (e)	2,715,718	$2,716,532
Fidelity Securities Lending Cash Central Fund 0.48% (e)(f)	784,502	784,659
TOTAL MONEY MARKET FUNDS
(Cost $3,500,342)		3,501,191
TOTAL INVESTMENT PORTFOLIO - 100.7%
(Cost $101,659,048)		104,854,499
NET OTHER ASSETS (LIABILITIES) - (0.7)%		(753,368)
NET ASSETS - 100%		$104,101,131

Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
2 CME E-mini S&P MidCap 400 Index Contracts (United States)	Dec. 2016	301,360	$(5,765)

The face value of futures purchased as a percentage of Net Assets is 0.3%

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $108,288 or 0.1% of net assets.

 (d) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $119,982.

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (f) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Nexeo Solutions, Inc.	6/9/16	$144,000

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$15,695
Fidelity Securities Lending Cash Central Fund	5,038
Total	$20,733

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$13,144,190	$13,144,190	$--	$--
Consumer Staples	3,125,746	3,125,746	--	--
Energy	8,525,095	8,525,095	--	--
Financials	18,019,279	17,892,533	126,746	--
Health Care	7,333,617	7,333,617	--	--
Industrials	10,472,314	10,353,101	119,213	--
Information Technology	10,128,802	10,128,802	--	--
Materials	7,861,846	7,861,846	--	--
Real Estate	11,575,094	11,575,094	--	--
Telecommunication Services	678,546	678,546	--	--
Utilities	10,093,820	10,093,820	--	--
Corporate Bonds	274,977	--	274,977	--
U.S. Government and Government Agency Obligations	119,982	--	119,982	--
Money Market Funds	3,501,191	3,501,191	--	--
Total Investments in Securities:	$104,854,499	$104,213,581	$640,918	$--
Derivative Instruments:
Liabilities
Futures Contracts	$(5,765)	$(5,765)	$--	$--
Total Liabilities	$(5,765)	$(5,765)	$--	$--
Total Derivative Instruments:	$(5,765)	$(5,765)	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of October 31, 2016. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$0	$(5,765)
Total Equity Risk	0	(5,765)
Total Value of Derivatives	$0	$(5,765)

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin for derivative instruments, and the net cumulative appreciation (depreciation) is included in net unrealized appreciation (depreciation).

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	84.1%
Netherlands	2.2%
Bermuda	2.2%
Ireland	2.1%
Canada	1.5%
Switzerland	1.3%
Marshall Islands	1.1%
United Kingdom	1.0%
Others (Individually Less Than 1%)	4.5%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2016
Assets
Investment in securities, at value (including securities loaned of $754,440) — See accompanying schedule: Unaffiliated issuers (cost $98,158,706)	$101,353,308
Fidelity Central Funds (cost $3,500,342)	3,501,191
Total Investments (cost $101,659,048)		$104,854,499
Receivable for investments sold		1,079,866
Receivable for fund shares sold		89,173
Dividends receivable		24,438
Interest receivable		6,584
Distributions receivable from Fidelity Central Funds		1,777
Receivable for daily variation margin for derivative instruments		1,678
Prepaid expenses		268
Other receivables		3,891
Total assets		106,062,174
Liabilities
Payable to custodian bank	$96,301
Payable for investments purchased	789,137
Payable for fund shares redeemed	127,095
Accrued management fee	36,081
Distribution and service plan fees payable	32,194
Other affiliated payables	23,197
Other payables and accrued expenses	72,538
Collateral on securities loaned, at value	784,500
Total liabilities		1,961,043
Net Assets		$104,101,131
Net Assets consist of:
Paid in capital		$104,696,554
Undistributed net investment income		425,372
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(4,210,289)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		3,189,494
Net Assets		$104,101,131
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($54,196,416 ÷ 2,529,066 shares)		$21.43
Maximum offering price per share (100/94.25 of $21.43)		$22.74
Class T:
Net Asset Value and redemption price per share ($18,098,005 ÷ 853,030 shares)		$21.22
Maximum offering price per share (100/96.50 of $21.22)		$21.99
Class C:
Net Asset Value and offering price per share ($15,588,777 ÷ 767,131 shares)(a)		$20.32
Class I:
Net Asset Value, offering price and redemption price per share ($16,217,933 ÷ 748,946 shares)		$21.65

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2016
Investment Income
Dividends		$2,127,728
Interest		44,021
Income from Fidelity Central Funds		20,733
Total income		2,192,482
Expenses
Management fee
Basic fee	$535,247
Performance adjustment	(102,472)
Transfer agent fees	231,745
Distribution and service plan fees	372,862
Accounting and security lending fees	38,101
Custodian fees and expenses	75,093
Independent trustees' fees and expenses	417
Registration fees	66,360
Audit	66,275
Legal	10,544
Miscellaneous	815
Total expenses before reductions	1,294,987
Expense reductions	(6,687)	1,288,300
Net investment income (loss)		904,182
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(4,094,069)
Fidelity Central Funds	1,000
Foreign currency transactions	(1,493)
Futures contracts	(31,015)
Total net realized gain (loss)		(4,125,577)
Change in net unrealized appreciation (depreciation) on: Investment securities	5,682,303
Assets and liabilities in foreign currencies	63
Futures contracts	(14,995)
Total change in net unrealized appreciation (depreciation)		5,667,371
Net gain (loss)		1,541,794
Net increase (decrease) in net assets resulting from operations		$2,445,976

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2016	Year ended October 31, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$904,182	$360,683
Net realized gain (loss)	(4,125,577)	11,769,234
Change in net unrealized appreciation (depreciation)	5,667,371	(12,630,256)
Net increase (decrease) in net assets resulting from operations	2,445,976	(500,339)
Distributions to shareholders from net investment income	(403,934)	(153,278)
Distributions to shareholders from net realized gain	(1,698,817)	(63,887)
Total distributions	(2,102,751)	(217,165)
Share transactions - net increase (decrease)	7,623,081	3,716,442
Total increase (decrease) in net assets	7,966,306	2,998,938
Net Assets
Beginning of period	96,134,825	93,135,887
End of period	$104,101,131	$96,134,825
Other Information
Undistributed net investment income end of period	$425,372	$83,452

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Value Fund Class A

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$21.39	$21.48	$18.90	$14.08	$12.25
Income from Investment Operations
Net investment income (loss)A	.22	.12	.09	.11	.07
Net realized and unrealized gain (loss)	.30	(.14)B	2.58	4.82	1.79
Total from investment operations	.52	(.02)	2.67	4.93	1.86
Distributions from net investment income	(.11)	(.05)	(.04)	(.11)	(.03)
Distributions from net realized gain	(.37)	(.02)	(.04)	–	–
Total distributions	(.48)	(.07)	(.09)C	(.11)	(.03)
Net asset value, end of period	$21.43	$21.39	$21.48	$18.90	$14.08
Total ReturnD,E	2.53%	(.12)%B	14.15%	35.30%	15.22%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.19%	1.31%	1.29%	1.31%	1.35%
Expenses net of fee waivers, if any	1.19%	1.25%	1.25%	1.25%	1.25%
Expenses net of all reductions	1.18%	1.24%	1.25%	1.23%	1.25%
Net investment income (loss)	1.06%	.53%	.42%	.69%	.51%
Supplemental Data
Net assets, end of period (000 omitted)	$54,196	$50,858	$45,759	$38,397	$27,817
Portfolio turnover rateH	77%	82%	78%	103%	77%

 A Calculated based on average shares outstanding during the period.

 B Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.01 per share. Excluding these litigation proceeds, the total return would have been (.17)%

 C Total distributions of $.09 per share is comprised of distributions from net investment income of $.041 and distributions from net realized gain of $.044 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Value Fund Class T

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$21.17	$21.27	$18.72	$13.95	$12.15
Income from Investment Operations
Net investment income (loss)A	.16	.06	.03	.07	.03
Net realized and unrealized gain (loss)	.31	(.15)B	2.56	4.78	1.80
Total from investment operations	.47	(.09)	2.59	4.85	1.83
Distributions from net investment income	(.05)	–	–	(.08)	(.03)
Distributions from net realized gain	(.37)	(.01)	(.04)	–	–
Total distributions	(.42)	(.01)	(.04)	(.08)	(.03)
Net asset value, end of period	$21.22	$21.17	$21.27	$18.72	$13.95
Total ReturnC,D	2.28%	(.43)%B	13.88%	34.94%	15.05%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.47%	1.58%	1.57%	1.58%	1.61%
Expenses net of fee waivers, if any	1.46%	1.50%	1.50%	1.50%	1.50%
Expenses net of all reductions	1.46%	1.49%	1.50%	1.48%	1.50%
Net investment income (loss)	.78%	.28%	.17%	.44%	.26%
Supplemental Data
Net assets, end of period (000 omitted)	$18,098	$17,300	$18,558	$17,319	$12,727
Portfolio turnover rateG	77%	82%	78%	103%	77%

 A Calculated based on average shares outstanding during the period.

 B Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.01 per share. Excluding these litigation proceeds, the total return would have been (.48)%

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Value Fund Class C

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$20.35	$20.54	$18.13	$13.51	$11.83
Income from Investment Operations
Net investment income (loss)A	.05	(.05)	(.07)	(.01)	(.03)
Net realized and unrealized gain (loss)	.29	(.13)B	2.48	4.64	1.73
Total from investment operations	.34	(.18)	2.41	4.63	1.70
Distributions from net investment income	–	–	–	(.01)	(.02)
Distributions from net realized gain	(.37)	(.01)	–	–	–
Total distributions	(.37)	(.01)	–	(.01)	(.02)
Net asset value, end of period	$20.32	$20.35	$20.54	$18.13	$13.51
Total ReturnC,D	1.72%	(.89)%B	13.29%	34.32%	14.36%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.98%	2.09%	2.06%	2.08%	2.10%
Expenses net of fee waivers, if any	1.97%	2.00%	2.00%	2.00%	2.00%
Expenses net of all reductions	1.97%	1.99%	2.00%	1.98%	1.99%
Net investment income (loss)	.27%	(.22)%	(.33)%	(.06)%	(.24)%
Supplemental Data
Net assets, end of period (000 omitted)	$15,589	$16,670	$17,390	$14,354	$9,283
Portfolio turnover rateG	77%	82%	78%	103%	77%

 A Calculated based on average shares outstanding during the period.

 B Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.01 per share. Excluding these litigation proceeds, the total return would have been (.94)%

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Value Fund Class I

Years ended October 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$21.60	$21.70	$19.09	$14.22	$12.34
Income from Investment Operations
Net investment income (loss)A	.28	.17	.14	.16	.10
Net realized and unrealized gain (loss)	.31	(.14)B	2.60	4.86	1.81
Total from investment operations	.59	.03	2.74	5.02	1.91
Distributions from net investment income	(.17)	(.11)	(.09)	(.15)	(.03)
Distributions from net realized gain	(.37)	(.02)	(.04)	–	–
Total distributions	(.54)	(.13)	(.13)	(.15)	(.03)
Net asset value, end of period	$21.65	$21.60	$21.70	$19.09	$14.22
Total ReturnC	2.82%	.13%B	14.46%	35.65%	15.56%
Ratios to Average Net AssetsD,E
Expenses before reductions	.89%	1.00%	.97%	.96%	.99%
Expenses net of fee waivers, if any	.89%	1.00%	.97%	.96%	.99%
Expenses net of all reductions	.89%	.99%	.97%	.94%	.99%
Net investment income (loss)	1.36%	.78%	.69%	.98%	.76%
Supplemental Data
Net assets, end of period (000 omitted)	$16,218	$10,391	$10,011	$6,405	$4,080
Portfolio turnover rateF	77%	82%	78%	103%	77%

 A Calculated based on average shares outstanding during the period.

 B Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.01 per share. Excluding these litigation proceeds, the total return would have been .08%

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2016

1. Organization.

Fidelity Advisor Value Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, and Class I shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

After the close of business on June 24, 2016, all outstanding Class B shares were converted to Class A shares. All current fiscal period dollar and share amounts for Class B presented in the Notes to Financial Statements are for the period November 1, 2015 through June 24, 2016.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2016 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), partnerships, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$10,859,139
Gross unrealized depreciation	(8,525,386)
Net unrealized appreciation (depreciation) on securities	$2,333,753
Tax Cost	$102,520,746

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$391,901
Capital loss carryforward	$(3,320,850)
Net unrealized appreciation (depreciation) on securities and other investments	$2,333,561

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(125,047)
Long-term	(3,195,803)
Total capital loss carryforward	$(3,320,850)

The tax character of distributions paid was as follows:

	October 31, 2016	October 31, 2015
Ordinary Income	$ 403,933	$ 217,165
Long-term Capital Gains	1,698,818	–
Total	$2,102,751	$ 217,165

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $(31,015) and a change in net unrealized appreciation (depreciation) of $(14,995) related to its investment in futures contracts. These amounts are included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $79,463,901 and $72,698,350, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Class I of the Fund as compared to its benchmark index, the Russell Midcap Value Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .44% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$125,726	$2,897
Class T	.25%	.25%	82,948	–
Class B	.75%	.25%	4,552	3,467
Class C	.75%	.25%	159,636	10,538
			$372,862	$16,902

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$14,762
Class T	2,254
Class B(a)	17
Class C(a)	1,439
$18,472

 (a) When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$117,218.23
Class T	43,230.26
Class B	1,307.29
Class C	43,289.27
Class I	26,701.19
	$231,745

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $3,378 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $249 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $5,038, including $1 from securities loaned to FCM.

9. Expense Reductions.

The investment adviser voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class B	2.00%	$402

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $5,619 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $666.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended October 31, 2016	Year ended October 31, 2015
From net investment income
Class A	$271,815	$101,012
Class T	40,168	–
Class I	91,951	52,266
Total	$403,934	$153,278
From net realized gain
Class A	$882,206	$40,780
Class T	297,241	6,850
Class B	16,135	509
Class C	301,923	6,869
Class I	201,312	8,879
Total	$1,698,817	$63,887

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2016	Year ended October 31, 2015	Year ended October 31, 2016	Year ended October 31, 2015
Class A
Shares sold	824,070	960,039	$16,976,958	$21,148,738
Reinvestment of distributions	54,608	6,016	1,132,015	131,655
Shares redeemed	(727,383)	(718,151)	(14,850,569)	(15,770,534)
Net increase (decrease)	151,295	247,904	$3,258,404	$5,509,859
Class T
Shares sold	192,081	111,689	$4,011,968	$2,464,811
Reinvestment of distributions	16,080	306	330,767	6,711
Shares redeemed	(172,188)	(167,609)	(3,484,722)	(3,658,902)
Net increase (decrease)	35,973	(55,614)	$858,013	$(1,187,380)
Class B
Shares sold	995	251	$19,938	$5,457
Reinvestment of distributions	769	23	15,282	484
Shares redeemed	(46,605)	(24,225)	(903,723)	(513,169)
Net increase (decrease)	(44,841)	(23,951)	$(868,503)	$(507,228)
Class C
Shares sold	175,956	129,309	$3,455,624	$2,727,630
Reinvestment of distributions	14,372	305	284,567	6,463
Shares redeemed	(242,360)	(157,096)	(4,738,320)	(3,304,608)
Net increase (decrease)	(52,032)	(27,482)	$(998,129)	$(570,515)
Class I
Shares sold	475,169	126,524	$9,727,941	$2,825,818
Reinvestment of distributions	12,080	2,352	252,359	51,833
Shares redeemed	(219,416)	(109,030)	(4,607,004)	(2,405,945)
Net increase (decrease)	267,833	19,846	$5,373,296	$471,706

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Value Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Value Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments, as of October 31, 2016, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Value Fund as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
December 12, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as Chairman (2014-present) and a member (2010-present) of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes) and a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present) and a non-executive Chairman of Health Equity, Inc. (health savings custodian, 2015-present). Previously, Mr. Selander served as a Member of the Advisory Board of certain Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2002

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016), Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Thomas C. Hense (1964)

Year of Election or Appointment: 2008, 2010, or 2015

Vice President

Mr. Hense serves as Vice President of Fidelity Advisor® Multi-Asset Income Fund (2015) and other funds (High Income (2008), Small Cap (2008), and Value (2010) funds), and is an employee of Fidelity Investments (1993-present). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2016 to October 31, 2016).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses Paid During Period-B May 1, 2016 to October 31, 2016
Class A	1.13%
Actual		$1,000.00	$1,025.80	$5.75
Hypothetical-C		$1,000.00	$1,019.46	$5.74
Class T	1.44%
Actual		$1,000.00	$1,024.60	$7.33
Hypothetical-C		$1,000.00	$1,017.90	$7.30
Class C	1.95%
Actual		$1,000.00	$1,021.60	$9.91
Hypothetical-C		$1,000.00	$1,015.33	$9.88
Class I	.83%
Actual		$1,000.00	$1,027.50	$4.23
Hypothetical-C		$1,000.00	$1,020.96	$4.22

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Advisor Value Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Advisor Value Fund
Class A	12/12/16	12/09/16	$0.138	$0.007
Class T	12/12/16	12/09/16	$0.090	$0.007
Class C	12/12/16	12/09/16	$0.000	$0.000
Class I	12/12/16	12/09/16	$0.203	$0.007

Class A, Class T, and Class I designate 100% of the dividends distributed in December during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Class A, Class T, and Class I designate 100% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Value Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2016 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) broadening eligibility requirements for certain lower-priced share classes of, and streamlining the fee structure for, certain existing equity index funds; (v) lowering expense caps for certain existing funds and classes to reduce expenses paid by shareholders; (vi) eliminating redemption fees for certain variable insurance product funds and classes; (vii) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (viii) launching a lower cost share class for use by the Freedom Index Fund product line; (ix) rationalizing product lines and gaining increased efficiencies through fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; (xi) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (xii) accelerating the conversion of all remaining Class B shares to Class A shares, which have a lower expense structure; and (xiii) implementing changes to Fidelity's money market fund product line in response to recent regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in January 2014.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Advisor Value Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Broadridge investment objective categories that have comparable investment mandates. Combining Broadridge investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Broadridge funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity Advisor Value Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2015. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and the boards of other Fidelity funds to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked above the competitive median for 2015. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of each class was above the competitive median because of higher other expenses due to low asset levels. The Board noted that the total expense ratio of Class T was also above the competitive median because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although all classes were above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins; (vi) the realization of fall-out benefits in and attribution of fall-out benefits to certain Fidelity business units; (vii) the appropriateness of certain funds' benchmarks; (viii) the rationalization for certain share classes and expenses; (ix) sub-advisory fee rates for comparable investment mandates; (x) product strategy for certain underperforming funds; and (xi) Fidelity's resources and strategy for cybersecurity.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

FAV-ANN-1216
1.808899.112

Item 2.

Code of Ethics

As of the end of the period, October 31, 2016, Fidelity Advisor Series I (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”) in each of the last two fiscal years for services rendered to Fidelity Advisor Floating Rate High Income Fund, Fidelity Advisor High Income Advantage Fund, Fidelity Advisor High Income Fund, and Fidelity Advisor Value Fund (the “Funds”):

Services Billed by Deloitte Entities

October 31, 2016 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Floating Rate High Income Fund	$149,000	$-	$6,400	$3,900
Fidelity Advisor High Income Advantage Fund	$70,000	$-	$6,500	$1,800
Fidelity Advisor High Income Fund	$59,000	$-	$6,400	$1,600
Fidelity Advisor Value Fund	$46,000	$-	$6,600	$1,200

October 31, 2015 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Floating Rate High Income Fund	$144,000	$-	$6,100	$3,300
Fidelity Advisor High Income Advantage Fund	$68,000	$-	$6,400	$1,100
Fidelity Advisor High Income Fund	$57,000	$-	$6,100	$800
Fidelity Advisor Value Fund	$45,000	$-	$6,500	$600

A Amounts may reflect rounding.

The following table presents fees billed by Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company (“FMR”) and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds (“Fund Service Providers”):

Services Billed by Deloitte Entities

	October 31, 2016A	October 31, 2015A
Audit-Related Fees	$40,000	$-
Tax Fees	$-	$10,000
All Other Fees	$-	$60,000

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by Deloitte Entities for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	October 31, 2016 A	October 31, 2015 A
Deloitte Entities	$105,000	$200,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of Deloitte Entities in its audit of the Funds, taking into account representations from Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Funds and their related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds’ last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Advisor Series I

By:	/s/ Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	December 28, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	December 28, 2016

By:	/s/Howard J. Galligan III
Howard J. Galligan III
Chief Financial Officer

Date:	December 28, 2016